UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.1)
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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to §240. 14a-12
Ensco plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE: Amendment No. 1 to this Schedule 14A is being filed to correct Resolution 7. We discovered a performance goal was inadvertently left off the list of the Company's ECIP key performance measures. This error was discovered prior to printing and mailing.

Ensco plc 6 Chesterfield Gardens London, W1J 5BQ Phone: +44 (0) 20 7659 4660 www.enscoplc.com (Company No. 7023598)
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on 18 May 2015
The Annual General Meeting of Shareholders of Ensco plc ("Ensco," "we," "our" or the "Company") will be held at InterContinental London Park Lane, One Hamilton Place, Park Lane, London, W1J 7QY, United Kingdom, at 8:00 a.m. London time, on Monday 18 May 2015 (the "Meeting").
You will be asked to consider and, if thought fit, to pass the resolutions below. Resolution 11 will be proposed as a special resolution. All other resolutions will be proposed as ordinary resolutions.

ORDINARY RESOLUTIONS

1.	To re-elect the nine Directors named in the accompanying proxy statement to serve until the 2016 Annual General Meeting of Shareholders.

2.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 2" of the accompanying proxy statement.

3.	To ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ended 31 December 2015.

4.
To appoint KPMG LLP as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company). We note that the current audit firm KPMG Audit Plc will not be seeking reappointment at the Meeting and instead KPMG LLP, a sister entity, will be recommended to the shareholders to become our auditor in the future. KPMG Audit Plc has instigated an orderly wind down of business, and as such all client activity is being transferred.

5.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.

6.
To approve an Amendment to the ENSCO 2012 Long-Term Incentive Plan and to approve the Performance-Based Provisions of the Plan pursuant to U.S. Internal Revenue Code, as amended ("Internal Revenue Code") Section 162(m).

7.	To approve the Performance-Based Provisions of the ENSCO 2005 Cash Incentive Plan pursuant to Internal Revenue Code Section 162(m).

8.	To cast a non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2014 (excluding the Directors' Remuneration Policy).

9.	To cast a non-binding advisory vote to approve the compensation of our named executive officers.

10.
To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2014 (in accordance with legal requirements applicable to U.K. companies).

SPECIAL RESOLUTION

11.	To approve the disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.

Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a simple majority of the votes cast are cast in favour thereof. Resolution 11 will be proposed as a special resolution, which means, assuming a quorum is present, Resolution 11 will be approved if 75% of the votes cast are cast in favour thereof.
With respect to the non-binding, advisory votes on Resolutions 8, 9 and 10, regarding the Directors' Remuneration Report, the compensation of our named executive officers and the U.K. statutory accounts, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory votes on Resolutions 8, 9 and 10.
Please review the proxy statement accompanying this notice for more complete information regarding the Meeting and the full text of the resolutions to be proposed at the Meeting.

By Order of the Board of Directors,

Brady K. Long
Vice President, General Counsel and Secretary

1 April 2015

YOUR VOTE IS IMPORTANT. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS INCLUDED WITH THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding our fiscal 2014 performance, please review our Annual Report on Form 10-K for the period ended 31 December 2014. This proxy statement, our 2014 annual report and a proxy card are first being sent or distributed to shareholders on or about 6 April 2015.

2015 Annual General Meeting of Shareholders

Time and Date:        8:00 a.m. London time

Place:            InterContinental London Park Lane, One Hamilton Place, Park Lane, London,
W1J 7QY, United Kingdom

Meeting Date:        18 May 2015
Record Date:        25 March 2015

2014 Business Highlights

Despite the severe downturn in offshore drilling markets in late 2014, Ensco achieved several milestones during the year, particularly in the following areas:

•	Safety: We achieved Ensco’s best-ever performance in total recordable incident rate ("TRIR"), a key metric used industry-wide to measure safety.

•	Revenues and Operational Performance: We achieved record operating revenues; average dayrates and operational utilization improved year-over-year.

•	Customer Service: We were rated #1 in our industry in total customer satisfaction for a fifth consecutive year.

•	Strategy: We sold eight non-core assets during 2014 for gross proceeds of $311 million.

•
CEO Transition: Mr. Trowell joined Ensco as our CEO and President on 2 June 2014, replacing Mr. Rabun, whose planned retirement after eight years as our CEO and President was announced in November 2013.

•
Separation of CEO and Chairman Roles: Upon Mr. Trowell’s appointment as our CEO and President, Mr. Rabun continued to serve as Chairman of the Board. Upon Mr. Rabun’s retirement at the Meeting, Mr. Rowsey is expected to be appointed as Chairman, continuing our transition to an independent Chairman.

•
Corporate Governance Award: In November 2014, Ensco won the “Best Overall Corporate Governance International” prize at the annual Corporate Governance Awards sponsored by Corporate Secretary magazine, in recognition of significant enhancements to our governance policies and practices.

Executive Compensation Highlights

Our executive compensation philosophy is based on the principles that the creation of shareholder value is the paramount measure of executive officer performance and that this principle should be reflected in overall compensation. The business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	strategic and opportunistic enhancement of our asset base;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	safety performance;

•	operational efficiency; and

•	customer satisfaction.
We believe that achievement of these business objectives will contribute to growth in shareholder value. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at risk and subjecting a significant portion of each officer's potential compensation to specific annual and long-term performance requirements.

Voting Matters and Board Recommendations

Re-election of Directors	FOR each Nominee
Authorise the Board of Directors to Allot Shares	FOR
Ratify KPMG LLP as U.S. Independent Auditor for year ended 31 December 2015	FOR
Appoint KPMG LLP as U.K. Statutory Auditor	FOR
Authorise the U.K. Statutory Auditors' Remuneration	FOR
Approve Amendment to the Ensco 2012 Long-Term Incentive Plan and to Approve the Performance-Based Provisions of the Plan pursuant to Internal Revenue Code Section 162(m)	FOR
Approve the Performance-Based Provisions of the Ensco 2005 Cash Incentive Plan pursuant to Internal Revenue Code Section 162(m)	FOR
Advisory Vote to Approve the Directors' Remuneration Report	FOR
Advisory Vote to Approve Named Executive Officer Compensation	FOR
Advisory Vote to Approve the U.K. Statutory Accounts	FOR
Special Vote to Approve the Disapplication of Pre-emption Rights	FOR

Board Nominees

Name	Age	Director Since	Principal Occupation	Committees	Independent (Yes/No)

J. Roderick Clark	64	2008	Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)	Compensation	Yes
Roxanne J. Decyk	62	2013	Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)	Compensation	Yes
Mary E. Francis CBE	66	2013	Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)	Audit	Yes
C. Christopher Gaut	58	2008	Chairman and Chief Executive Officer of Forum Energy Technologies, Inc.	Compensation	Yes
Gerald W. Haddock	67	1986	President and Founder of Haddock Enterprises, LLC	Audit; Nominating and Governance	Yes
Francis S. Kalman	67	2011	Former Executive Vice President of McDermott International, Inc. (Retired)	Audit	Yes
Keith O. Rattie	61	2008	Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)	Audit	Yes
Paul E. Rowsey, III	60	2000	Chief Executive Officer of Compatriot Capital, Inc.	Nominating and Governance	Yes
Carl G. Trowell	46	2014	Chief Executive Officer and President of Ensco plc		No
Allotment of Shares

As a U.K. Company, we are governed in part by the U.K. Companies Act 2006 (the "Companies Act"). Under the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board of Directors (the "Board" or the "Directors") to "allot" shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. Without this grant of authority from shareholders, the Board would generally be unable to issue any new shares without obtaining approval from our shareholders.
Disapplication of Pre-emption Rights

Under the Companies Act, our shareholders have pre-emption rights to subscribe for any ordinary shares we issue for cash in proportion to their existing shareholdings, which means we must offer shareholders the right to purchase any shares we intend to issue. Our proposed resolution would give the Directors the power to issue ordinary shares (or sell any ordinary shares which the Company elects to hold in treasury) for cash without first offering them to existing shareholders. The resolution would provide the Directors with additional flexibility to pursue strategic transactions and to finance growth with equity.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1.   What is a proxy statement and what is a proxy?

A proxy statement is a document that the U.S. Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the Meeting, Brady K. Long and Elizabeth A. Cook.

2.   Why did I receive these proxy materials?

We are providing this meeting notice, proxy statement, proxy card and 2014 annual report (the "proxy materials") in connection with the solicitation by our Board of proxies to be voted at our Meeting. The proxies also may be voted at any continuations, adjournments or postponements of the Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Meeting. All shareholders as of the close of business on 25 March 2015 are entitled to receive notice of, attend and vote at the Meeting or, subject to our Articles of Association, any adjournment or postponement of the Meeting. A list of all shareholders of record entitled to vote at the Meeting is on file at our principal executive offices, 6 Chesterfield Gardens, 3rd Floor, London, W1J 5BQ, United Kingdom, and will be available for inspection at the Meeting. Changes to entries on the register after this time will be disregarded in determining the rights of any person to attend or vote at the Meeting.

3.   Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Meeting.

4. Why did I not receive the Notice?

If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled using the same process for all your holdings this year. If you would like to change the method of delivery, please follow the instructions set forth in the answer to Question 7.

5. How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Meeting over the Internet. The proxy materials for the Meeting are available at www.proxyvote.com. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker, or the Notice.

6. Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2014 annual report, by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted at www.proxyvote.com.

7. Can I choose the method in which I receive future proxy materials?

There are three methods in which shareholders of record and beneficial owners may receive future proxy materials or notice thereof:

•	Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•
E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please visit www.investordelivery.com to enroll or, if voting electronically at www.proxyvote.com, follow the instructions to enroll for electronic delivery after you vote.

•
Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. If you are voting electronically at www.proxyvote.com, follow the instructions to enroll for paper copies by mail after you vote.

If you are a beneficial owner, you should consult the directions provided by your broker, bank or other nominee with respect to how you receive your proxy materials and how to vote your shares.

If there are multiple shareholders residing at the same address, we will send one set of proxy materials per household. However, you may inform us as to whether you wish to receive one set of proxy materials per household or one set of proxy materials per person in the future by calling or emailing as set forth above.

8. Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote.

9.   When and where is the Meeting, and who may attend?

The Meeting will be held on 18 May 2015 at 8:00 a.m. London time at InterContinental London Park Lane, One Hamilton Place, Park Lane, London, W1J 7QY, United Kingdom. Ensco shareholders of record and beneficial owners as of the close of business on 25 March 2015 may attend the Meeting.

10.   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered in your name on the books and records of Computershare Trust Company, N.A., our transfer agent, you are a "shareholder of record." Accordingly, we sent the Notice directly to you.

If your shares are held for you in the name of your broker or bank, your shares are held in "street name," and you are considered the "beneficial owner." Either the Notice or the proxy materials have been forwarded to you by your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other shareholder of record on how to vote your shares by using the voting instruction card included in the mailing.

11.   How do I attend the Meeting? What do I need to bring?

Shareholders of Record. If you are a shareholder of record at the close of business on 25 March 2015 and plan to attend the Meeting, please bring the Notice to the Meeting as your proof of ownership of Ensco plc stock.

Beneficial Owners. If you are a beneficial owner and plan to attend the Meeting, you must present proof of your ownership of Ensco shares as of 25 March 2015, such as a bank or brokerage account statement. If you wish to vote at the Meeting, you must also bring a legal proxy as described in the answer to Question 17.

Note to All Meeting Attendees: No cameras, recording equipment, laptops, tablets, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting, and security measures will be in effect to ensure the safety of attendees. In all cases, you will need a photo ID to gain admission.

12.   What are my voting choices for each of the resolutions to be voted on at the Meeting?

With respect to each resolution, you may vote "for" or "against" or you may elect to "abstain." We have majority voting for the election of directors. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast are cast in favour of the resolution to elect or re-elect the director. In determining the number of votes cast in respect of any resolution, shares that abstain from voting or that are otherwise not voted will not be treated as votes cast.

Resolutions 1 through 10 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 10 will be approved if a majority of the votes cast are cast in favour thereof. Resolution 11 will be proposed as a special resolution, which means, assuming a quorum is present, Resolution 11 will be approved if 75% of the votes cast are cast in favour thereof. With respect to the non-binding advisory votes on Resolutions 8, 9 and 10, the result of the vote will not require our Board or any committee thereof to take any action. However, our Board values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, our Board will carefully consider the outcome of the advisory votes on Resolutions 8, 9 and 10.

13. What are our Board's recommendations on how I should vote my shares?

Our Board recommends that you vote your shares as follows:

Resolution 1a.-1i.	FOR each of the ordinary resolutions to re-elect the Directors of the Company.
Resolution 2	FOR the ordinary resolution to authorise the Board to allot shares.
Resolution 3	FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ended 31 December 2015.
Resolution 4	FOR the ordinary resolution to appoint KPMG LLP as our U.K. statutory auditors under the U.K. Companies Act 2006.
Resolution 5	FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
Resolution 6
FOR the ordinary resolution to approve an Amendment to the Ensco 2012 Long-Term Incentive Plan and to approve the Performance-Based Provisions of the Plan pursuant to Internal Revenue Code Section 162(m).

Resolution 7	FOR the ordinary resolution to approve the Performance-Based Provisions of the Ensco 2005 Cash Incentive Plan pursuant to Internal Revenue Code Section 162(m).
Resolution 8	FOR the non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2014 (excluding the Directors' Remuneration Policy).
Resolution 9	FOR the non-binding advisory vote to approve the compensation of our named executive officers.
Resolution 10	FOR the non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2014.
Resolution 11	FOR the special resolution to approve the disapplication of pre-emption rights.

14.   Are there any other matters to be acted upon at the Meeting?

We do not know of any other matters to be presented or acted upon at the Meeting. If any matters not set forth in the Meeting notice included in the proxy materials are properly brought before the Meeting, the persons named in the accompanying proxy will vote on them in accordance with their best judgment.

15.   Who is entitled to vote at the Meeting?

You are entitled to vote if you owned shares as of the close of business on the record date, 25 March 2015. Each share is entitled to one vote and there is no cumulative voting. As of 25 March 2015, we had 234,337,672 shares outstanding. Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of the Meeting and to attend and vote at the Meeting and any continuations, adjournments or postponements thereof. In accordance with the Company's Articles of Association, voting on all resolutions will be conducted by way of a poll and not on a show of hands.

16.   What is the quorum required to hold the Meeting?

For purposes of the Meeting, shareholders present in person or by proxy who represent at least a majority of shares entitled to vote at the Meeting will constitute a quorum. Abstentions and shares held by a broker or its nominee that are voted on any matter are included in determining the number of votes present or represented at the Meeting and are counted for quorum purposes. However, in determining the number of votes cast, shares abstaining from voting or not voted on a resolution will not be treated as votes cast.

17.   How do I vote?

Shareholders of Record: If you are a shareholder of record, you may vote your shares in person at the Meeting or appoint another person as your proxy to exercise any or all of your rights to attend and to speak and vote at the Meeting. You may appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you). Such proxy need not be a shareholder of record.

To be valid, any proxy card or other instrument appointing a proxy must be received (completed, dated and signed) on or before 17 May 2015 by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or by submission via the Internet by going to www.proxyvote.com and following the instructions provided.

Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorised person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory's full title and provide a certificate or other proof of appointment.

The return of a completed proxy card will not prevent a shareholder from attending and voting at the Meeting.

Beneficial Owners: If you are a beneficial owner, your broker, bank or other nominee will arrange to provide materials and instructions for voting your shares. If you wish to attend the Meeting, you will need to bring evidence of your share ownership in the form of a recently-dated letter from your broker, bank or other nominee and a photo ID as proof of your identity. Upon verification of such evidence, you will be admitted to the Meeting at the invitation of the Chairman. In order to vote at the Meeting, you must obtain a legal proxy from your broker, bank or other shareholder of record and present it to the inspectors of election with your ballot.

Employees: If you are a current or former Ensco employee who holds shares in the Ensco Savings Plan, you will receive voting instructions from the trustee of the plan for shares allocated to your account. If you fail to give voting instructions to the trustee, your shares will be voted by the trustee in the same proportion and direction as shares held by the trustee for which voting instructions were received. To allow sufficient time for voting by the trustee and administrator of the Ensco Savings Plan, your voting instructions for shares held in the plan must be received by 11:59 p.m. Eastern Daylight Time on 12 May 2015.

18.   What can I do if I change my mind after I vote?

Shareholders of Record: If you are a shareholder of record, you may revoke your proxy or otherwise change your vote by doing one of the following:

•
sending a written notice of revocation to our secretary at the registered office and headquarters of the Company, which must be received prior to the Meeting, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 in time to be received before the Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked;

•	if you voted electronically, by returning to www.proxyvote.com and changing your vote before the share voting cutoff time. Follow the same voting process, and your original vote will be superseded; or

•	by attending the Meeting and voting in person, though simply attending the Meeting without voting will not revoke your proxy or change your vote.

Beneficial Owners: If you are a beneficial owner, you can revoke your voting instructions or otherwise change your vote by following the instructions provided by your broker or other nominee before the applicable deadline. You may also vote in person at the Meeting if you obtain a legal proxy as described in the answer to Question 17.

19.   What if I do not specify a choice for a resolution in my proxy?

If you sign and return your proxy card appointing the persons designated by the Board as your proxies without indicating how you want your shares to be voted, your shares will be voted FOR the resolutions by the persons designated by the Board as your proxies.

20.   Will my shares be voted if I do not provide my proxy or instruction form?

If you are a shareholder of record and do not provide a proxy, you must attend the Meeting in order to vote. If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange ("NYSE") rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes.

21.   What does it mean if I receive more than one Notice?

If you received multiple Notices, it means that you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. Each Notice you receive should be voted.

22.   Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone for no additional compensation. We will also ask shareholders of record who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request we will reimburse such shareholders of record for the customary costs of forwarding the proxy material. We have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and anticipate that this will cost us approximately $15,000 plus certain out-of-pocket expenses.

23.   May shareholders ask questions at the Meeting?

Yes. The chairman of the Meeting will answer questions from shareholders during the designated question and answer period of the Meeting. In order to provide an opportunity for everyone who wishes to ask a question, shareholders may be limited to two minutes each to present their question. When speaking, shareholders must direct questions to the chairman and confine their questions to matters that relate directly to the business of the Meeting. Shareholders will not be able to make statements.

24. Who will count the votes?

Broadridge Financial Solutions, Inc. will count the votes and submit them to our inspectors of election. The inspectors of election will be present at the Meeting.

25.   When will Ensco announce the voting results?

We will announce the preliminary voting results at the Meeting. We will report the final results in a Current Report on Form 8-K filed with the SEC.

26.	Does Ensco have a policy about Directors' attendance at the Meeting?

It is our policy that directors should attend annual general meetings of shareholders barring extenuating circumstances. A regular meeting of the Board is scheduled in conjunction with the Meeting. All incumbent directors attended the 2014 Annual General Meeting of Shareholders.

27.   What can I do if I have audit concerns?

Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the Meeting includes any statement that the Company has been required to publish on a website under section 527 of the Companies Act.

28.   Who should I contact if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact our proxy solicitor, D.F. King. Shareholders may call toll-free at 1-800-859-8509, and banks and brokers may call collect at 1-212-269-5550. D.F. King may be reached by email at ensco@dfking.com.

Shareholders who have general queries about the Meeting also can call Ensco at 713-789-1400 and ask for the Investor Relations department. No other methods of communication will be accepted. You may not use any electronic address provided either in this notice of Meeting or any related documents (including the proxy materials) to communicate with the Company for any purposes other than those expressly stated.

OWNERSHIP OF VOTING SECURITIES

The following tables show amounts and percentages of our Class A ordinary shares (the only class of our securities outstanding and eligible to vote) ("shares") owned beneficially as of 23 March 2015 by (i) each person or group known by us to beneficially own more than 5% of our outstanding shares; (ii) each of our directors; (iii) our named executive officers identified in the 2014 Summary Compensation Table (the "Named Executive Officers"); and (iv) all of our current directors and executive officers as a group.
Beneficial Ownership Table

	Beneficial Ownership(1)
Name of Beneficial Owner	Amount(2)		Percentage
The Vanguard Group	18,682,018	(3)	7.97
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.	14,341,165	(4)	6.12
55 East 52nd Street
New York, NY 10022
Directors and Executive Officers:
Carl G. Trowell	89,461		—	(5)
Chief Executive Officer and President, Director
Daniel W. Rabun	296,984		—	(5)
Chairman, Former President and Chief Executive Officer, Director
James W. Swent III	129,117		—	(5)
Executive Vice President and Chief Financial Officer
J. Mark Burns	223,768		—	(5)
Executive Vice President and Chief Operating Officer
P. Carey Lowe	203,033		—	(5)
Executive Vice President
Steven J. Brady	88,126		—	(5)
Senior Vice President—Eastern Hemisphere
J. Roderick Clark	19,739		—	(5)
Director
Roxanne J. Decyk	891		—	(5)
Director
Mary E. Francis CBE	—		—	(5)
Director
C. Christopher Gaut	29,989		—	(5)
Director
Gerald W. Haddock	25,612	(6)	—	(5)
Director
Francis S. Kalman	22,515		—	(5)
Director
Keith O. Rattie	23,339		—	(5)
Director
Paul E. Rowsey, III	37,880		—	(5)
Director
All current directors and executive officers as a group (19 persons)	1,420,184		0.61

____________________

(1)	As of 23 March 2015, there were 234,337,672 shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)
The number of shares beneficially owned by the directors and executive officers listed in the table above includes shares that may be acquired within 60 days of 23 March 2015 by exercise of share options as follows: Mr. Trowell—0; Mr. Rabun—121,164; Mr. Swent—3,510; Mr. Burns—40,776; Mr. Lowe—40,776; Mr. Brady—0; Mr. Clark—0; Ms. Decyk— 0; Mrs. Francis—0; Mr. Gaut—0; Mr. Haddock—0; Mr. Kalman—0 Mr. Rattie—0; Mr. Rowsey—0; and all current directors and executive officers as a group—221,904.

(3)
Based on the Schedule 13G filed on 11 February 2015, The Vanguard Group in its capacity as investment advisor, may be deemed to be the beneficial owner of 18,682,018 shares, which are owned of record by clients of The Vanguard Group as of 31 December 2014. The Vanguard Group reports shared dispositive power over 349,912 shares, sole voting power over 369,418 shares and sole dispositive power over 18,332,106 shares as of 31 December 2013.

(4)
Based on the Schedule 13G filed on 9 February 2015, BlackRock, Inc. in its capacity as investment advisor, may be deemed to be the beneficial owner of 14,341,165 shares, which are owned of record by clients of BlackRock, Inc. as of 31 December 2014. BlackRock, Inc. reports sole voting power over 12,775,027 and sole dispositive power over 14,341,165 shares as of 31 December 2014.

(5)	Ownership is less than 1% of our shares outstanding.

(6)	Mr. Haddock has pledged 9,574 shares as collateral to secure a line of credit. See "Pledging Policy" within "Compensation Discussion and Analysis."

RESOLUTIONS 1a. - 1i.

1.	ORDINARY RESOLUTIONS TO RE-ELECT EACH OF THE FOLLOWING DIRECTORS:

1a.    J. RODERICK CLARK
1b.    ROXANNE J. DECYK
1c.    MARY E. FRANCIS CBE
1d.    C. CHRISTOPHER GAUT
1e.    GERALD W. HADDOCK
1f.        FRANCIS S. KALMAN
1g.    KEITH O. RATTIE
1h.    PAUL E. ROWSEY, III
1i.        CARL G. TROWELL

AS DIRECTORS OF THE COMPANY FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2016.

Each of the Board nominees, with one exception, is an incumbent director and has been nominated by our Board for re-election at the Meeting. One nominee, Carl G. Trowell, has been the Company's Chief Executive Officer and President since June 2014 and was appointed to our Board of Directors at such time by board action after the 2014 Annual General Meeting of Shareholders.
Daniel W. Rabun, the current Chairman of the Board and our former Chief Executive Officer and President, is retiring from our Board effective as of the Meeting and is therefore not standing for re-election as a Director. The Board has reduced the size of the board from ten to nine directors effective at the Meeting.

We have majority voting for election of directors. A nominee seeking election will be elected if a simple majority of the votes cast are cast in favour of the resolution to elect the director nominee. In determining the number of votes cast, shares that abstain from voting or are not voted will not be treated as votes cast. Each director nominee will be considered separately. You may cast your vote for or against each nominee or abstain from voting your shares in connection with one or more of the nominees.
The Board recommends that shareholders vote FOR each nominee standing for election as director.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR each nominee.

Nominees

J. Roderick Clark; age 64; Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)

Mr. Clark has been one of our directors since May 2008. He served as President and Chief Operating Officer of Baker Hughes Incorporated from 2004 through January 2008. Before becoming President and Chief Operating Officer, he served as Vice President, Marketing and Technology. Mr. Clark joined Baker Hughes Incorporated during 2001 as President of Baker Petrolite. He formerly served as President and Chief Executive Officer of Consolidated Equipment Companies Inc. He also formerly served as President of Sperry-Sun, a Halliburton company. Mr. Clark has held financial, operational and leadership positions with FMC Corporation, Schlumberger and Grace Energy Corporation. Mr. Clark serves as a director and a business consultant/advisor for Sammons Enterprises, Inc. and as a director of Rockwater Energy Solutions, an oilfield services company. He holds Bachelor of Arts and Master of Business Administration degrees from the University of Texas. Mr. Clark currently serves as Chairman of our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Clark should serve as a director include his 31 years of experience in the oilfield services industry serving global markets, his drilling industry experience, his service as an executive officer of a Fortune 500 company, his corporate governance, compliance and risk management experience and his board and audit committee service for a public company engaged in tanker shipping operations.

Roxanne J. Decyk; age 62; Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)

Ms. Decyk has been one of our directors since 2013. She retired as Executive Vice President of Global Government Relations for Royal Dutch Shell plc, a global oil and gas company, in December 2010, after serving in that position since 2009. From 2008 until 2009, Ms. Decyk served as Corporate Affairs and Sustainable Development Director of Royal Dutch Shell plc, from 2005 to 2009, she served on the Executive Committee and from 2005 to 2008, she also served as Corporate Affairs Director. Prior thereto, Ms. Decyk was Senior Vice President - Corporate Affairs and Human Resources of Shell Oil Company and Vice President of Corporate Strategy of Shell International Limited. She served as a Director of Orbital ATK (formerly Alliant Techsystems Inc.) since 2010, Petrofac Limited since 2011, and Digital Globe since July 2014. She was previously a Director of Snap-on Incorporated, from 1993 until June 2014. She earned a Bachelor of Arts degree from the University of Illinois at Urbana-Champaign in English literature and a Juris Doctorate from Marquette University Law School. Ms. Decyk currently serves on our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Decyk should serve as a Director include her experience in various executive leadership positions for international, integrated energy companies, significant strategy experience, knowledge of the demands and expectations of our core customers, significant experience in human resources and particularly executive compensation, experience as a board member for public companies and expertise in global government affairs.

Mary E. Francis CBE; age 66; Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)

Mrs. Francis has been one of our directors since 2013. She is a former senior civil servant in the British Treasury and the Prime Minister's office and was subsequently Director General of the Association of British Insurers. Since April 2013 Mrs. Francis has been a non-executive director of the Swiss Re Group, having been appointed to the Board of Directors of Swiss Reinsurance Company Ltd. in October 2012. In March 2015, Mrs. Francis became a non-executive director of BG Group plc. She served on the Board of Directors of Centrica plc, an integrated energy company, between 2004 and 2014, and was Senior Independent Director from 2006. From 2005 to 2012, she served as a non-executive director of Aviva plc, and from 2009 to 2012, she served as a non-executive director of Cable & Wireless Communications Plc. She is also a former non-executive director of the Bank of England, Alliance & Leicester plc and St. Modwen Properties plc and is a Senior Adviser to the International Relations Institute, Chatham House. She earned a Master of Arts in History from Newnham College, University of Cambridge. Mrs. Francis currently serves on our Audit Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mrs. Francis should serve as a director include her experience as a director for various British and international public companies, experience as the chairman of board committees for several public companies, expertise in matters of corporate governance, and experience in senior positions within the U.K. government.

C. Christopher Gaut; age 58; Chairman and Chief Executive Officer of Forum Energy Technologies, Inc.

Mr. Gaut has been one of our directors since May 2008. He has served as Chairman and Chief Executive Officer of Forum Energy Technologies, Inc. since August 2010. Mr. Gaut previously served as a Managing Director of SCF Partners, a Houston, Texas-based private equity firm that engages in investment and acquisition of energy service companies. Prior to joining SCF Partners, he served as President of Halliburton Company's Drilling and Evaluation Division from January 2008 until April 2009. Mr. Gaut also previously served as Executive Vice President and Chief Financial Officer of Halliburton Company, one of the world's largest providers of products and services to the energy industry. Mr. Gaut holds a Bachelor of Arts degree in Engineering Sciences from Dartmouth College and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. Mr. Gaut currently serves on our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Gaut should serve as a director include his vast experience in the drilling and oilfield services industries, having served in executive positions with several companies in the energy service sector, and his strong background in finance, operations, and investments in the global energy sector.

Gerald W. Haddock; age 67; President and Founder of Haddock Enterprises, LLC

Mr. Haddock has been one of our directors since 1986. During 2000, he founded Haddock Enterprises, LLC, an entrepreneurial development company concentrating in private investments and transactions, including oil and gas and real estate, located in Fort Worth, Texas, and has served as its President since that time. Mr. Haddock formerly served as President and Chief Operating Officer of Crescent Real Estate Equities Company from 1994 to 1996 and as President and Chief Executive Officer of Crescent Real Estate Equities Company from 1996 to 1999. During 2005, Mr. Haddock joined the Board of Directors of Meritage Homes Corporation and has served on its Executive Compensation Committee since that time. In addition, he was named Chairman of its Nominating and Corporate Governance Committee during 2006 and appointed to its Audit Committee during 2009. Mr. Haddock is a former board member of Cano Petroleum Inc., having served from late 2004 through October 2008. Mr. Haddock holds Bachelor of Business Administration and Juris Doctorate degrees from Baylor University. He also received a Master of Laws in Taxation degree from New York University and a Master of Business Administration degree from Dallas Baptist University. Mr. Haddock currently serves on our Audit Committee and our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Haddock should serve as a director include his experience and expertise in financial, business and legal matters with significant involvement in corporate governance, financial and tax matters, his knowledge and expertise in international tax and business activities, his service as a Chief Executive Officer and President of a publicly-traded real estate company and his extensive service on our Board and on other public company boards, including service on audit, executive compensation, nominating and corporate governance committees.

Francis S. Kalman; age 67; Former Executive Vice President of McDermott International, Inc. (Retired)

Mr. Kalman became a director in May 2011 in connection with our acquisition of Pride, where he served as a director since 2005. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from 2002 until his retirement in 2008 and as Chief Financial Officer from 2002 until 2007. From 2000 to 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc., from 1999 to 2000, he was a principal of Pinnacle Equity Partners, LLC, from 1998 to 1999, he was Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation and from 1996 to 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specializes in direct investments in upstream, midstream and oilfield service companies. He also serves on the Board of Directors and the Audit Committees of Kraton Performance Polymers, Inc., Weatherford International, Ltd. and CHC Group, Ltd. Mr. Kalman was previously a principal of Ancora Partners, LLC, a private equity group, which was liquidated during 2014. Mr. Kalman holds a Bachelor of Science degree in Accounting from Long Island University. Mr. Kalman currently serves on our Audit Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Kalman should serve as a director include experience in executive leadership and strategic planning for various international energy service companies, experience in accounting, auditing and financial reporting for global organisations and financial expertise generally in the oil and gas industry.

Keith O. Rattie; age 61; Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)

Mr. Rattie has been one of our directors since May 2008. Mr. Rattie previously served as President of Questar Corporation, a natural gas focused energy company, from February 2001 until July 2010, Chief Executive Officer from May 2002 and Chairman from May 2003 until July 2010. He previously served as Non-Executive Chairman of Questar from July 2010 to July 2012. Mr. Rattie continued to serve as a director of Questar until February 2014. He previously served as Non-Executive Chairman of QEP Resources from July 2010 to July 2012. He previously served as Vice President and Senior Vice President of Coastal Corporation (a diversified energy company). Prior to joining Coastal, he spent 19 years with Chevron Corporation in various engineering and management positions, including as General Manager of Chevron's international gas unit. Mr. Rattie serves as a director of EP Energy, an independent oil and gas exploration and production company with operations in the U.S. He serves on the Audit Committee of EP Energy. Mr. Rattie serves as a director of Zions First National Bank, a subsidiary of Zions Bancorporation, and is a past Chairman of the Board of the Interstate Natural Gas Association of America. He also serves as a director of Rockwater Energy Solutions, an oilfield services company. He holds a Bachelor of Science degree in Electrical Engineering from the University of Washington and a Master of Business Administration degree from St. Mary's College. Mr. Rattie currently serves as Chairman of our Audit Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rattie should serve as a director include his extensive background and experience in the energy industry, his prior and current engineering and management positions, his experience as a chief executive officer in general and with respect to management, stewardship, investor and stakeholder relationships in particular and his knowledge of global equity markets.

Paul E. Rowsey, III; age 60; Chief Executive Officer of Compatriot Capital, Inc.

Mr. Rowsey has been one of our directors since 2000. He currently is the Chief Executive Officer of Compatriot Capital, Inc., a real estate investment and operating company, since 2011. Prior to joining Compatriot, he was a founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot. He serves as a member of the Board of Directors of Powdr Corporation, one of the largest alpine skiing and outdoor sports companies in the United States, based in Park City, Utah, KDC Holdings, a national real estate investment and development firm based in Dallas, Texas, Village Green Holding, a multi-family housing management and development firm based in Farmington Hills, Michigan and JLB Partners, LLC, a multi-family housing development firm based in Dallas, Texas. Mr. Rowsey is a 1977 magna cum laude graduate of Duke University with a degree in management science and a 1980 cum laude graduate of Southern Methodist University School of Law. Mr. Rowsey has been appointed as the Board's Lead Director and currently serves as the Chairman of our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rowsey should serve as a director include his expertise in financial, business and legal matters, his extensive negotiating experience in complex business transactions and his general business acumen.

Carl G. Trowell; age 46; Chief Executive Officer and President of the Company

Carl Trowell joined Ensco in June 2014 as Chief Executive Officer and President. He is also a member of the Board of Directors. Prior to joining Ensco, Mr. Trowell was President of Schlumberger Integrated Project Management (IPM) and Schlumberger Production Management (SPM) businesses that provide complex oil and gas project solutions ranging from field management, well construction, production and intervention services to well abandonment and rig management. He was promoted to this role after serving as President - Schlumberger WesternGeco Ltd. where he managed more than 6,500 employees with operations in 55 countries. Mr. Trowell began his professional career as a petroleum engineer with Shell before joining Schlumberger where he held a variety of international management positions including Geomarket Manager for North Sea operations and global Vice President of marketing and sales. He has a strong background in the development and deployment of new technologies and has been a member of several industry advisory boards in this capacity. Mr. Trowell is on the advisory board of Energy Ventures, a venture capital company investing in oil and gas technology. Mr. Trowell has a PhD in Earth Sciences from the University of Cambridge, a Bachelor Science degree in Geology from Imperial College London and a Master of Business Administration from The Open University.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Trowell should serve as a director include his international experience and perspective, his extensive experience in executive leadership and strategic planning for international companies in the global oil and gas industry, his engineering and management positions, and his strong background in the development and deployment of new technologies.

RESOLUTION 2

2.
AN ORDINARY RESOLUTION AUTHORISING THE BOARD OF DIRECTORS TO ALLOT SHARES IN THE COMPANY AND TO GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT ANY SECURITY INTO SHARES IN THE COMPANY UP TO A NOMINAL AMOUNT OF $7,810,242.

As a U.K. public company governed in part by the Companies Act, we cannot issue new shares (other than in certain circumstances) without obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to "allot" shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. If our shareholders approve this grant of authority, their approval would be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 18 August 2016). Without this grant of authority from shareholders, the Board would generally be unable to issue any of our shares without obtaining approval from our shareholders. Approval of this resolution will not, however, implicate any shareholder approval requirements of the NYSE for share issuances, such as for executive compensation purposes or in connection with certain acquisitions, and we would continue to be subject to the requirements to obtain shareholder approval in those instances. Allotments or issuances of ordinary shares for cash are subject to rights of pre-emption of the existing shareholders. If the shareholders approve Resolution 11 at the Meeting, those pre-emption rights will be disapplied to a limited extent for new issues of shares subject to this resolution.

This Resolution 2 would give the Directors the authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares up to an aggregate nominal amount equal to $7,810,242 (representing 78,102,416 ordinary shares). This amount represents approximately 33.3% of the issued ordinary share capital (excluding treasury shares) of the Company as of 6 March 2015, the latest practicable date prior to publication of this Notice. The authority sought under Resolution 2 will expire at the conclusion of the next Annual General Meeting of Shareholders to be held during 2016 (or, if earlier, at the close of business on 18 August 2016).

The Directors have no present intention to exercise the authority sought under this resolution.

As of 6 March 2015, a total of 6,413,778 ordinary shares are held by the Company in treasury.

The Board recommends that shareholders vote FOR the ordinary resolution to authorise the Board to allot shares.

If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 2. The full text of the resolution is as follows:

AN ORDINARY RESOLUTION THAT THE BOARD OF DIRECTORS BE GENERALLY AND UNCONDITIONALLY AUTHORISED TO ALLOT SHARES IN THE COMPANY AND TO GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT ANY SECURITY INTO SHARES IN THE COMPANY UP TO A NOMINAL AMOUNT OF $7,810,242, SUCH AUTHORITY TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 18 AUGUST 2016), BUT DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS AND ENTER INTO AGREEMENTS WHICH WOULD, OR MIGHT, REQUIRE SHARES TO BE ALLOTTED OR RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES TO BE GRANTED AFTER THE AUTHORITY ENDS AND THE BOARD OF DIRECTORS MAY ALLOT SHARES OR GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE AUTHORITY HAD NOT ENDED.

RESOLUTIONS 3, 4 AND 5

3.	AN ORDINARY RESOLUTION TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED 31 DECEMBER 2015.

4.
AN ORDINARY RESOLUTION TO APPOINT KPMG LLP AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 (TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

5.	AN ORDINARY RESOLUTION TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS' REMUNERATION.
Our Audit Committee has appointed the U.S. accounting firm of KPMG LLP to serve as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2015. KPMG LLP has served as our U.S. independent registered public accounting firm for the fiscal year ended 31 December 2002 and every year thereafter, having been duly appointed by the Board or by the Audit Committee in conformity with then-applicable rules. Our Audit Committee has previously appointed KPMG Audit Plc, the U.K. affiliate of KPMG LLP, to serve as our statutory auditors under the Companies Act. KPMG Audit Plc has served as our statutory auditors since our re-registration as a public limited company in December 2009. We note that the current audit firm KPMG Audit Plc will not be seeking reappointment at the Meeting and instead KPMG LLP, a sister entity, will be recommended to the shareholders to become our auditor in the future. We are asking our shareholders to authorise the Audit Committee to determine KPMG LLP's remuneration as statutory auditors in accordance with the Audit Committee's procedures and applicable law. Representatives of KPMG LLP are expected to be present at the Meeting to respond to questions as appropriate and to make a statement should they so desire.
The Board recommends that shareholders vote FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ending 31 December 2015; FOR the ordinary resolution to appoint KPMG LLP as our U.K. statutory auditors under the Companies Act (to hold office until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company); and FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 3, 4 and 5.
Independent Auditor Pre-approval Policies and Procedures

Consistent with SEC rules and policies regarding auditor independence, the Audit Committee has responsibility for appointing and approving the compensation and overseeing the work of our U.S. independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our U.S. independent registered public accounting firm.
Under the policy, we submit an itemized listing of all services to the Audit Committee for which pre-approval is requested. Such listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes an explanation as to why such service qualifies as a permitted non-audit service and why providing such service would not impair the independence of our U.S. independent registered public accounting firm.

Fees and Services

The aggregate fees (excluding value added taxes) billed to us for the fiscal years ended 31 December 2014 and 2013 by KPMG LLP and its affiliates were as follows (in thousands):

	2014	2013
Audit Fees(1)	$3,872	$3,317
Tax Fees(2)	87	70
	$3,959	$3,387
 ____________________

(1)
Includes fees for the audit of our annual consolidated financial statements and audit of the effectiveness of our internal control over financial reporting included in our Annual Report on Form 10-K, reviews of condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, the audit of our U.K. statutory accounts, audits of certain subsidiary statutory accounts, attestation services and procedures conducted in connection with consents to incorporate KPMG LLP's reports into registration statements filed with the SEC for each respective year.

(2)	Represents fees for tax compliance services.

Our Audit Committee pre-approved the services provided during 2014 and 2013 described above, in accordance with our Audit Committee's policy and the pre-approval requirements of the Sarbanes-Oxley Act of 2002, as amended. Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act of 2002, as amended, was applicable. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP were compatible with maintaining KPMG LLP's independence and has determined that the provision of such non-audit services does not undermine KPMG LLP's independence.

CORPORATE GOVERNANCE
Corporate Governance Guidelines

We have adopted a Corporate Governance Policy, which includes governance guidelines that assist the Board and its committees in the exercise of their responsibilities under applicable law and the listing standards of the NYSE. These governance guidelines provide a framework for the Company's governance and the Board's activities, covering such matters as Board membership criteria, director independence, Board meetings, Board structure, Board access to management and independent advisors, limitations on outside directorships, conflicts of interest, director compensation, shareholder communications to the Board, director attendance at shareholder meetings, evaluation of Board and Chief Executive Officer performance, management succession planning, risk oversight, share ownership guidelines and other corporate governance practices and principles. The Corporate Governance Policy is available in the Corporate Governance section under About Us on our website (www.enscoplc.com). Paper copies also are available upon request without charge. Such requests should be directed to our Investor Relations Department at 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Governance Practices

Our ethics, governance and compliance practices address all NYSE content requirements, including an annual self-evaluation of the Board and its committees and annual reviews of the committee charters, as reflected in our Code of Business Conduct and our Corporate Governance Policy. Our governance practices provide that the independent directors conduct regular executive sessions without management, chaired by the Lead Director, and a formal annual evaluation of our Chief Executive Officer's performance. The Board fulfilled these requirements during 2014.
Director Nominations

Our Nominating and Governance Committee, with direct input from the Chairman of the Board and other Board members, primarily is responsible for identifying and screening candidates for nomination to Board membership. Additionally, when and as deemed appropriate, we may retain the services of a third party to identify, evaluate or assist the Nominating and Governance Committee and Board in evaluating potential director nominees. Our Board is responsible for nominating individuals to serve on our Board.

Pursuant to our Corporate Governance Policy, candidates nominated for election or re-election to our Board should possess the following qualifications:

•	personal characteristics, including:

•	highest personal and professional ethics, integrity and values,

•	an inquiring and independent mind, and

•	practical wisdom and mature judgment;

•	experience at the policy-making level in business, government or education;

•
expertise that is useful to our Company and complementary to the background and experience of other Board members (e.g., previous executive and board experience, an international perspective, capital intensive cyclical business experience and knowledge of the global oil and gas industry are considered to be desirable);

•	willingness to devote the required amount of time to perform the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about our principal operations;

•	willingness to represent the best interests of all shareholders and objectively appraise management performance; and

•	no involvement in activities or interests that create a conflict with the director's responsibilities to us and/or our shareholders.

The Nominating and Governance Committee will evaluate the qualifications of each director candidate, including nominees recommended by shareholders, against these criteria in making recommendations to our Board concerning director nominations. The Nominating and Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of our Board at a given point in time and periodically reviews and updates the criteria listed above as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken favourably into account in considering individual candidates. The Nominating and Governance Committee may identify potential director candidates from a number of sources, including recommendations from directors, management, shareholders and executive recruiting firms retained for such purpose.

The Nominating and Governance Committee will consider director nominations timely made by shareholders pursuant to the requirements of our Articles of Association referred to in the "Information Concerning Shareholder Proposals for the 2016 Annual General Meeting of Shareholders" section of this proxy statement. Any such nomination also must comply with the other provisions contained in our Articles of Association relating to nominations of persons for election to the Board. We did not receive any nominations for director made by any person or group beneficially owning more than 5% of our shares by the date specified in Article 46.2 of our Articles of Association.
Director Independence

The Ensco Corporate Governance Policy states that a substantial majority of the Board shall be independent, as the term is defined therein and by SEC rules and NYSE Corporate Governance Standards. Except as respects their directorships, we do not have any business or other relationships with our independent directors. Only independent directors serve on the Board's standing committees. In this regard, our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell) are independent and have no material relationship with us. Accordingly, a substantial majority of our Board currently is independent as defined above.
As respects the independence determination relating to Mr. Gaut, our Board made its determination with knowledge that he has served as Chairman and Chief Executive Officer of Forum Energy Technologies, Inc., a publicly traded global provider of manufactured equipment and products to the energy industry, since August 2010. Forum has certain business relationships with Ensco, primarily involving incidental oilfield services and equipment, and Ensco paid Forum $4,119,021, $1,573,740 and $1,866,322 during 2014, 2013 and 2012, respectively. Our Board concluded that this relationship has not and will not affect the independence of Mr. Gaut and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Mr. Kalman, our Board made its determination with knowledge that he has served on the Board of Directors and the Audit Committee of Weatherford International, Ltd., a publicly traded global provider of products and services to the energy industry, since June 2013. Weatherford has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Weatherford $3,595,591 and $7,251,552 during 2014 and 2013. Our Board concluded that this relationship has not and will not affect the independence of Mr. Kalman and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Ms. Decyk, our Board made its determination with knowledge that she has served on the Board of Directors of Petrofac, a publicly traded global provider of products and services to the energy industry, since March 2011. Petrofac has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Petrofac $111,035 and $154,000 during 2014 and 2013. Our Board concluded that this relationship has not and will not affect the independence of Ms. Decyk and that she is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Mrs. Francis, our Board made its determination with knowledge that she has served on the Board of Directors of Swiss Re, a publicly traded global insurance provider, since April 2013. Swiss Re is one of several insurance providers for Ensco. During 2013, Swiss Re participated in our marine package, U.S. windstorm, and excess liability programs. The total premium paid to Swiss Re via our broker, Marsh, was $465,225 for our 2014/2015 policy period and $2,548,590 for our 2013/2014 policy period. Our Board concluded that this relationship has not and will not affect the independence of Mrs. Francis and that she is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
Our Corporate Governance Policy provides that a director who changes his or her principal occupation shall promptly notify the Board of the change and submit a pro-forma letter of resignation to the Board. Under this policy, the other directors shall then meet in private session, determine whether the change of occupation impacts the director's independence or creates a conflict of interest and decide whether to accept or reject the pro-forma resignation.
Each of our directors has prepared a Director Declaration of Interest, disclosing existing or potential conflicts of interest, in conformity with U.K. law, custom and practice. The declarations are reviewed by the Board annually. The Board conducted an annual review of Director Declarations of Interest during the Board meeting on 24 February 2015.
Board Structure

In June 2014, Mr. Trowell was appointed the Company's Chief Executive Officer and President, and Mr. Rabun continued to serve as Chairman of the Board. The Board believes a separation of the Chairman and Chief Executive Officer best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance. The Board has determined that Mr. Rowsey will become Chairman of the Board upon his re-election to the Board and Mr. Rabun's retirement from the Board on 18 May 2015, the date of the Meeting. The Board believes the separation of the Chairman and Chief Executive Officer roles also allows Mr. Trowell to focus on operating and managing the Company and leverages the Chairman's experience and perspectives. The Board has authority to modify this structure to best address the Company's unique circumstances and advance the best interests of shareholders as and when appropriate.
The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors, independent evaluation of, and communication with, members of senior management and oversight of the Company's operational, fiscal and risk management activities. These governance practices are reflected in the Ensco Corporate Governance Policy and the standing committee charters, all of which are available on our website.
Relevant provisions of the Ensco Corporate Governance Policy include:

•
Independent directors meet at regularly scheduled executive sessions outside the presence of the Chief Executive Officer and other Company personnel at each regular Board meeting and may convene additional executive sessions during any Board meeting or by notice of a special Board meeting, which any two directors may cause to be called.

•	Independent directors have open access to Ensco's management and independent advisors, such as attorneys or auditors.

•	Independent directors are encouraged to suggest items for inclusion in the agenda for Board meetings and are free to raise subjects that are not on the meeting agenda.

•
The Chairman leads executive sessions of the independent directors and serves as the interface between the independent directors and the Chief Executive Officer in communicating the matters discussed during executive sessions. The Board believes that this structure facilitates full and frank discussions among all independent directors.

•	The Chairman also:

◦	manages the process by which Board meeting agendas and meeting schedules are approved;

◦	advises the Chief Executive Officer as to the quality, quantity and timeliness of the information submitted to the Board by the Company's management;

◦	develops the agendas for executive sessions of the Board's independent directors;

◦	serves as principal liaison between the independent directors and the Chief Executive Officer in respect of Board issues; and

◦	participates in recommendations regarding recruitment of new directors, management succession planning and annual Board performance and Chief Executive Officer evaluations.
Board Meetings and Committees

The Board met six times during the year ended 31 December 2014. The Board has three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. During 2014, each incumbent director attended at least 75% of the aggregate meetings held by the Board and the committees of which he or she was a member.
Our Board has affirmatively determined that all director nominees and directors (with the exception of Messrs. Rabun and Trowell) are independent, as the term is defined by SEC rules and the Corporate Governance Standards of the NYSE, and have no material relationships with us. Accordingly, a substantial majority of our Board currently is independent as required by SEC rules and NYSE Corporate Governance Standards. The independent directors conducted executive sessions without management during each of the four regular quarterly meetings of the Board. Only independent directors serve on the Board's standing committees.
Audit Committee

We have established and maintain an Audit Committee, which operates under a charter, in accordance with the rules promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Audit Committee appoints our U.S. independent auditors to examine, review and audit our consolidated financial statements, reviews the general scope of services to be rendered by the independent auditors and pre-approves and authorises payment of the associated fees, reviews our financial condition and results of operations and makes inquiries as to the adequacy of our internal controls over financial reporting. Our Audit Committee met eight times during 2014. The Audit Committee currently consists of Chairman Rattie, Mrs. Francis and Messrs. Haddock and Kalman, all of whom meet the independence criteria for audit committee members prescribed by the SEC and NYSE. Mr. Kalman serves on four audit committees of U.S. listed public companies. The Board determined that such simultaneous service would not impair the ability of Mr. Kalman to effectively serve on our Audit Committee. None of the other members of our Audit Committee serve on more than three U.S. public company audit committees.
Our Board has determined that each of the four members of the Audit Committee meets the requisite SEC criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the NYSE Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, our Board and the Audit Committee considered the relevant academic and professional experience of the Audit Committee members.
Compensation Committee

The principal functions of our Compensation Committee, as set forth in its charter, are to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. During 2014, the Compensation Committee met seven times. The Compensation Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Gaut, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee.
The Compensation Committee has an Executive Compensation Subcommittee, which consists of Chairman Clark and Ms. Decyk, each of whom qualifies as outside directors for purposes of Section 162(m) of the Internal Revenue Code. This Executive Compensation Subcommittee has been delegated authority to qualify compensation paid by the Company for deductibility under Section 162(m) of the Internal Revenue Code.

Nominating and Governance Committee

The principal functions of our Nominating and Governance Committee, as set forth in its charter, are to select, identify and screen candidates for nomination to our Board, to recommend the composition of committees of our Board, to recommend our slate of officers and to oversee and recommend matters of corporate governance, independently or in conjunction with our Board, as appropriate. During 2014, the Nominating and Governance Committee met five times. The Nominating and Governance Committee currently consists of Chairman Rowsey and Mr. Haddock, each of whom meets the independence criteria prescribed by the NYSE for service on a nominating committee.
Director Attendance at the Meetings of Shareholders

The Ensco Corporate Governance Policy provides that, barring extenuating circumstances, all members of the Board shall attend our annual general meetings of shareholders and also are encouraged to attend any and all other general meetings that may be duly convened. All incumbent directors serving on the Board at the time of the 2014 Annual General Meeting of Shareholders attended the meeting.
Code of Business Conduct

Our Code of Business Conduct Policy (our "Ethics Policy") applies to all of our directors and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. Our Ethics Policy addresses all NYSE content requirements and includes provisions addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets and compliance with our policies and with laws, rules and regulations, including laws addressing insider trading, antitrust and anti-bribery, including the U.K. Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act. No waivers of the provisions of our Ethics Policy have been requested or granted since the Ethics Policy was first issued on 1 November 2002.
Our Ethics Policy provides for confidential and anonymous submission to a management committee of reports of non-compliance with our standards, policies, practices and procedures and also establishes a means for submission of reports of accounting, auditing or other business irregularities by any employee or other person directly to our Board.
Hotline Reports and Investigations

We have established a process by which shareholders, employees and other interested parties may communicate directly with our Board, any committee of the Board, the non-employee directors as a group or any individual director. This process, which is available on our website (www.enscoplc.com), provides a means for submission of such interested parties' communications. Such communications may be submitted by mail, addressed as follows: Ensco, 1415 South Voss Rd., Suite 110, P.O. Box 135, Houston, Texas 77057. Mail so addressed will be forwarded directly to the then-presiding chairmen of our Board's standing committees and cannot be viewed by management. Additionally, a telephonic Hotline system was established during 2011. This service is provided by an independent third party, and Hotline inquiries (which may be made anonymously) are investigated and addressed by a Company management committee working under the direction of, and reporting regularly to, the Audit Committee.
Risk Management Oversight

The Board and its committees are actively involved in the oversight of risks that could impact our Company. At each regular meeting, the Board reviews the Company's financial condition and results of operations. The Board annually approves a capital budget, with subsequent approval required for any significant variations. The Board also receives periodic reports regarding the Company's insurance program and is apprised of all material variations in coverage or premium cost in connection with each annual insurance renewal.
On behalf of the Board, the Audit Committee plays a significant role in oversight of risks associated with the Company's financial performance, internal and external audit functions, legal and tax contingencies and other exposures. The

Company's independent auditors, the Director of Internal Audit and the Chief Compliance Officer report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. Hotline reports and related investigations conducted pursuant to our Ethics Policy are reviewed in executive session of the Audit Committee with the Chief Compliance Officer. On a quarterly basis, the Vice President, General Counsel and Secretary reports to the Audit Committee on legal matters that may have a significant impact upon the Company's financial statements. In a similar fashion, the Vice President-Tax submits a quarterly report to the Audit Committee on tax matters that may have a significant impact on the Company's financial statements.
The Nominating and Governance Committee and the Compensation Committee also have roles in risk management. In consultation with its compensation consultants, the Compensation Committee endeavours to establish performance goals for the Company's various compensation plans that are intended to drive behaviour that does not encourage or result in any material risk of adverse consequences to the Company and/or its shareholders. The Committees and Board also are actively involved in succession planning both from a general standpoint and with respect to a potential emergency situation that might impact the ability of our Chief Executive Officer and President to continue the performance of his functions and responsibilities.
We maintain an enterprise risk management program designed to identify significant risks to us. Our treasury and risk management departments are responsible for implementing the program, which involves the identification of risks within and facing the Company, the assessment of existing and required mitigation plans for those risks and ongoing monitoring of both. These departments meet with a cross-functional Enterprise Risk Committee on a quarterly basis to assess risk trends, identify new potential risks and review mitigation plans. The Enterprise Risk Committee reports its results to the Board periodically. The Board reviews the identified risks, mitigation plans and monitoring reports.
Governance Transparency

Our Board, its standing committees and management are committed to continually pursuing best practices of corporate governance, accountability and transparency. The Corporate Governance section of our website (www.enscoplc.com/About-Us/Corporate-Governance/Corporate-Documents) contains the Audit Committee Charter, the Nominating and Governance Committee Charter, the Compensation Committee Charter, the Ensco Corporate Governance Policy and the Ethics Policy. Additional data available in the Corporate Governance section of our website includes information on the composition and functions of the Board and its committees as well as instructions for submission of Hotline reports and submission of general shareholder communications to our Board. Additionally, our website has a link to our public filings with the SEC, including equity ownership reports by our directors and executive officers required under Section 16 of the Exchange Act.

Shareholder Outreach Program

In our continuous effort to improve our corporate governance and communications with our shareholders, we have implemented a program to more formally seek input from our top 20 shareholders (representing more than 40% of shares outstanding) regarding proposals in our proxy.  After the filing of our proxy statement, our Investor Relations Department will reach out to those shareholders, who will be offered the opportunity to speak with certain non-employee directors about corporate governance and executive compensation.  Our outreach program will at all times be conducted in accordance with applicable law, including Regulation FD, and we will not share material non-public information with any shareholder without first disclosing it to the public.  Further, our outreach program in no way replaces or diminishes other ways shareholders can communicate with management or the Board, as summarized above in “Governance Transparency.”

Related Party Transactions

In accordance with our Audit Committee Charter, except with respect to compensatory agreements with our directors or officers that fall within the purview of the Compensation Committee, the Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between our Company, any of our subsidiaries or affiliates and any of our directors or officers, or relatives or affiliates of any such directors or officers, to ensure that such related party transactions are fair and are in our overall best interest. There were no related party transactions required to be reported for 2014.
Compensation Committee Interlocks and Insider Participation

During 2014, Ms. Decyk and Messrs. Clark and Gaut served on our Compensation Committee. No member of the Compensation Committee is involved in a relationship requiring disclosure as an interlocking director/executive officer or under Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors of Ensco plc (the “Company”) is composed of four independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange listing standards. The Audit Committee is governed by a written Charter adopted by the Board of Directors. To fulfill its responsibilities, the Audit Committee of the Company met eight times during the 2014 fiscal year.
Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee has recommended, and the Board of Directors, in the exercise of its business judgment, has approved, inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended 31 December 2014, to be filed with the Securities and Exchange Commission. The recommendation was based upon the Audit Committee's review, the exercise of its business judgment, the discussions referred to above and reliance upon the Company's management and independent registered public accounting firm.
Submitted by the Audit Committee,
Keith O. Rattie, Chairman
Mary E. Francis CBE
Gerald W. Haddock
Francis S. Kalman
23 February 2015
In accordance with the recommendation of our Audit Committee, our Board approved inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended 31 December 2014, and eight of our directors acknowledged such approval by signing the Annual Report on Form 10-K as filed with the SEC on 2 March 2015.
The U.K. statutory auditor is responsible for conducting the statutory audit of the Company's U.K. statutory accounts in accordance with the requirements of the U.K. Companies Act 2006.

COMPENSATION COMMITTEE REPORT
The functions of the Compensation Committee of the Board, among others, are to review and approve executive officer compensation and employee compensation matters, including matters regarding the Company's various benefit plans, and to continually assess the effectiveness of these programs in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Compensation Committee operates independently of management.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") for the year ended 31 December 2014 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that CD&A be included in the Company's proxy statement on Schedule 14A for the Meeting to be filed with the SEC.
Submitted by the Compensation Committee,

J. Roderick Clark, Chairman
Roxanne J. Decyk
C. Christopher Gaut
30 March 2015
In accordance with the recommendations of the Compensation Committee, our Board approved inclusion of CD&A in this proxy statement on 30 March 2015.

COMPENSATION DISCUSSION AND ANALYSIS
DIRECTORS' REMUNERATION REPORT - Part 1

The Compensation Discussion & Analysis ("CD&A") describes our compensation practices and the executive compensation policies, decisions and actions of our Compensation Committee and its Executive Compensation Subcommittee (referred to collectively as the "Compensation Committee"). CD&A focuses specifically on compensation earned during 2014 by our Chief Executive Officer, Chief Financial Officer and the other executive officers listed as named executive officers in our Summary Compensation Table, collectively referred to in CD&A as our named executive officers ("NEOs"). Our 2014 NEOs were as follows:

NEO	Title
Carl Trowell(1)	Chief Executive Officer and President
Dan Rabun(2)	Chairman and Former Chief Executive Officer and President
Jay Swent	Executive Vice President and Chief Financial Officer
Mark Burns	Executive Vice President and Chief Operating Officer
Carey Lowe	Executive Vice President
Steve Brady	Senior Vice President, Eastern Hemisphere
____________________

(1)	Mr. Trowell was appointed CEO and President on 2 June 2014.

(2)	Mr. Rabun retired as our CEO and President on 2 June 2014.

Executive Summary

2014 Business Highlights

Despite the severe downturn in offshore drilling markets in late 2014, Ensco achieved several milestones during the year, particularly in the following areas:

•	Safety: We achieved Ensco’s best-ever performance in total recordable incident rate ("TRIR"), a key metric used industry-wide to measure safety.

•	Revenues and Operational Performance: We achieved record operating revenues; average dayrates and operational utilization improved year-over-year.

•	Customer Service: We were rated #1 in our industry in total customer satisfaction for a fifth consecutive year.

•	Strategy: We sold eight non-core assets during 2014 for gross proceeds of $311 million.

•
CEO Transition: Mr. Trowell joined Ensco as our CEO and President on 2 June 2014, replacing Mr. Rabun, whose planned retirement after eight years as our CEO and President was announced in November 2013.

•
Separation of CEO and Chairman Roles: Upon Mr. Trowell’s appointment as our CEO and President, Mr. Rabun continued to serve as Chairman of the Board. Upon Mr. Rabun’s retirement at the Meeting, Mr. Rowsey is expected to be appointed as Chairman, continuing our transition to an independent Chairman.

•
Corporate Governance Award: In November 2014, Ensco won the “Best Overall Corporate Governance International” prize at the annual Corporate Governance Awards sponsored by Corporate Secretary magazine, in recognition of significant enhancements to our governance policies and practices.

2014 Compensation Highlights

Below are highlights of the compensation-related decisions that impacted our NEOs during 2014:

•
NEO base salaries: In February 2014, NEO salaries increased an average of 5.0% during 2014 to help maintain alignment with the competitive market. Mr. Rabun did not receive a salary increase during 2014.

•
Annual long-term incentive awards: In February 2014, the Compensation Committee approved annual long-term incentive awards for our NEOs, which were comprised of 50% performance units and 50% time-vested restricted shares. As a result of declining stock price during the year, the face value of these awards at the end of the year was equal to 57% of the original “target” value.

Executive	Normal Annual Grant			Year-End Face Value		12/31/14 Face Value as a Percent of Target
	Grant Date	Grant Date Share Price	Target Grant Date Fair Value	Stock Price	Total Value
Mr. Trowell	6/2/2014	$52.51	$5,000,000	$29.95	$2,851,839	57%
Mr. Rabun	2/26/2014	52.81	5,000,000	29.95	2,835,666	57%
Mr. Swent	2/26/2014	52.81	1,800,000	29.95	1,020,816	57%
Mr. Burns	2/26/2014	52.81	2,000,000	29.95	1,134,266	57%
Mr. Lowe	2/26/2014	52.81	1,350,000	29.95	765,642	57%
Mr. Brady	2/26/2014	52.81	1,350,000	29.95	765,642	57%

•
CEO new-hire awards: In May 2014, the Compensation Committee approved a $5 million grant composed of 50% performance units and 50% time-vested restricted units for Mr. Trowell as part of his new-hire package. This award was intended as Mr. Trowell’s normal annual CEO long-term incentive grant for 2014. In addition to this award, the Committee approved a “make-whole” award of $4 million in the form of time-vested restricted shares. This “make whole” award will cliff-vest at the end of three years and was intended to compensate Mr. Trowell for long-term incentive value with his former employer which was forfeited upon his departure to join Ensco.

•
Prospective changes to overseas allowances: Following their annual review of our overseas allowances, the Compensation Committee approved several changes to allowances for executives appointed to our London office on or after 1 November 2014. Changes included a reduction in the housing allowance, the elimination of our Foreign Service Premium and the elimination of tax equalization benefits, partly offset with a supplemental equity award. Mr. Brady, who moved to London in conjunction with his appointment as Senior Vice President, Eastern Hemisphere during 2014, is the first London-based executive covered under the new program.

•
Annual formula-derived bonuses for 2014 performance paid out at 59% of target: We fell short of threshold performance for earnings per share ("EPS") and return on capital employed ("ROCE") due to non-cash goodwill and asset impairments. However, we achieved above-threshold operational utilization, exceeded expectations on Strategic Team Goals (“STGs”) and achieved the best TRIR performance in Company history.

•
Long-term performance units paid out at 70% of target: For the three-year performance period ended 31 December 2014, we achieved a rank of 4th out of 10 performance peer group companies Total Shareholder Return (“TSR”) performance. Our average annual ROCE for the period (1.1%) fell below our threshold level and ranked 9th out of 10 performance peer group companies.

•
Reduced contributions to savings plan: For 2014, we amended the profit sharing program to eliminate our historical discretionary contribution of 10% of eligible salary. The amended program provides for a new fixed contribution of 5% of eligible salary.

2014 Ensco Cash Incentive Plan ("ECIP") Payout (percent of target)			2012 - 2014 Performance Unit Payout (percent of target)

Measures	Performance Level		Measure	Performance Level
EPS	$(16.88)	Below threshold	TSR (relative)	4th of 10	Above target
ROCE	(14.4)%	Below threshold	ROCE (relative)	9th of 10	Below threshold
Safety (TRIR)	0.35	Above maximum	ROCE (absolute)	1.1%	Below threshold
Downtime - Floaters	6.78%	Between threshold & target
Downtime - Jackups	1.44%	Between threshold & target
Strategic Goals	3.25	Exceeded expectations

Throughout CD&A, we use the terms "compensation peer group" and "performance peer group" and derivations thereof. For a complete description of our compensation peer group companies and the rationale for their selection, see "Benchmarking" below in this CD&A. For a list of our performance peer group companies and the rationale for their selection, see "Long-Term Incentives" below in this CD&A. For further information regarding performance measure definition, see "Components of 2014 Compensation" below.

2014 CEO Pay At-A-Glance

The vast majority of CEO pay is variable and linked to drivers of financial performance or growth in shareholder value. The chart below shows the elements of CEO total direct compensation (base salary, annual bonus, and grant date or target value of annual equity grants) for the past three years. Please note that while it has been our practice to provide 50% of normal annual equity grants in the form of performance-based equity, more than half of Mr. Trowell’s 2014 equity awards were actually time-based. This is the result of a one-time new hire award of $4 million restricted shares intended to make Mr. Trowell whole for equity value that he forfeited at his previous employer when he agreed to join Ensco.

CEO PAY AT A GLANCE(1)

Components of Total Direct Compensation
Grant date value of restricted shares
Target value of PSUs
Fiscal year-end bonus
Base salary
$7,007,984
$2,250,000
$2,250,000
$1,507,984
$1,000,000
86% Variable
2012
Rabun
$7,336,393
$2,500,000
$2,500,000
$1,286,393
$1,050,000
86% Variable
2013
Rabun
$10,540,646
$4,000,000
One-time new new-hire award of restricted shares to "make whole" for forfeited equity at prior employer
$6,540,646
$2,500,000
$2,500,000
$606,386
$934,260
86% Variable
Mr. Trowell's annualized salary and bonus converted to US Dollars at 1:1.5571
2014
Trowell

____________________

(1)
Mr. Trowell’s base salary is annualized and denominated in GBP. However, for disclosure purposes, we converted to USD, using the exchange rate of 1.5571 - the average rate over the period Mr. Trowell was employed with the Company during 2014.

Advisory Vote on Executive Compensation

At our 2014 Annual General Meeting of Shareholders, we received 156,560,796 votes in favour of our executive compensation program, 18,224,372 votes in opposition, and 661,575 abstentions, for total support of 89%.

The Compensation Committee values shareholders' input on the design of our executive compensation program. The Compensation Committee believes that our programs are structured to deliver realized pay that is commensurate with performance and that we have adopted multiple compensation governance "best practices," as presented below.

Based upon the strong level of shareholder support for our programs expressed through our 2014 vote and the Compensation Committee’s views on our current approach to executive compensation, we did not make any significant structural or philosophical changes to our programs this year, aside from some prospective modifications to overseas allowances for London-based executives.

Best Practices: Characteristics of Our Programs that Align Management and Directors with Shareholders

•	Vast majority of officer pay at-risk, based on annual financial performance and growth in long-term shareholder value;

•	50% of officers' equity awards subject to achievement of specific performance criteria relative to our performance peer group;

•	Executive and director share ownership guidelines (Chief Executive Officer guideline increased for 2014 to six times base salary);

•	Minimum holding periods for stock and options until share ownership guidelines are met;

•	Compensation clawback that applies to cash and equity awards;

•	Prohibitions on the pledging or hedging of company stock;

•	Prohibition on buyouts of underwater stock option awards;

•	Prohibition on repricing of stock option awards;

•	Prohibition on share/option recycling;

•	No excise tax gross-ups;

•	No single-trigger change-in-control severance benefits;

•	No single-trigger vesting of time-based equity awards upon a change-of-control; and

•	No guarantees for salary increases.

2015 Compensation Outlook

The offshore drilling industry is in the midst of a severe downturn resulting from a steep decline in commodity prices during the fourth quarter of 2014 that accelerated toward year-end and continued into 2015. These conditions have led customers to significantly reduce capital budgets for 2015.  Cancellations and delays of drilling programs have increased, many rigs currently contracted are being sublet, thereby creating incremental supply, and certain customers are requesting contract concessions. There are limited contracting opportunities in the current market, and day rates and utilization are expected to decline during 2015.

Our Compensation Committee has taken a number of steps in light of these market conditions.  In February, the Committee elected to freeze base salaries and target bonuses for NEOs for 2015.  The Committee also eliminated our historical discretionary contribution of 10% of eligible salary and established a new fixed contribution of 5% of eligible salary under the Ensco Savings Plan. The Committee continued its philosophy of providing a substantial majority of NEO compensation in the form of equity incentive awards, with approximately 50% of the awards granted in 2015 subject to achievement of specific performance criteria relative to our performance peer group.  Given that, as noted below, at least 79% of our NEOs’ compensation for 2015 is variable/at risk, we believe our compensation program is designed to incentivize superior performance, irrespective of market conditions, including in a downturn like the current one.

What Guides Our Program

Compensation Philosophy Overview

Our executive compensation philosophy is based on the principles that the creation of shareholder value is the paramount measure of executive officer performance and that this principle should be reflected in overall compensation. The business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	strategic and opportunistic enhancement of our asset base;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	safety performance;

•	operational efficiency; and

•	customer satisfaction.

We believe that achievement of these business objectives will contribute to growth in shareholder value. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at-risk and subjecting a significant portion of each officer’s potential compensation to specific annual and long-term performance requirements.

NEO Target Total Direct Compensation
Chief Executive Officer	Other NEOs(1)

Fixed
13%
Salary
13%
Target
Bonus
15%
Performance
Units
36%
Restricted
Stock
36%
Variable/
at Risk
87%

Fixed
21%
Salary
21%
Restricted
Stock
31%
Target
Bonus
17%
Performance
Units
31%
Variable/
at Risk
79%

28% Annual Cash 72% Long-term Equity	38% Annual Cash 62% Long-term Equity
Variable components represent opportunities to earn/realize value in the future depending upon individual performance and Company financial and stock price performance.

____________________

(1)	Excluding Mr. Rabun.

Pay Mix

In support of our philosophy that executive performance should be measured (and rewarded) based on the creation of shareholder value and in continued support of our business objectives, we designed our executive compensation programs to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realized pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and enforcement of robust share ownership guidelines.

Executive officer compensation is composed of three principal components: base salary, cash bonus and long-term incentives, each of which contributes to the accomplishment of our compensation program goals.

Principal Components of Executive Compensation Program		Primary Goals of our Executive Compensation Program
		Attract/ Retain/ Motivate	Pay for Performance	Shareholder Alignment
Base Salary	• Current (fixed) cash payment is an essential factor in attracting and retaining qualified personnel	X
Annual Cash Bonus
 • Provided to executive officers through the ECIP
• Awards are tied to achievement of specific annual financial, operational, safety and Strategic Team Goals, all of which contribute to the creation of shareholder value
		X	X	X
Long-term incentives
• Provided through a combination of:
○ Restricted shares
○ Performance unit awards
• Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes
		X	X	X

We refer to the three principal components as "Total Direct Compensation," as shown in the diagram below.
Defining Target Total Direct Compensation

ANNUAL (TOTAL CASH)	Base Salary	FIXED

	Target Annual Incentive Opportunity (ECIP)	VARIABLE/ AT RISK

LONG-TERM (EQUITY)	Expected Value of Performance Units at Target
Grant Date Value of Restricted Stock

We generally target the 50th percentile, or median, of our competitive market for base salaries and target incentive opportunities. However, the Compensation Committee believes that realized executive officer compensation generally should:

•	Exceed the market median during years of exemplary performance relative to our compensation peer group companies; and

•	Fall below the market median during years of poor performance relative to our compensation peer group companies.

Based upon a review of our executive compensation program performed by Pearl Meyer & Partners ("PM&P") in November 2014, we found that target Total Direct Compensation ("TDC") for our NEOs as a group fell just below the market median.

Various factors may affect the relationship between target TDC and the market reference point for individual executives, including: retention concerns; tenure and job responsibilities; year-over-year volatility of market data; internal equity considerations; and differences in the strategic value of individual positions.

No changes were made to 2014 targeted compensation levels as a result of this review, although the Compensation Committee has approved some changes to targeted pay opportunities for 2015 intended to bring our NEOs closer to the targeted (i.e median) level of the market as discussed in greater detail below.

The Compensation Committee annually reviews the mix of base salary, cash bonus and long-term incentives. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide the majority of NEO compensation opportunities in the form of incentive compensation with an emphasis on long-term incentives as shown in the executive summary.

Compensation Methodology and Process

Role of the Compensation Committee's Consultant

In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, our Compensation Committee relies on outside experts to assist in its deliberations. During 2014, the Compensation Committee received compensation advice and data from PM&P, which has served the Compensation Committee as an independent compensation consultant since 2008.

PM&P was engaged by the Compensation Committee to provide counsel regarding our compensation philosophy and practices, including executive and non-executive director compensation. Regarding executive compensation, the services provided to the Compensation Committee by PM&P during 2014 included a review of the principal components of compensation (base salary, cash bonus and long-term incentives), peer group selection (both compensation and performance peers), pay for performance assessment, and short and long-term incentive plan design. With respect to non-executive director compensation, PM&P reviewed the Company’s philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programs. In connection with these reviews, PM&P provided the Compensation Committee comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and prevailing practices.

In addition to providing the Compensation Committee information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, PM&P also evaluated certain data that our Human Resources Department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the Long-Term Incentive Plan ("LTIP").

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent in providing executive compensation consulting services. In making this determination, the Compensation Committee noted that during 2014:

•
PM&P did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting. Specifically, aside from administration of industry-specific surveys in which Ensco is a participant, PM&P does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

•	The Compensation Committee meets regularly in executive session with PM&P outside the presence of management;

•	PM&P maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	Fees paid to PM&P by Ensco during 2014 were less than 1% of PM&P’s total revenue;

•	None of the PM&P consultants working on Company matters had any business or personal relationship with Compensation Committee members;

•	None of the PM&P consultants working on Company matters (or any consultants at PM&P) had any business or personal relationship with any executive officer of the Company; and

•	None of the PM&P consultants working on Company matters own Company stock.

The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Role of Management

The Compensation Committee also received data regarding compensation trends, issues and recommendations from management, including our Vice President of Human Resources, who attends all Compensation Committee meeting general sessions. In determining compensation for our executive officers other than the Chief Executive Officer, our Chief Executive Officer reviews market compensation information and individual performance factors and recommends compensation adjustments to the Compensation Committee.

Compensation Benchmarking

We compete for executive-level talent with oilfield service companies as well as other industries and professions. To provide guidance to the Compensation Committee, comparative salary data are obtained from several sources, including PM&P, industry-specific surveys and compensation peer company proxy statements. Each year PM&P reviews with the Compensation Committee the composition of the compensation and performance peer groups.

Our compensation peer group, which was approved by the Compensation Committee for 2014 in consultation with PM&P, was composed of 13 drilling and oilfield services companies of a similar overall size and historical financial performance. The compensation peer group for 2014 was the same as our compensation peer group for 2013.

2014 Compensation Peer Group Companies

Ticker	Company Name	Primary Business	Financial Size Statistics
			2014 Fiscal Year Revenues ($MM)	December 2014 Market Cap ($MM)

BHI	Baker Hughes Incorporated	Oilfield Services	$24,551	$24,261
NOV	National Oilwell Varco, Inc.	Oilfield Services	$21,440	$28,216
WFT	Weatherford International plc	Oilfield Services	$14,911	$8,860
CAM	Cameron International Corporation	Oilfield Services	$10,381	$9,862
RIG	Transocean Ltd.	Drilling	$9,174	$6,640
FTI	FMC Technologies, Inc.	Oilfield Services	$7,943	$10,953
SPN	Superior Energy Services, Inc.	Oilfield Services	$4,557	$3,066
HP	Helmerich & Payne, Inc.	Drilling	$3,720	$7,299
OII	Oceaneering International, Inc.	Oilfield Services	$3,660	$6,176
NE	Noble Corp.	Drilling	$3,233	$4,175
DO	Diamond Offshore Drilling, Inc.	Drilling	$2,815	$5,035
MDR	McDermott International Inc.	Oilfield Services	$2,301	$692
RDC	Rowan Companies plc	Drilling	$1,824	$2,904

	75th Percentile		$10,381	$9,862
	MEDIAN		$4,557	$6,640
	25th Percentile		$3,660	$4,175

ESV	Ensco plc		$4,565	$7,018
	Percentile ranking		50%ile	55%ile
The Compensation Committee, in consultation with its independent compensation consultant, reviews the compensation peer group annually to ensure that it provides an appropriate reference point in terms of the business focus and financial size of the companies in the group. The Compensation Committee will conduct a similar review during 2015.
Chief Executive Officer Compensation
Our independent directors believe the principal components of Chief Executive Officer compensation should be subject to their consultation and concurrence. As provided in the Compensation Committee charter, the Chief Executive Officer's base salary, cash bonus, long-term incentive equity and performance unit awards are reviewed and approved by the Compensation Committee following consultation with and concurrence by all independent directors.
The base salary for our Chief Executive Officer is reviewed annually, consistent with our salary administration policy for all executive officers as discussed above. The Compensation Committee considers adjustments to base salary based upon a subjective evaluation of our Chief Executive Officer's contributions to our progress in achieving certain business objectives and by reference to the median salary paid to chief executive officers of our compensation peer group companies.
Components of 2014 Compensation

Base Salary

Our Compensation Committee generally designates the 50th percentile of our compensation peer group companies as a target for base salary because it believes our executive officers should receive a base salary that approximates the base salaries of their counterparts in the compensation peer group and other drilling and oilfield service companies.
During 2014, in light of salary movement in the competitive market, the Compensation Committee approved the following salary increases:

Executive	2013 Salary	2014 Salary		Percent Increase
Mr. Trowell	$—	$934,260	(1)
Mr. Rabun	$1,050,000	$1,050,000	(2)	—%
Mr. Swent	$550,000	$575,000		4.5%
Mr. Burns	$580,000	$620,000		6.9%
Mr. Lowe	$500,000	$575,000		15.0%	(3)
Mr. Brady	$410,000	$490,000		19.5%	(3)
____________________

(1)
Mr. Trowell’s base salary is annualized and denominated in GBP. However, for disclosure purposes, we converted to USD, using the exchange rate of 1.5571 - the average rate over the period Mr. Trowell was employed with the Company during 2014.

(2)	Reduced to $525,000 upon the appointment of Mr. Trowell.

(3)
In November 2014, Messrs. Lowe and Brady were promoted to Executive Vice President and Senior Vice President - Eastern Hemisphere, respectively. Prior to these promotions, Mr. Lowe’s base salary for 2014 was $530,000, and Mr. Brady’s base salary was $450,000.

Following the changes shown for 2014, salaries for our NEOs averaged roughly 100% of the competitive market median as presented by PM&P in November 2014.

Cash Bonus (ECIP)

Our Compensation Committee believes that a significant portion of executive officer bonus compensation should be tied to the performance of the executives as a group as measured by pre-established annual financial goals and non-financial goals, including safety performance and strategic team goals and individual goals.

Annual cash bonus opportunities for our executive officers and other key personnel are provided through the ECIP, a primary objective of which is to create a strong link between annual cash bonus awards and achievement of specific goals and objectives. The ECIP was approved by our shareholders effective 1 January 2005 and was re-approved by shareholders, including the material terms and the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code, at the 2010 Annual General Meeting of Shareholders. We are now seeking shareholder approval of the ECIP at the Meeting. See “Resolution 7.”

Annual formula-derived cash bonuses for 2014 performance paid out at 59% of target. We fell short of threshold performance for EPS and ROCE, primarily due to a pre-tax, non-cash loss on impairment of $5.5 billion, but achieved record results for Safety (TRIR) and exceeded expectations on the achievement of our STGs.

Impact of Discretion

The ECIP provides that failure to achieve some or all of the pre-established individual goals for executive officers could result in a reduction in the formula-derived award by up to 25%. Conversely, achievement of individual goals that significantly exceeds targeted performance could result in a discretionary increase of the formula-derived awards by up to 25%. The Compensation Committee's general intention and practice is to utilize individual discretionary adjustments sparingly so that individual bonus awards do not differ significantly from the overall formulaic level of achievement for the year.

The Compensation Committee also has authority to make discretionary awards to provide a means of redressing unanticipated inequities or to reward exemplary performance. However, this discretion only has been used in limited circumstances.

2014 Target Award Opportunities

The ECIP uses a performance band around our targeted goals in order to determine annual payments. For 2014, the Compensation Committee approved a range of performance at threshold, target and maximum levels for each of the performance measures in the plan. If the threshold for the year is not met, no bonus will be paid for that component. Payments are calculated using straight-line interpolation for performance between threshold and target and between target and maximum for each component, with a maximum opportunity established at 200% of target (as shown in the diagram below).

The executive officer target bonuses shown below were intended to approximate the 50th percentile for target annual incentive opportunities in the competitive market data.

Executive	2014 Target Opportunity (% of salary)
	Threshold (0.5x target)	Target	Maximum (2.0x target)
Mr. Trowell	55.0%	110.0%	220.0%
Mr. Rabun	57.5%	115.0%	230.0%
Mr. Swent	40.0%	80.0%	160.0%
Mr. Burns	45.0%	90.0%	180.0%
Mr. Lowe	40.0%	80.0%	160.0%
Mr. Brady	40.0%	80.0%	160.0%

The Compensation Committee administered the ECIP bonus awards for 2014 through the application of pre-established performance measures. In relation to executive officer compensation, the bonus administration was formula-derived, based upon achievement of pre-established targets in terms of:

•	EPS (from continuing operations)

•
ROCE, defined as (i) net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by (ii) total equity as of 1 January plus the average of the long-term debt balances as of 1 January and 31 December of the respective year

•	Safety, as measured by TRIR

•	Floater Downtime

•	Jackup Downtime

•	Strategic team goals, discussed in greater detail below

Strategic Team Goals (STGs)
Strategic Team Goals include pre-established quantitative and qualitative goals in the categories of Operational Excellence, Leadership & Strategic Issues, Human Resources, Systems, Corporate Compliance, Supply Chain, and Succession Planning. STGs are intended to reward management for focusing on key strategic performance measures that are only indirectly captured through financial metrics like ROCE and EPS. We believe that achievement relative to these goals is imperative to achievement of sustainable, profitable growth.

Achievement relative to pre-established goals in each category is evaluated in terms of both quantity and quality of achievement, using a scale from 0 to 4:

•	0 - represents unacceptable performance, and results in 0% payout;

•	2 - represents expected or target performance, and results in 100% payout; and

•	4 - represents outstanding performance which far exceeds expectations, and results in 200% payout.

Scores for each category are combined on a weighted-average basis in order to arrive at our final score. The Compensation Committee determines achievement relative to the goals after evaluating management’s assessment of its own performance.

Based upon achievement relative to our 2014 STGs, the Compensation Committee approved a final score of 3.25, resulting in a payout at 162.5% of target for this component. Included in that final score were the following achievements, among others:

•
Operational Excellence: development and communication of leading indicators for process safety; implementation of standardized procedures for between-well maintenance; execution of start-up plans for newbuilds and rigs re-entering service following major shipyard projects; and establishment of enhanced quality assurance program for vendors.

•
Leadership & Strategic Issues: sale of eight non-core assets for gross proceeds of $311 million; enhancements to localization strategy in key markets; and expansion of leadership role in industry associations.

•
Human Resources: enhancement of diversity initiatives worldwide; improvement to retention rate for key offshore personnel; and completion of company-wide employee survey on engagement and satisfaction.

•
Systems: enhancement of inventory accounting policies and control procedures to improve timely equipment maintenance; enhancements to reporting and analysis of downtime events; and development of platform to improve quantification, review and management of costs and potential efficiencies with respect to repair and maintenance activities.

•
Corporate Compliance: enhancements to online and in-person ethics and compliance training; improvements in process for measuring effectiveness of training; and enhancements to anticorruption and trade compliance programs to reflect best practices.

•
Supply Chain: expansion of unit exchange program with original equipment manufacturers; enhancements to contracts with all major vendors; improvements to process for identifying and validating stocking levels for critical spare parts; and substantial completion of five-year major equipment refurbishment plan for the fleet.

•
Succession Planning: completion of formalized plan to introduce new CEO to all departments and business unit heads, key customers, suppliers, stakeholders and other constituencies; and completion of formalized plan to familiarize new CEO with Ensco’s policies, practices and procedures.

Actual 2014 Performance
As summarized in the table below, a formulaic review of our 2014 performance relative to pre-established goals resulted in a determination by the Compensation Committee that the overall formula-derived bonus calculation amounted to 59% of target.

Performance Measure	2014 Performance Goals			Actual Performance	Resulting % of Target Earned		Weighting	Weighted % of Target Earned
	Threshold	Target	Maximum			x
EPS(1)	$5.28	$6.27	$7.26	$(16.88)	—%		32.5%	—%
ROCE	7.4%	8.8%	10.2%	(14.4)%	—%		27.5%	—%
TRIR(2)	0.60	0.60	0.48	0.35	175.0%		10.0%	17.5%
Downtime - Floaters	9.0%	6.0%	4.0%	6.78%	87.0%		5.0%	4.4%
Downtime - Jackups	2.0%	1.35%	1.0%	1.44%	93.1%		5.0%	4.7%
STGs	1.0	2.0	4.0	3.25	162.5%		20.0%	32.5%
TOTAL								59%

____________________

(1)	For 2014, the EPS calculation did not exclude any charges and is calculated in accordance with U.S. generally accepted accounting principles.

(2)
Based upon record performance for TRIR, our safety goal would have paid out at maximum (200%) on a purely formulaic basis. However, in light of a qualitative review of safety performance beyond TRIR, the Compensation Committee approved a 25 percentage point discretionary reduction to TRIR performance for 2014.

Individual Award Calculation

Executive Officer	Prorated 2014 Target Opportunity ($)		Weighted % of Target Earned	=	Formula-Derived ECIP Award	+	Discretionary Adjustment	=	Actual ECIP Award
		x
Mr. Trowell	$623,590		59%		$367,949		—		$367,949
Mr. Rabun	$855,945		59%		$505,050		—		$505,050
Mr. Swent	$456,960		59%		$269,629		—		$269,629
Mr. Burns	$552,510		59%		$326,009		—		$326,009
Mr. Lowe	$418,042		59%		$246,665		—		$246,665
Mr. Brady	$348,915		59%		$205,877		—		$205,877

The 2014 ECIP bonus payouts to our NEOs generally ranged between the 50th and 75th percentile of our compensation peer group companies.

2015 Awards

For the 2015 plan year, the Compensation Committee again approved three performance bands (threshold, target and maximum) for each of the measures under the ECIP.  The ROCE measure was replaced with EBITD as it is considered to be a more appropriate measure in terms of the short-term incentive nature of the ECIP award program.  Additionally, Days Sales Outstanding (“DSO”) was added as a new ECIP metric in an effort to place more emphasis on cash management.   The 2015 ECIP performance measures and weightings approved by the Compensation Committee were as follows:

Performance Measure	Weighting
EBITD	30%
EPS	20%
DSO	10%
Safety (TRIR)	10%
Downtime - Floaters	5%
Downtime - Jackups	5%
STGs	20%
TOTAL	100%

Following consideration of compensation data presented by PM&P in November 2014, the Compensation Committee approved the following target incentive opportunities for our NEOs for 2015, consistent with our philosophy of targeting market median pay opportunities:

Executive Officer	2014 Year-end Award Opportunity (as a % of Salary)	2015 Incentive Award Opportunity (as a % of Salary)
		Threshold (0.5x target)	Target	Maximum (2x target)
Mr. Trowell	110%	55%	110%	220%
Mr. Swent	80%	40%	80%	160%
Mr. Burns	90%	45%	90%	180%
Mr. Lowe	80%	40%	80%	160%
Mr. Brady	80%	40%	80%	160%

Long-Term Incentives

A longstanding objective of the Compensation Committee has been to motivate, reward and retain our executive officers by means of equity compensation through our LTIP. The value of equity awards over time bears a direct relationship to the market price of our shares, which the Compensation Committee believes will promote alignment with shareholders, instill a sense of ownership and shareholder perspective that will manifest itself in positive and sustainable long-term performance and provide a strong retentive element to our compensation program.

In order to accomplish these goals, our approach to long-term incentive compensation includes a combination of time-vested and performance-based equity awards, as shown in the table below.

Long-Term Incentive Approach

Device	Description	Percent of Target annual grant date value
Time-vested Restricted Shares	• Time vested awards vesting at the rate of 33.3% per year over three years. • Consistent with our general practices (and those among our peer group companies) our unvested shares of restricted stock have dividend and voting rights on the same basis as our outstanding shares.	50%
Performance Units	• Performance unit awards earned at the end of a three-year period subject to Company performance in terms of TSR relative to peers and ROCE relative to peers (as described in greater detail later in this section). • Awards are denominated in Company shares, but may be settled in Company shares or cash in the sole discretion of the Compensation Committee. • Dividends are accrued over the performance period and paid out at the end of the performance period based upon the actual number of shares earned.	50%
Share Ownership Guidelines
• Intended to further encourage accumulation of share ownership, NEOs are required to own shares having a fair market value of at least:

• CEO: 6x base salary (increased during 2014 from 3x base salary)
• EVPs: 2x base salary
• Other NEOs: 1x base salary

Officers who are not in compliance are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved.

The guidelines are included in our Corporate Governance Policy.

Our long-term incentive compensation program is designed to provide our executive officers aggregate long-term incentive award opportunities (i.e., assuming target performance) in amounts that approximate the median value of long-term incentives awarded to executive officers of our compensation peer group companies.

However, target opportunities also are based on an evaluation of individual performance. Consequently, in determining the target award amounts, the Compensation Committee considers market data, individual contributions, potential to impact long-term shareholder value and the need to provide a strong retentive component in executive officer compensation.

The program is reviewed continually to ensure that it is compliant and tax efficient with the overall objective of providing an optimum link between executive compensation and the creation of shareholder value.

Timing of Annual Awards

The Compensation Committee has adopted a single grant date for normal annual long-term incentive awards. The Compensation Committee also has a practice of granting special equity awards to newly-hired or promoted officers and key employees and may grant special equity awards to ensure the retention of officers and key employees and to further support our succession planning efforts. During 2014:

•
Annual Grants: Annual performance-based and time-vested long-term incentive awards were granted on 24 February 2014 in the form of performance units and restricted shares consistent with the terms described above.

•
CEO Hiring Grants: On 2 June 2014, the Compensation Committee approved new hire grants to Mr. Trowell. These awards included a competitive annual grant for 2014 as well as a “make-whole” award to compensate Mr. Trowell for long-term incentive value forfeited upon his departure from his prior employer. Mr. Trowell’s annual grant terms are consistent with those described above, while his “make-whole” award was granted in the form of time-vested restricted shares that cliff vest after three years.

•
Promotion Grant: Effective 3 November 2014, the Compensation Committee approved additional awards of performance units and time-vested restricted shares to Mr. Lowe upon his promotion from Senior Vice President, Eastern Hemisphere to Executive Vice President. This award was intended to provide recognition for the promotion and to bring Mr. Lowe’s total long-term incentive value for 2014 closer to the market median for his new role.

•
Overseas Supplemental Award: Effective 3 November 2014, the Compensation Committee approved an additional award of time-vested restricted shares to Mr. Brady upon his appointment as Senior Vice President, Eastern Hemisphere and his relocation to London in order to make Mr. Brady whole for any additional taxes he may incur due to his being subject to both U.K. and U.S. tax rates. As discussed in greater detail under “Overseas Allowances”, this supplemental award is intended to replace historical policy of providing tax equalization payments to London-based executives.

Performance Unit Award Design

The Compensation Committee believes utilization of time-vested equity awards provides compensation opportunities that are aligned with our shareholders, encourages accumulation of equity ownership and enhances retention. Furthermore, the Compensation Committee also believes that the use of an explicitly performance-based long-term incentive award (as part of our long-term incentive mix) provides an important additional incentive for executives. The Compensation Committee believes that doing so drives growth in shareholder value that exceeds our performance peer group and drives performance against specific longer-term financial goals.

Performance unit awards under the LTIP are earned based upon Company performance over a three-year cycle, using pre-determined relative measures, as shown in the diagram below.

Long-term Performance Plan Cycles

Grant Cycle	2012	2013	2014	2015	2016
2012 – 2014 Grant	X			Paid out at 70%
2013 – 2015 Grant		X
2014 – 2016 Grant			X

Grant cycle
	X	Grant date

2014 Awards

The Compensation Committee granted performance unit awards to our executive officers based upon long-term relative performance criteria during 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016, as described in the table below:

2014 Performance Award Matrix
Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00
Relative ROCE	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00

For the purpose of the 2014 performance unit award, the performance peer group against which we measure our performance is composed of the drilling companies listed below:

Performance Peer Group
Atwood Oceanics, Inc. Diamond Offshore Drilling Inc. Helmerich & Payne, Inc. Hercules Offshore, Inc. Nabors Industries Ltd. Noble Corporation Parker Drilling Company Rowan Companies plc Transocean Ltd

Our performance peer group is made up of companies who have international operations and are engaged in offshore drilling. We have selected these companies as performance peers due to similarity of business focus, capital structure and competitive conditions as well as the fact they are competitors within our industry. In addition, we consider our performance peers to be companies with whom we compete for capital from the equity market and which our shareholders might consider as alternative investments.

The performance peer group includes several companies from our compensation peer group along with four drilling companies not included in our compensation peer group (Atwood Oceanics, Hercules Offshore, Nabors Industries, and Parker Drilling). These companies are included as performance peers but not compensation peers due to:

•	Significantly smaller size and scope in comparison to Ensco, in the case of Atwood, Hercules and Parker; and

•	Differences in pay approach and structure among the NEO group, which create challenges for direct pay benchmarking, in the case of Nabors.

To account for the possibility of consolidation or other changes to the performance peer group over the performance period, actual performance will be measured against the companies that remain in the performance peer group at the end of the period. The schedule below provides a summary of how payout varies with performance depending upon the size of the performance peer group.

Relative Performance Measure Payout
(2014 - 2016 Performance Units)

Ensco Rank Against Peers	2014 - 2016 Award Multiplier (9 peers)	Multiplier (8 peers)	Multiplier (7 peers)
1	2.00	2.00	2.00
2	1.75	1.72	1.66
3	1.50	1.44	1.33
4	1.25	1.16	1.00
5	1.00	0.88	0.66
6	0.75	0.60	0.33
7	0.50	0.32	—
8	0.25	—	—
9	—	—
10	—

Target award opportunities for performance units granted to our NEOs under the LTIP during 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016 were as follows:

2014 - 2016 Performance - Target Award Opportunities
Named Officer	Relative TSR (50%)	Relative ROCE (50%)	Total (100%)	Corresponding Performance Units (#)
Mr. Trowell	$1,250,000	$1,250,000	$2,500,000	47,610
Mr. Rabun	$1,250,000	$1,250,000	$2,500,000	47,340
Mr. Swent	$450,000	$450,000	$900,000	17,042
Mr. Burns	$500,000	$500,000	$1,000,000	18,936
Mr. Lowe	$337,500	$337,500	$675,000	12,782
Mr. Brady	$337,500	$337,500	$675,000	12,782

The Compensation Committee selected relative TSR and ROCE as measures for the performance unit awards due, in part, to their prevalence in performance-based plans within our industry. Both measures also serve to align performance with shareholder interests and, as respects ROCE, constitute a meaningful measure of efficiency in a capital intensive industry.

•
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. The beginning share price is based on the average daily closing price during the quarter preceding the performance period, and the ending share price is based on the average daily closing price of the last quarter of the performance period.

•
ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

For more detailed information, refer to the Grants of Plan-Based Awards Table and related footnotes. All 2014 restricted share and performance unit awards granted under the LTIP to our NEOs are reported in the "Grants of Plan-Based Awards Table."

Payout of 2012 - 2014 Performance Awards
Awards for the 2012 - 2014 performance period were subject to a similar performance matrix to that utilized for our 2014 grants, except that the ROCE component was split into relative ROCE and absolute ROCE against an objective internal target. Those awards are expected to be paid in cash in April 2015. The tables below summarize the calculation of final payout for those awards:

Performance Measure	Actual Performance	Corresponding Multiplier	Weight		Weighted Average Multiplier
				=
Relative TSR	4 of 10	1.40	50%		70.0%
Relative ROCE	9 of 10	—	25%		—%
Absolute ROCE	1.1%	—	25%		—%
TOTAL					70.0%

Executive Officer	Target Value 2012 - 2014 Performance Cycle	x	Weighted Average Multiplier		Total Award
				=
Rabun	$2,250,000		70.0%		$1,575,000
Swent	$800,000		70.0%		$560,000
Burns	$950,000		70.0%		$665,000
Lowe	$610,000		70.0%		$427,000
Brady	$600,000		70.0%		$420,000

2015 Target Award Opportunities

Annual awards for the 2015 plan year were approved for each of our NEOs in February 2015 using the same performance measures, weights, and payout schedule as applied to the 2014 grants. Award values were approved following review of competitive data provided by PM&P in November 2014 and were established at levels consistent with the Company’s philosophy of targeting the market median.

Name	2015 Target Value of Awards			2015 Awards(1)
	Restricted Shares Grant Date Value (50%)	Performance Unit Target Value (50%)	Total	Restricted Shares (#)	Performance Units (#)
Mr. Trowell	$2,500,000	$2,500,000	$5,000,000	87,261	87,261
Mr. Swent	$900,000	$900,000	$1,800,000	31,416	31,416
Mr. Burns	$1,000,000	$1,000,000	$2,000,000	34,905	34,905
Mr. Lowe	$850,000	$850,000	$1,700,000	29,670	29,670
Mr. Brady	$675,000	$675,000	$1,350,000	23,562	23,562
____________________
(1)2015 long-term incentive awards were granted on 23 February 2015.
Grant date value for restricted shares reflects the number of shares granted times our closing stock price on the date of grant. Target value for performance unit awards reflects the number of performance units granted times our closing stock price on the date of grant.

Other Executive Compensation Matters

Clawbacks

We have compensation recoupment policies in place in the ECIP and in our long-term incentive award agreements. Using this authority, the Compensation Committee will seek to claw back or reduce the size of cash incentive awards or proceeds from equity incentive awards for executive officers who violate our Ethics Policy or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

Compensation Risk

The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for executive officers and other employees. The Compensation Committee continually monitors the Company’s general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company’s compensation plans and policies do not encourage excessive risk taking.

The Compensation Committee also paid particular attention to potential unintended consequences associated with establishment of ECIP and performance unit award goals and related measurement criteria. In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, absolute and relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.

In addition, the Compensation Committee believes that there are numerous good governance characteristics of our compensation programs that serve to mitigate excessive risk taking. These risk-mitigating characteristics are listed in the section "Best Practices: Characteristics of Our Programs that Align Management and Directors with Shareholders" and several are discussed in greater detail below.

Hedging Policy

The Company has a Securities Trading Policy and Procedure that specifically prohibits Directors, NEOs and certain other employees from engaging in short-sales of the Company's shares or buying or selling any derivative securities of the Company in the form of call or put options or otherwise.

Pledging Policy

Beginning in 2013, the Company adopted a policy prohibiting any form of pledging Company shares by any officer or director. The policy further provides that any shares that were subject to a pledging arrangement prior to 2013 will not be counted for purposes of our share ownership guidelines. The Compensation Committee requires that the officers and directors confirm annually that they do not hold shares subject to a pledging arrangement.

Upon the adoption of the policy, Mr. Haddock indicated that he would cancel by 2016 a long-standing pledging arrangement, wherein some of his shares were held in a collateral account as security for a loan. As noted in our beneficial ownership table, 9,574 of his shares remain subject to this arrangement. Excluding the pledged shares, Mr. Haddock holds approximately twice the number of shares needed to satisfy our robust share ownership guidelines.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1.0 million in any taxable year to its principal executive officer, or any of its three other most highly-compensated officers (other than the principal executive officer and principal financial officer), unless such compensation meets certain specific requirements. The Compensation Committee considers the implications of Section 162(m) and generally prefers to grant awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy. The Executive Compensation Subcommittee, which consists solely of two or more "outside directors" as defined by Section 162(m), has authority to approve awards relative to our most highly-compensated officers. The Executive Compensation Subcommittee will, however, take into consideration the various other factors, together with Section 162(m) considerations, in making executive compensation decisions.

Benefits

We offer health and welfare and retirement savings programs to all eligible employees. Our executive officers and management generally are eligible for the same benefit programs and on the same basis as our other employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programs we offer include medical, wellness, pharmaceutical, dental, vision, life insurance and accidental death and disability insurance. We also offer the U.S. taxpaying employee participants in our health and welfare program the option of participating in a flexible spending account, thus permitting deferral of pre-tax dollars for use in paying qualified medical and childcare expenses.

Executive officers may participate on the same basis as other employees in the employer matching provisions of our defined contribution savings plans on a tax-deferred basis. For 2014, the maximum total matching contribution available to executive officers and other employees who participated in the Ensco Savings Plan (a qualified 401(k) plan) and 2005 Supplemental Executive Retirement Plans ("SERP") was 5% of eligible salary. The matching contributions to our NEOs are reported in the "All Other Compensation" column of the Summary Compensation Table.

The 2005 SERP was created to provide an additional tax-deferred savings vehicle for certain highly-compensated employees, including our NEOs, whose participation in the 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. Executive officers who participate in the 2005 SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2014, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of annual ECIP bonus payments, consistent with prior years.

Executive officers who elect to defer compensation in the 2005 SERP must do so annually and may direct the investment of the amount deferred and retained by us. The 2005 SERP is administered by a third party, and deferred compensation may be invested in authorised funds similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis. Additional information regarding deferred compensation of our NEOs is reported in the table entitled "Nonqualified Deferred Compensation."

Employment Agreements and Potential Post-Termination Payments
Dan Rabun

In connection with the announcement of Mr. Rabun’s retirement on 13 November 2013, the Company entered into a Restated and Superseding Employment Agreement with Mr. Rabun under which Mr. Rabun was to continue in his role as Chairman, President and Chief Executive Officer until a new Chief Executive Officer was appointed. Following the appointment of our new Chief Executive Officer on 2 June 2014 (the “Transition Date”), Mr. Rabun retired as our CEO and began serving only as our executive Chairman of the Board.

According to the terms of his agreement, upon termination of his employment as CEO, Mr. Rabun and his spouse became eligible to continue to participate in the Company’s group health plan until Mr. Rabun or his spouse, as applicable, become eligible for and covered by Medicare. Mr. Rabun’s employment agreement also provides customary non-competition and non-solicitation covenants.

On the Transition Date, Mr. Rabun’s unvested restricted stock units, unvested restricted stock awards, unvested stock options and unvested performance unit awards (subject to achievement of performance metrics) other than the awards granted in 2014 became fully vested.

The Compensation Committee determined that the terms of the agreement were reasonable in light of competitive practice, Mr. Rabun’s length of service with the Company and the significant role he played in Ensco's success while serving as Chief Executive Officer. The Committee also believes that the terms of Mr. Rabun’s agreement were a key factor in ensuring a smooth transition of the CEO role.

Carl Trowell

Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014 (the "Agreement"). Pursuant to the Agreement, Mr. Trowell's initial base salary was set at $934,260 per year, and he became eligible to receive an annual bonus based on the Committee's evaluation of performance against pre-established goals under the ECIP.

Under the Agreement, Mr. Trowell was also granted (i) restricted stock units ("RSUs") under Ensco's Long-Term Incentive Plan (the "Plan"), valued at $2.5 million, and (ii) performance units under the Plan, valued at $2.5 million. The RSUs are subject to vesting over three years in three equal tranches, with accelerated vesting of 20% of the RSUs upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination occurs within two years following a change in control, or upon retirement after normal retirement age, death, or permanent and total disability, then 100% of the RSUs will fully vest upon termination. The performance units are subject to pro rata vesting upon retirement after normal retirement age in a performance period, with accelerated vesting of 20% of the performance units upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination occurs within two years following a change in control, or upon death or permanent and total disability, then 100% of the performance units will fully vest upon termination.

Mr. Trowell also received a “make-whole” award of RSUs valued at $4 million, subject to three-year cliff vesting. The “make-whole” award is subject to full accelerated vesting upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, or upon retirement after normal retirement age, death or permanent and total disability.

Mr. Trowell is not eligible to participate in the Ensco Savings Plan and Ensco's 2005 Supplemental Executive Retirement Plan (the "U.S. Retirement Plans"). During Mr. Trowell's appointment, he is eligible to receive cash payments in lieu of participation in the U.S. Retirement Plans equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts, that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the U.S. Internal Revenue Code). Mr. Trowell is eligible to participate in the same benefit plans and programs in which other executive non-expatriate Company employees who are based in the United Kingdom are eligible to participate.

If the Agreement is terminated by Ensco without cause, or if Mr. Trowell resigns for good reason, he is entitled to receive two years' base salary (or base salary for remainder of the initial three-year period, if greater). If such a termination occurs within two years following a change in control, Mr. Trowell will receive two years' base salary plus two times the average of Mr. Trowell's actual bonus paid under the Ensco 2005 Cash Incentive Plan for the three years (or, if less than three years of employment, such number of years) preceding the termination date. Non-compete provisions apply for one year following termination.

Retirement and Other Benefits

All full-time U.S. taxpayer employees are eligible to participate in the Ensco Savings Plan, and certain of our non-U.S. employees are eligible to participate in the Ensco Multinational Savings Plan. Executive officers and other key personnel are entitled to participate in the 2005 SERP. We do not have a defined benefit pension plan for our executive officers or our employees in the United States.

Perquisites and Other Personal Benefits

In conformity with our Compensation Committee’s philosophy, and except as respects the redomestication benefits described below, our executive officers receive only limited perquisites involving items such as wholly or partially-paid club memberships and, on the same basis as other employees in our corporate headquarters, subsidized office parking. Our executive officers are eligible to receive company-paid or company-subsidized life insurance, medical and disability coverage on the same basis as our other employees.

Overseas Allowances and Reimbursements

We redomesticated from the U.S. to the U.K. during 2009. As part of the redomestication, the Compensation Committee approved overseas allowances and reimbursements for our executive officers who were given expatriate assignments in London. Since 2009, the Committee has annually reviewed and approved these allowances and reimbursements. For 2014, the Committee approved them for Messrs. Rabun, Burns and Lowe, who were on expatriate assignments in London during 2014.

Following their annual review of our overseas allowances for our London executives during 2014, the Committee approved several changes to those allowances on a prospective basis, including a reduction in the housing allowance, the elimination of our Foreign Service Premium and the elimination of tax equalization benefits, partially offset with a supplemental equity award. The Committee believes that a supplemental equity grant is preferable to our historic approach of annual tax equalization benefits to our London-based executives because it is less costly and administratively complex. The supplemental award also further strengthens the alignment of our London-based executives with our shareholders.

Changes to our overseas allowances for our London executives apply to any executives appointed to our London office beginning after 1 November 2014. Consequently, these changes do not currently apply to Mr. Lowe or Mr. Burns, who will continue to receive the same overseas allowances as they have been provided since they were originally appointed to our London office.

The table below provides a summary of the overseas allowances provided to executives appointed to London before 1 November 2014 and those appointed after 1 November 2014.

Primary Components of Our Overseas Allowance	Provided to Executives Appointed to London Prior to 1 November 2014	Provided to Executives Appointed to London After 1 November 2014
Monthly housing allowance	X	X (reduced)
Foreign service premium	X
Cost of living allowance	X	X (reduced)
Monthly transportation allowance	X
Annual vacation allowance	X	X
Dependent tuition allowance	X	X
Tax Equalization	X
Supplemental equity award		X

Consistency with our compensation program philosophy and objectives

The Compensation Committee believes that the overseas allowances and reimbursements are consistent with the philosophy and objectives of our compensation program, for the following reasons:

•
They are primarily "make-whole" payments, designed not to increase the executive’s wealth. They keep the executive in the same financial position in which he would have been had he not been asked to relocate to London. After the executive’s expatriate assignment ends, the overseas allowances and reimbursements end, except in the case of tax equalization payments, which continue only to the extent that the executive’s U.K. tax liabilities continue. As noted above, tax equalization payments will not be provided to any executives appointed to London after 1 November 2014.

•
They are consistent with expatriate packages paid to other employees - at Ensco and at other companies. We pay similar overseas allowances and reimbursements to our other salaried employees who accept expatriate assignments. Our peer group companies who have redomesticated have paid similar allowances and benefits to executives and salaried employees, as have companies outside our peer group that have redomesticated to the U.K. and similar jurisdictions. PM&P reports to the Compensation Committee periodically on trends in overseas allowances and reimbursements, allowing us to ensure that our allowances and reimbursements are in line with prevailing competitive practices.

•
They promote stability among our executive management team, some of whom may decide to take positions with companies based in the U.S. if relocating to London would put them at a significant financial disadvantage.

•
They maintain the alignment of the executive officers' interests with those of our shareholders as to the location of our corporate domicile, making the executive indifferent from a compensation perspective to the financial and personal aspects of relocation to our headquarters.

Benefits of redomestication to our shareholders

The redomestication has achieved various benefits to the Company and our shareholders. These benefits could not be achieved without, among other things, our payment of overseas allowances and reimbursements. Specifically, by maintaining our domicile in the U.K., we continue to realize the following benefits:

•
Increased proximity to our Eastern Hemisphere operations, shipyards in Singapore and South Korea, where our newbuild drillships and jackup rigs are being constructed, and elsewhere in the Eastern Hemisphere, where significant shipyard upgrade projects are being executed. A more advantageous time-zone overlap and reduced travel time have allowed us to better support, and improve executive oversight of, these operations.

•	Improved access to key customers in the U.K. and Europe without losing access to key customers elsewhere, as most of them routinely travel to London for financial, insurance and other matters.

•	Improved access to institutional investors in the U.K. and other European Union countries, increasing the frequency of our meetings with those parties in an effort to expand our investor base.

•
Lower corporate tax rate and more beneficial tax treatment of repatriated earnings than we had in the U.S. As a result of the redomestication and a corporate reorganization completed subsequent to the redomestication, we have achieved a global effective tax rate that is comparable to that of our competitors and significantly lower than it would have been had the redomestication not occurred. The reduction in income taxes resulting from the redomestication has been considerably greater than the cost of establishing and maintaining our office in London, which includes our overseas allowances and reimbursements for the executives who relocated there.

For the reasons listed above, the Compensation Committee believes that the benefits of our redomestication significantly exceed the costs of our overseas allowances to expatriate executives. However, the overseas allowances and reimbursements remain subject to continued periodic review by the Compensation Committee to ensure that they are appropriate on an individual basis and as a whole and that they remain consistent with prevailing competitive practices and the philosophy and objectives of our compensation program.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarizes the total compensation earned by each of our NEOs for the fiscal years ended 31 December 2014, 2013 and 2012:
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Share Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)(4)	All Other Compensation ($)(5)	Total ($)
Carl G. Trowell(6)	2014	544,985	9,000,012	367,949	345,064	10,258,010
Chief Executive Officer and President
Daniel W. Rabun(7)	2014	743,750	5,000,034	505,050	2,697,263	8,946,097
Chairman, Former President and Chief Executive Officer	2013	1,042,500	5,343,804	1,286,393	3,042,535	10,715,232
	2012	975,000	4,162,557	1,507,984	2,866,774	9,512,315
James W. Swent III	2014	571,146	1,799,991	269,629	789,477	3,430,243
Executive Vice President and Chief Financial Officer	2013	546,296	1,710,151	422,050	1,587,249	4,265,746
	2012	484,375	1,598,655	499,209	700,902	3,283,141
J. Mark Burns	2014	613,833	2,000,014	326,009	1,670,455	4,610,311
Executive Vice President and Chief Operating Officer	2013	575,500	3,530,804	555,760	1,748,552	6,410,616
	2012	483,333	1,969,321	503,275	1,722,433	4,678,362
P. Carey Lowe	2014	532,875	1,700,180	246,665	1,264,659	3,744,379
Executive Vice President	2013	496,250	2,803,934	410,048	1,778,175	5,488,407
	2012	462,500	1,128,620	464,962	1,463,605	3,519,687
Steven J. Brady	2014	444,083	1,840,118	205,877	163,344	2,653,422
Senior Vice President—Eastern Hemisphere
____________________

(1)
The amounts disclosed in this column include amounts voluntarily deferred under the Ensco Savings Plan and the 2005 Ensco Supplemental Executive Retirement Plan (referred to collectively along with the Ensco Supplemental Retirement Plan as the "SERP" in the Executive Compensation tables and related footnotes) as disclosed in the Non-qualified Deferred Compensation Table.

(2)	The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards and performance unit awards as follows:

	Year	Restricted Share Awards ($)	Performance Unit Awards ($)	Total ($)
Carl G. Trowell	2014	6,500,003	2,500,009	9,000,012
Daniel W. Rabun	2014	2,500,025	2,500,009	5,000,034
	2013	2,500,064	2,843,740	5,343,804
	2012	2,250,057	1,912,500	4,162,557
James W. Swent III	2014	899,988	900,003	1,799,991
	2013	800,154	909,997	1,710,151
	2012	800,380	798,275	1,598,655
J. Mark Burns	2014	1,000,010	1,000,004	2,000,014
	2013	2,450,183	1,080,621	3,530,804
	2012	950,171	1,019,150	1,969,321
P. Carey Lowe	2014	1,025,178	675,002	1,700,180
	2013	2,110,061	693,873	2,803,934
	2012	610,120	518,500	1,128,620
Steven J. Brady	2014	1,165,116	675,002	1,840,118
Grant-date fair value for restricted share and performance unit awards is measured using the market value of our shares on the date of grant and the estimated probable payout on the date of grant, respectively, as described in Note 7 to our 31 December 2014 audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on 2 March 2015. If the maximum level of payout is achieved under the 2014 performance unit award grants, the aggregate grant-date fair value of the related performance unit awards would be as follows:

Maximum Payout
Carl G. Trowell	$5,000,000
Daniel W. Rabun	$5,000,000
James W. Swent III	$1,800,000
J. Mark Burns	$2,000,000
P. Carey Lowe	$1,350,000
Steven J. Brady	$1,350,000

Mr. Rabun's restricted share awards granted during 2014 will fully vest on the day he ceases to be Chairman of the Board of Directors. The performance unit awards granted during 2014 are payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the respective performance period.
Performance unit awards granted during 2013 and 2014 will be settled in Company shares and performance unit awards granted prior to 2013 may be settled in Company shares, cash or a combination thereof at the Compensation Committee's discretion.
The performance measures and actual results for performance unit awards granted under the LTIP during 2012 for the performance period beginning 1 January 2012 and ending 31 December 2014 were as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33	4	140%
Relative ROCE	25%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33	9	—%
Absolute ROCE	25%	Percentage Achieved Award Multiplier	8% 0.00	12% 1.00	≥18% 2.33	1.1%	—%

Performance unit awards granted under the LTIP during 2012 for the performance period beginning 1 January 2012 and ending 31 December 2014 are expected to be paid to our NEOs in cash during April 2015 as follows:

	Relative TSR	Relative ROCE	Absolute ROCE	Total
Daniel W. Rabun	$1,575,000	$—	$—	$1,575,000
James W. Swent III	$560,000	$—	$—	$560,000
J. Mark Burns	$665,000	$—	$—	$665,000
P. Carey Lowe	$427,000	$—	$—	$427,000
Steven J. Brady	$420,000	$—	$—	$420,000

(3)
The amounts disclosed in this column represent bonuses awarded for the 2014, 2013 and 2012 plan years pursuant to the ECIP. Under the ECIP, our executive officers and other employees may receive an annual cash bonus based upon achievement of predetermined financial, safety performance and strategic team goals. The ECIP uses performance bands to determine annual payments: a threshold, a target and a maximum for each of our executive officers. If the threshold for the fiscal year is not met, no bonus is paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

During 2014, the Compensation Committee approved financial, safety performance and strategic team goals for our executive officers for the 2014 plan year. The ECIP performance measures and actual results for the executive officers for the 2014 plan year were as follows:
2014 ECIP PERFORMANCE MEASURES

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned*
EPS	32.5%	$5.28	$6.27	$7.26	$(16.88)	—%
Floater Downtime	5.0%	9.0%	6.0%	4.0%	6.78%	87.0%
Jackup Downtime	5.0%	2.0%	1.35%	1.0%	1.44%	93.1%
ROCE	27.5%	7.4%	8.8%	10.2%	(14.4)%	—%
Safety (TRIR)**	10.0%	0.60	0.60	0.48	0.35	175.0%
STGs	20.0%	1.0	2.0	4.0	3.25	162.5%
TOTAL AWARD	100%					59.0%
____________________

*	The Compensation Committee set a maximum percentage target achievement of 200% for 2014.

**	The Compensation Committee approved a 25 percentage point discretionary reduction to the TRIR percentage of target earned from 200% to 175% as discussed in CD&A.
The Compensation Committee administered the ECIP bonus awards for 2014 by reference to pre-established performance measures and goals. During 2014, the Compensation Committee approved increases in base salaries and ECIP targets for certain NEOs. Threshold, target and maximum estimated possible payouts for our NEOs were prorated to reflect the timing of the changes made during the year. The threshold, target and maximum estimated possible payouts for our NEOs for the 2014 plan year are included in the "Grants of Plan-Based Awards Table."

(4)
Bonuses were awarded and paid during the following year based upon the achievement of pre-determined financial, safety performance and strategic team goals during the plan year. The 2014 amounts disclosed in this column include amounts voluntarily deferred under the SERP as follows: Mr. Rabun $505,050, Mr. Swent $134,815, Mr. Burns $74,982 and Mr. Brady $10,294.

(5)	See All Other Compensation Table.

(6)	Mr. Trowell was hired as our CEO and President on 2 June 2014.

(7)	Upon hiring Mr. Trowell, Mr. Rabun retired as CEO on 2 June 2014 but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors.

Base salary for our executive officers is set relative to the median of a compensation peer group of drilling and oilfield services companies approved by our Compensation Committee. Our 2014 compensation peer group companies are described under the heading "Compensation Methodology and Process" in CD&A. Actual salaries are based on the Compensation Committee's assessment of each executive's overall contribution to the achievement of our business objectives as well as comparisons to similar positions at our compensation peer group companies.

All Other Compensation Table

The table below summarizes overseas allowances, premiums paid for group term life insurance, contributions to various benefit plans we sponsor and other payments (see footnotes) for the fiscal year ended 31 December 2014:
All Other Compensation Table
For the Year Ended 31 December 2014

Name	Overseas Allowances(1)	Group Term Life Insurance(2)	Ensco Savings Plan(3)	Profit Sharing Plan(4)	SERP(5)	Dividends on Non- Vested Restricted Share Awards(6)	Payment in Lieu of Profit Share/Match(7)	Other(8)	Total
Carl G. Trowell	$—	$377	$—	$—	$—	$273,167	$54,499	$17,021	$345,064
Daniel W. Rabun	$2,189,805	$1,080	$13,000	$37,188	$23,094	$185,903	$—	$247,193	$2,697,263
James W. Swent III	$625,682	$1,080	$13,000	$28,558	$15,652	$94,218	$—	$11,287	$789,477
J. Mark Burns	$1,417,219	$1,080	$13,000	$30,692	$17,700	$182,271	$—	$8,493	$1,670,455
P. Carey Lowe	$1,051,781	$1,080	$13,000	$26,644	$13,650	$149,779	$—	$8,725	$1,264,659
Steven J. Brady	$—	$958	$13,000	$22,205	$9,217	$110,533	$—	$7,431	$163,344
 ____________________

(1)
In connection with the redomestication from the U.S. to the U.K. during 2009, the Compensation Committee and PM&P participated in development of allowances and reimbursements for our executive officers who attained expatriate status by relocating to our principal executive offices in London. Such benefits paid to our NEOs for the year ended 31 December 2014 included the following and are described in further detail under the heading "Overseas Allowances and Reimbursements" in CD&A:

	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Tax Equalization*	Transportation Allowance	Annual Home Leave Allowance	Total
Daniel W. Rabun	$66,574	$65,625	$20,680	$2,022,018	$14,908	$—	$2,189,805
James W. Swent III	$—	$—	$—	$625,682	$—	$—	$625,682
J. Mark Burns	$94,649	$92,075	$296,774	$890,433	$34,705	$8,583	$1,417,219
P. Carey Lowe	$81,761	$79,875	$287,173	$557,189	$34,723	$11,060	$1,051,781

* Tax equalization benefits for 2014 for Messrs. Rabun and Swent were offset by $287,131 and $451,300, respectively, reflecting the estimated amount of tax refund owed to the Company as a result of foreign tax credits from U.K. income tax payments made on each executive's behalf.  The amount of the offset is only an estimate, is based on currently available information and is subject to change based on the final U.S. tax return filed by the executive.
Tax equalization benefits for 2014 for Mr. Rabun excludes a $336,000 income tax payment made during 2014 related to 2012. This amount was reflected in tax equalization benefits for 2012 in the Summary Compensation Table.
After an executive's expatriate assignment ends, overseas allowances and reimbursements end; however, tax equalization payments continue, but only to the extent that the executive's U.K. tax liabilities continue during the three-year period following the end of assignment.

(2)	The amounts disclosed in this column represent the group term life insurance premiums paid for each NEO.

(3)	The amounts disclosed in this column represent the maximum allowable portion of our matching contributions paid into each NEO's Ensco Savings Plan account.

(4)	The amounts disclosed in this column represent 2014 profit sharing contributions paid into each NEO's Ensco Savings Plan and/or SERP account during the first quarter of 2015.

(5)	The amounts disclosed in this column represent matching contributions paid into each NEO's SERP account.

(6)	The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid on the NEO's restricted share awards during 2014.

(7)
Mr. Trowell is not eligible to participate in the Ensco Savings Plan and Ensco's 2005 Supplemental Executive Retirement Plan. During Mr. Trowell's appointment, he is eligible to receive cash payments in lieu of participation in the US Retirement Plans equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts that Mr. Trowell deferred the maximum amount possible under the US Retirement Plans and the Internal Revenue Code).

(8)
The amounts disclosed in this column for Mr. Trowell represent expenses paid by the Company during 2014 related to legal fees in connection with his hiring. The amounts disclosed for Mr. Rabun represent expenses paid by the Company during 2014 primarily related to his retirement as CEO on 2 June 2014. The amounts disclosed for all other NEOs represent expenses paid by the Company during 2014 related to tax preparation fees.

Grants of Plan-Based Awards Table

The table below contains information regarding performance unit award grants, bonuses pursuant to the ECIP and restricted share awards for the fiscal year ended 31 December 2014:
Grants of Plan-Based Awards Table
For the Year Ended 31 December 2014

Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)(2)(3)(4)(5)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(6)(7)			All Other Restricted Share Awards (#)(8)		Grant-Date Fair Value of Restricted Share & Performance Awards ($)
			Threshold (#)	Target (#)	Maximum (#)	Threshold ($)	Target ($)	Maximum ($)
Carl G. Trowell	6/2/2014	6/2/2014							76,176	(9)	4,000,002
	6/2/2014	6/2/2014							47,610		2,500,001
	6/2/2014	6/2/2014	11,903	47,610	95,220						2,500,009
	6/2/2014	6/2/2014				311,795	623,590	1,247,180			N/A
Daniel W. Rabun	2/26/2014	2/26/2014							47,340	(10)	2,500,025
	2/26/2014	2/26/2014	11,835	47,340	94,680						2,500,009
	2/26/2014	2/26/2014				427,973	855,945	1,711,890			N/A
James W. Swent III	2/26/2014	2/26/2014							17,042		899,988
	2/26/2014	2/26/2014	4,261	17,042	34,084						900,003
	2/26/2014	2/26/2014				228,480	456,960	913,920			N/A
J. Mark Burns	2/26/2014	2/26/2014							18,936		1,000,010
	2/26/2014	2/26/2014	4,734	18,936	37,872						1,000,004
	2/26/2014	2/26/2014				276,255	552,510	1,105,020			N/A
P. Carey Lowe	11/3/2014	11/3/2014							8,730		350,161
	2/26/2014	2/26/2014							12,782		675,017
	2/26/2014	2/26/2014	3,196	12,782	25,564						675,002
	2/26/2014	2/26/2014				209,021	418,042	836,084			N/A
Steven J. Brady	12/1/2014	12/1/2014							14,470		490,099
	2/26/2014	2/26/2014							12,782		675,017
	2/26/2014	2/26/2014	3,196	12,782	25,564						675,002
	2/26/2014	2/26/2014				174,458	348,915	697,830			N/A
____________________

(1)
The amounts disclosed in this column represent the number of Company shares associated with future payouts under the LTIP for performance unit awards approved by the Compensation Committee during 2014. The performance unit awards were granted to certain of the Company's executive officers and are based upon two relative financial performance measurements, each measured over a three-year performance period. These awards are denominated in Company shares, but may be settled in Company shares or cash in the sole discretion of the Compensation Committee, upon attainment of specified performance goals based on relative TSR and relative ROCE as defined in Note (3) below. The goals for the performance unit awards granted during 2014 have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component. The related performance measures and possible payouts are disclosed in Note (4) below.

(2)	Mr. Rabun's performance unit awards are payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the respective performance period.

(3)
In respect of the performance unit awards, TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(4)
The Company's relative performance is evaluated against a group of nine performance peer companies, consisting of Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Hercules Offshore, Inc., Nabors Industries Ltd., Noble Corporation, Parker Drilling Company, Rowan Companies plc and Transocean Ltd. If the performance peer group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures. The performance peer group is reviewed annually by the Compensation Committee.

Performance unit awards were granted under the LTIP for the performance period beginning 1 January 2014 and ending 31 December 2016 as follows:

Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00
Relative ROCE	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00

(5)
In February 2015, the Compensation Committee approved performance unit awards for certain of our executive officers for the 2015 plan year. These awards may be settled in Company shares or cash, in the sole discretion of the Compensation Committee, upon attainment of specified performance goals based on relative TSR and relative ROCE. The resulting threshold, target and maximum estimated possible payouts in Company shares for our NEOs for the performance unit awards granted in February 2015 were as follows:

	Threshold (#)	Target (#)	Maximum (#)
Carl G. Trowell	21,815	87,261	174,522
James W. Swent III	7,854	31,416	62,832
J. Mark Burns	8,726	34,905	69,810
P. Carey Lowe	7,418	29,670	59,340
Steven J. Brady	5,891	23,562	47,124

(6)
The amounts disclosed in this column represent the threshold, target and maximum possible payouts that could have been earned by our NEOs for 2014 based upon the achievement of performance goals under the 2014 ECIP. The amounts earned by our NEOs under the 2014 ECIP will be paid in March or April 2015 and are reflected in the "Summary Compensation Table."

(7)
For the 2015 plan year, three performance bands were approved: a threshold, a target and a maximum. If the threshold for the fiscal year is not met, no bonus will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

The threshold, target and maximum estimated possible payouts for our NEOs under the ECIP for the 2015 plan year were approved by the Compensation Committee in February 2015 as follows:

	Threshold	Target	Maximum
Carl G. Trowell	$512,556	$1,025,112	$2,050,224
Daniel W. Rabun	$301,875	$603,750	$1,207,500
James W. Swent III	$230,000	$460,000	$920,000
J. Mark Burns	$279,000	$558,000	$1,116,000
P. Carey Lowe	$230,000	$460,000	$920,000
Steven J. Brady	$196,000	$392,000	$784,000

Mr. Rabun's 2015 award is payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the 2015 plan year.

(8)	The amounts disclosed in this column reflect the number of restricted shares granted to each NEO pursuant to the LTIP.

(9)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting.

(10)	Mr. Rabun's 2014 restricted share awards will fully vest on the day he ceases to be Chairman of the Board of Directors.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the number of unexercised share options and the number and amount of restricted shares and performance unit awards that had not vested as of 31 December 2014. All option awards outstanding as of 31 December 2014 are exercisable:
Outstanding Equity Awards at Fiscal Year-End Table
For the Year Ended 31 December 2014

	Option Awards			Share Awards			Equity Incentive Plan Awards(1)
Name	Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)	Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Carl G. Trowell	—	—	N/A	123,786	(2)	3,707,391	35,708	1,069,455
Daniel W. Rabun	32,499	41.29	6/1/2016	47,340	(3)	1,417,833	104,159	3,119,562
	50,499	34.45	6/1/2017
	28,896	55.34	3/1/2018
	9,270	52.73	7/25/2018
James W. Swent III	3,510	55.34	3/1/2018	30,827	(4)	923,269	36,621	1,096,799
J. Mark Burns	11,844	41.29	6/1/2016	59,766	(5)	1,789,992	42,511	1,273,204
	18,402	34.45	6/1/2017
	10,530	55.34	3/1/2018
P. Carey Lowe	11,844	41.29	6/1/2016	56,474	(6)	1,691,396	27,764	831,532
	18,402	34.45	6/1/2017
	10,530	55.34	3/1/2018
Steven J. Brady	—	—	N/A	44,258	(7)	1,325,527	27,530	824,524
 ____________________

(1)
Performance unit awards granted during 2013 and 2014 will be settled in Company shares and performance awards granted prior to 2013 may be settled in Company shares, cash or a combination thereof at the Compensation Committee's discretion. The market value of unearned performance unit awards disclosed in these columns represent the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2014. The market value of performance unit awards granted during 2013 and 2014 was determined based on the closing market price of the Company's shares of $29.95 on 31 December 2014. Performance unit award grants are based upon a three-year cycle with vesting at the end of the cycle.

Mr. Rabun's performance unit awards granted during 2014 are payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the respective performance period.

(2)	76,176 shares vest on 2 June 2017; and 15,870 shares vest annually until 2 June 2017, in each case except as may be deferred during certain specified regular or special blackout periods.

(3)	Mr. Rabun's restricted share awards will fully vest on the day he ceases to be Chairman of the Board of Directors.

(4)
3,486 shares vest on 28 February 2015; 1,157 shares vest on 1 August 2015; 4,571 shares vest annually until 25 February 2016; and 5,681 shares vest annually until 26 February 2017, in each case except as may be deferred during certain specified regular or special blackout periods.

(5)
3,486 shares vest on 28 February 2015; 1,982 shares vest on 4 September 2015; 5,428 shares vest annually until 25 February 2016; 24,506 shares vest on 18 November 2016; and 6,312 shares vest annually until 26 February 2017, in each case except as may be deferred during certain specified regular or special blackout periods.

(6)
3,486 shares vest on 28 February 2015; 3,485 shares vest annually until 25 February 2016; 24,506 shares vest on 18 November 2016; 4,261 shares vest annually until 26 February 2017; and 2,910 shares vest annually until 3 November 2017, in each case except as may be deferred during certain specified regular or special blackout periods.

(7)
2,500 shares vest on 1 June 2015; 3,498 shares vest on 4 September 2015; 3,485 shares vest annually until 25 February 2016; 2,019 shares vest annually until 1 June 2016; 4,261 shares vest annually until 26 February 2017; and 4,823 shares vest annually until 1 December 2017, in each case except as may be deferred during certain specified regular or special blackout periods.

Our Compensation Committee grants special equity awards to officers and key employees who are newly-hired or promoted and may grant special equity awards to ensure the retention of officers and key employees. During 2014, the Compensation Committee approved special grants of restricted shares to Mr. Trowell upon his employment with the Company. The Committee also approved special grants of restricted shares to Messrs. Lowe and Brady to provide recognition for their promotions during 2014. As part of Mr. Brady's promotional equity award, the Committee also included a component to partially offset the cost to Mr. Brady for any additional income taxes he may incur as a taxpayer in both the US and the UK. This supplemental award is intended to replace historical policy of providing tax equalization payments to London-based executives as described further within CD&A.

Option Exercises and Shares Vested Table

The following table sets forth information regarding aggregate share option exercises during the year ended 31 December 2014 and aggregate restricted share vestings during the year ended 31 December 2014:
Option Exercises and Shares Vested Table
For the Year Ended 31 December 2014

	Option Awards		Share Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Daniel W. Rabun	—	—	113,779	(1)	5,984,941
James W. Swent III	—	—	19,464		1,025,738
J. Mark Burns	—	—	21,147		1,108,369
P. Carey Lowe	—	—	17,222		910,485
Steven J. Brady	—	—	16,620		860,136
 ____________________

(1)
Mr. Rabun's restricted share awards granted prior to 2014 fully vested when he retired as CEO on 2 June 2014. His restricted share awards granted during 2014 will fully vest on the day he ceases to be Chairman of the Board of Directors.

Nonqualified Deferred Compensation Table

The SERP provides a tax-deferred savings plan for certain highly-compensated employees, including the NEOs, whose participation in the profit sharing and 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. The SERP is a nonqualified plan where eligible employees may voluntarily defer a portion of their compensation for use after separation of employment. The basis upon which the deferred funds are paid following separation of employment is determined by each NEO upon establishment of an election to defer compensation in accordance with, and within the parameters of, the applicable Internal Revenue Code provisions and generally may not be modified thereafter. Payment elections include lump sum payment and substantially equal monthly payments with the option to delay the lump sum payment or the initial monthly payment up to 24 months from separation of employment.
Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board.

For 2014, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of annual ECIP bonus payments, consistent with prior years.
Executive officers who elect to defer compensation in the SERP must do so annually prior to the beginning of each calendar year and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds that are similar to the investment options available under the Ensco Savings Plan, except with respect to the option to self-direct investments in a brokerage account. The following table sets forth information regarding the activity in each NEO's SERP account for the year ended 31 December 2014:
Nonqualified Deferred Compensation Table
For the Year Ended 31 December 2014

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($)
Daniel W. Rabun	1,278,166	100,751	210,395	—	10,002,173
James W. Swent III	14,365	43,495	300,231	—	3,338,375
J. Mark Burns	142,941	47,168	(50,735)	—	940,415
P. Carey Lowe	216,278	35,380	92,418	—	1,711,544
Steven J. Brady	22,869	15,910	24,816	—	722,667
 ____________________

(1)	The amounts disclosed in this column also are disclosed in the "Salary" or "Non-Equity Incentive Plan Compensation" column for each NEO in the Summary Compensation Table.

(2)	The amounts disclosed in this column also are disclosed in the "All Other Compensation" column of the Summary Compensation Table and are further described in the All Other Compensation Table.

(3)	The amounts disclosed in this column represent earnings on invested funds in each NEO's individual SERP account.

Potential Payments Upon Termination or Change in Control

The following tables and narratives disclose certain information with respect to compensation that would be payable to our NEOs upon a variety of termination or change in control scenarios as of 31 December 2014.
Potential Payments to Executive Officers

Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014. The agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. This agreement is described in further detail under the heading "Employment Agreements and Potential Post-Termination Payments" in CD&A.

The table below summarizes Mr. Trowell's estimated severance entitlement (assuming that a triggering event took place on 31 December 2014, and our share price was the closing market price of $29.95 on that date):
Carl G. Trowell
Estimated Severance for Good Reason
or Without Cause Termination

Base Salary as of 31 December 2014(1)	Outstanding as of 31 December 2014
	Annual Grant Restricted Shares	Initial Grant Restricted Shares	Performance Unit Awards		Total
	47,610 shares	76,176 shares	35,708 shares	(3)
$931,920	x 20% = 9,522	x 100% = 76,176	x 20% = 7,142
x 2.42	x $29.95	x $29.95	x $29.95
$2,252,171	$285,184	$2,281,471	$213,891		$5,032,717

Estimated Severance for Good Reason
or Without Cause Termination
Following a Change in Control

Base Salary as of 31 December 2014(1)	Actual 2014 Bonus(2)	Outstanding as of 31 December 2014
		Annual Grant Restricted Shares	Initial Grant Restricted Shares	Performance Unit Awards		Total
		47,610 shares	76,176 shares	47,610 shares	(4)
$931,920	$367,949	x 100% = 47,610	x 100% = 76,176	x 100% = 47,610
x 2	x 2	x $29.95	x $29.95	x $29.95
$1,863,840	$735,898	$1,425,920	$2,281,471	$1,425,920		$7,733,049

Estimated Severance For Cause
with Garden Leave

Assuming that a triggering event took place on 31 December 2014, Mr. Trowell would be placed on Garden leave and be eligible to receive a maximum of six months of base salary, bonus and benefits as follows:

Base Salary as of 31 December 2014(1)	2015 Bonus Target	Dividends on Non- Vested Restricted Share Awards	Other Benefits	Total
$931,920	$1,025,112	123,786 shares
÷ 2	÷ 2	x 0.30 dividend
$465,960	$512,556	$37,136	$46,918	$1,062,570
____________________

(1)	The amount disclosed in this column represents Mr. Trowell's base salary as of 31 December 2014 converted to USD using the USD/GBP exchange rate as of 31 December 2014 of 1.5532.

(2)	The amount disclosed represents Mr. Trowell's bonus for the grant year ended 31 December 2014 paid during March 2015.

(3)
The amount disclosed in this column represents the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2014. Performance unit awards granted to Mr. Trowell will be paid out subject to achievement of performance metrics on the respective future payout date originally established at the grant-date, as if he remained employed by the Company. The performance unit awards granted during 2014 will be settled in shares. The value of the performance unit awards was determined based on the closing market price of the Company's shares of $29.95 on 31 December 2014.

(4)
The amount disclosed represents the target level of performance for Mr. Trowell's unearned performance unit awards as of 31 December 2014. The performance unit awards granted during 2014 will be settled in shares.

In connection with the announcement of Mr. Rabun’s retirement on 13 November 2013, the Company entered into a Restated and Superseding Employment Agreement with Mr. Rabun under which Mr. Rabun was to continue in his role as Chairman, President and Chief Executive Officer until a new Chief Executive Officer was appointed. Following the appointment of Mr. Trowell as our new Chief Executive Officer on 2 June 2014, Mr. Rabun retired as CEO and began serving as our executive Chairman of the Board. Under the agreement, the Company agrees to employ Mr. Rabun as Chairman no later than the Meeting on18 May 2015. This agreement is described in further detail under the heading "Employment Agreements and Potential Post-Termination Payments" in CD&A.
In the event Mr. Rabun's employment is terminated by the Company without cause prior to the Meeting on 18 May 2015, for good reason by Mr. Rabun or if he tenders a letter of resignation to the Board and the Board accepts his resignation, he will be eligible to receive benefits under the Restated and Superseding Employment Agreement.
The following table summarizes Mr. Rabun's estimated benefits under the Restated and Superseding Employment Agreement (assuming that a triggering event took place on 31 December 2014).

	Restricted Share Awards(1)	Performance Unit Awards(2)	Non-Equity Incentive Plan Compensation(3)	Continuation of Medical Benefits(4)	Tax Equalization(5)	Total
Daniel W. Rabun	$1,417,833	$2,351,589	$505,050	$140,474	$192,745	$4,607,691
____________________

(1)
The amount disclosed in this column represents the value of Mr. Rabun's 47,340 unvested restricted share awards, based on the closing market price of the Company's shares of $29.95 on 31 December 2014.

(2)
The amount disclosed in this column represents the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2014. Performance unit awards granted to Mr. Rabun will be paid out subject to achievement of performance metrics on each respective future payout date originally established at the grant-date, as if he remained employed by the Company. Performance unit awards granted during 2013 and 2014 will be settled in shares while performance unit awards granted prior to 2013 can be settled in shares, cash or a combination thereof at the Compensation Committee's discretion. The value of performance unit awards granted during 2013 and 2014 was determined based on the closing market price of the Company's shares of $29.95 on 31 December 2014.

The performance units granted during 2014 are payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the respective performance period. Assuming the triggering event occurred on 31 December 2014, Mr. Rabun would receive 28% of the 2014 award which is reflected in the table above.

(3)
The amount disclosed in this column represents the annual cash bonus for the 2014 plan year under the ECIP based on the actual level of achievement of the performance metrics. The award is payable on a prorated basis to reflect the amount of time Mr. Rabun was employed by the Company during the plan year. Assuming the triggering event occurred on 31 December 2014, Mr. Rabun would receive 100% of ECIP bonus award.

(4)
The amount disclosed in this column represents the present value of estimated average future payments for both Mr. Rabun and his spouse assuming medical benefits continue until the date on which Mr. Rabun or his spouse, as applicable, become eligible for Medicare.

(5)
Tax equalization payments are provided to Mr. Rabun with respect to payments and other compensation received from the Company for any tax periods in which Mr. Rabun is subject to taxation in the U.K. in respect of his employment with the Company. The tax equalization amounts disclosed in this column primarily relate to the vesting of performance unit awards, annual cash bonus under the ECIP for the 2014 plan year and payout of funds deferred under the SERP.

Potential Payments to Named Executive Officers Under the LTIP

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganisation or change in control of the Company. If the Company is dissolved or liquidated, all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.

A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of an LTIP participant is terminated without cause or if a participant resigns from his or her employment for "good reason" within the two-year period following a change in control of the Company, all his or her outstanding awards under the LTIP will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board. A participant will be deemed to have resigned for "good reason" if, after notice and a 30-day period to cure, any of the following events have occurred: (i) without the participant's express written consent, the assignment of the participant to any position which is not at least equivalent to the participant's duties, responsibilities and status within the Ensco group immediately prior to the change in control; (ii) a reduction of the participant's base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control; (iii) a failure to maintain, or the taking of any action that would materially affect the participant's participation in or reduce the participant's benefits under, any of the employee or material fringe benefits to which the participant is entitled at a level substantially equal to or greater than the value to him or her and his or her dependents of those employee benefits immediately prior to the change in control; (iv) the failure to permit the participant to take substantially the same number of paid vacation days and leave to which the participant is entitled immediately prior to the change in control; or (v) requiring the participant who is based in the office in Houston, Texas on the date a change in control occurs to be based anywhere other than within a fifty (50) mile radius of the office in Houston, Texas, except for required travel on business to an extent substantially consistent with the participant's business travel obligations immediately prior to the change in control.
Estimated severance entitlements under the LTIP following a dissolution or liquidation for Mr. Trowell and Mr. Rabun are as follows (assuming that a triggering event took place on 31 December 2014 and based on the closing market price of the Company's shares of $29.95 on 31 December 2014):

	Restricted Shares	Performance Unit Awards(1)	Total
Carl G. Trowell	$3,707,391	$1,425,920	$5,133,311
Daniel W. Rabun	$1,417,833	$4,951,071	$6,368,904

____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2014 consistent with the terms of the LTIP. Performance unit awards granted during 2013 and 2014 will be settled in shares, while performance unit awards granted prior to 2013 can be settled in shares, cash or a combination thereof at the Compensation Committee's discretion. The target value of performance unit awards granted during 2013 and 2014 was determined based on the closing market price of the Company's shares of $29.95 on 31 December 2014.

Estimated severance entitlements under the LTIP following a dissolution or liquidation or an actual or constructive termination upon a change of control for Messrs. Swent, Burns, Lowe and Brady are as follows (assuming that a triggering event took place on 31 December 2014 and based on the closing market price of the Company's shares of $29.95 on 31 December 2014):

	Restricted Shares	Performance Unit Awards(1)	Total
James W. Swent III	$923,269	$1,721,112	$2,644,381
J. Mark Burns	$1,789,992	$2,004,839	$3,794,831
P. Carey Lowe	$1,691,396	$1,305,948	$2,997,344
Steven J. Brady	$1,325,527	$1,295,948	$2,621,475
____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2014 consistent with the terms of the LTIP. Performance unit awards granted during 2013 and 2014 will be settled in shares, while performance unit awards granted prior to 2013 can be settled in shares, cash or a combination thereof at the Compensation Committee's discretion. The target value of performance unit awards granted during 2013 and 2014 was determined based on the closing market price of the Company's shares of $29.95 on 31 December 2014.

All outstanding options for the named executive officers were fully vested as of 31 December 2014.

Director Compensation

Compensation of Non-Executive Directors
Our Compensation Committee periodically reviews non-executive director compensation, which includes review of data received from PM&P, and, from time to time, recommends changes thereto to the Board. Total non-executive director compensation generally is intended to approximate the median of our compensation peer group companies. The Compensation Committee uses a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board. Compensation of our non-executive directors currently is composed of an annual retainer of $100,000; a Lead Director retainer of $20,000; an Audit Committee Chair retainer of $20,000; a Compensation Committee Chair retainer of $15,000; and a Nominating and Governance Committee Chair retainer of $15,000. All retainer fees are paid quarterly in advance and will be prorated for a partial quarter of service as a director, Lead Director or Committee Chair. Additionally, our 2012 LTIP provides that non-executive directors receive an automatic annual grant of equity compensation following each annual general meeting of shareholders. In accordance with the compensation policy, restricted share units equivalent to an aggregate value of $250,000, based on the closing price of the Company's shares on the date of grant, were granted to our non-executive directors effective 1 June 2014. Prior to 2011, the Company granted restricted shares to non-executive directors which vest (restrictions lapse) at a rate of 20% each year over a five-year period or, if earlier, upon retirement from the Board. During 2011, the Company began granting restricted share units in place of restricted shares to non-executive directors. Restricted share units vest (restrictions lapse) at a rate of 33.3% each year over a three-year period or, if earlier, upon retirement from the Board.
Equity accumulation by our non-executive directors is encouraged, and we have specific security ownership guidelines, which are included in the Ensco Corporate Governance Policy. The policy provides that each non-executive director, within five years of appointment to the Board, should hold a number of shares of the Company having a fair market value of at least five times the director's annual retainer. Each director is in compliance with these guidelines.

Under the Non-Employee Director Deferred Compensation Plan and the 2005 Non-Employee Director Deferred Compensation Plan, our non-executive directors could elect to defer their cash compensation (annual retainer and committee chair fees) up to a percentage specified annually in advance by our Compensation Committee and ratified by our Board. Following the redomestication, the 2005 Non-Employee Director Deferred Compensation Plan was frozen to new contributions. Non-executive directors who continue to have deferred compensation under either plan continue to direct the investment of the amounts deferred and retained by us. The deferred compensation may be invested in authorised funds, which are similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis.
Non-executive directors also are eligible to participate in our U.S. and U.K. group health and welfare insurance plans on the same basis and cost as our full-time employees. A non-executive director's contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly installments of the director's annual retainer.
Executive directors do not receive any additional compensation for their services as directors. The compensation paid to our non-executive directors for the fiscal year ended 31 December 2014 is reported in the Director Compensation Table as follows:
Director Compensation Table
For the Year Ended 31 December 2014

Name	Fees Earned or Paid in Cash ($)		Dividends on Non-Vested Restricted Share Awards ($)(1)	Share Awards ($)(2)	Other ($)(3)	Total ($)
David A. B. Brown	25,000		6,762	448,095	—	479,857
J. Roderick Clark	115,000		33,421	250,000	9,691	408,112
Roxanne J. Decyk	100,000		20,014	250,000	9,691	379,705
Mary E. Francis CBE	100,000		20,014	250,000	1,200	371,214
C. Christopher Gaut	100,000		33,421	250,000	—	383,421
Gerald W. Haddock	100,000		33,421	250,000	9,691	393,112
Francis S. Kalman	100,000		27,579	250,000	9,691	387,270
Keith O. Rattie	120,000		33,421	250,000	9,691	413,112
Paul E. Rowsey, III	150,000	(4)	33,421	250,000	—	433,421
____________________

(1)	The amounts disclosed in this column represent dividends earned and paid on the directors' unvested restricted shares and share units during 2014.

(2)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units awarded to current directors during 2014. Grant-date fair value for restricted share awards is measured using the market value of our shares on the date of grant as described in Note 7 to our 31 December 2014 audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on 2 March 2015.

Upon Mr. Brown's retirement from the Board of Directors on 19 May 2014, the restrictions on all unvested share awards lapsed. The amount attributable to the acceleration of vesting was based on the $49.70 closing price of the Company's shares on his retirement date.

As of 31 December 2014, the total number of unvested restricted share awards (shares and units) held by each non-executive director was as follows:

David A. B. Brown	—
J. Roderick Clark	10,587
Roxanne J. Decyk	7,517
Mary E. Francis CBE	7,517
C. Christopher Gaut	10,587
Gerald W. Haddock	10,587
Francis S. Kalman	9,252
Keith O. Rattie	10,587
Paul E. Rowsey, III	10,587

(3)	The amounts disclosed in this column primarily represent payments made by the Company on the behalf of the directors during 2014 for contributions to group health and welfare insurance.

(4)
Mr. Rowsey was awarded an additional cash retainer of $20,000 for his work during the CEO succession process. This award was approved during the 19 May 2014 Compensation Committee Meeting and is being paid in four equal quarterly payments.

No share options were granted to our directors during 2014. As of 31 December 2014, the total number of share options held by non-executive directors was 25,685 options, all held by David A. B. Brown.

RESOLUTION 6

6.
AN ORDINARY RESOLUTION TO APPROVE AN AMENDMENT TO THE ENSCO 2012 LONG-TERM INCENTIVE PLAN AND TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS IN THE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE.

On 30 March 2015, the Board adopted, subject to shareholder approval, an amendment to the ENSCO 2012 Long-Term Incentive Plan (the "LTIP") to increase the number of shares of Ensco Common Stock authorised for issuance under the LTIP. Shareholders originally approved the LTIP at our 2012 Annual General Meeting of Shareholders, authorising the issuance of up to 14,000,000 shares as awards under the LTIP, of which 6,025,309 shares remained available for future issuance under the LTIP as of 9 March 2015. If approved, the amendment would authorise an additional 9,000,000 shares for issuance under the LTIP. Any shares that are subject to awards of share options granted under this LTIP will be counted against the maximum number of shares issuable under the LTIP ("Maximum")as one share for every one share granted. Any shares that are subject to awards other than share options granted under this LTIP will be counted against this Maximum as two shares for every one share granted. Assuming our current practice of granting awards of restricted shares, and considering the restricted shares that have already been issued under the LTIP, the maximum shares that we could issue in connection with awards under the LTIP is approximately 15,025,309 shares, provided the amendment is approved by shareholders at the Meeting. Shares subject to options, restricted share awards, restricted share unit awards, or performance unit awards that lapse, are forfeited or are cancelled will not count against this limit and can be regranted under the LTIP.

Our shareholders must approve the material terms of the performance goals of the LTIP at least every five-years in order to ensure any future tax deductions. If the performance goals are not approved by our shareholders within the required time-frame, the LTIP will continue in effect; however, any future U.S. deductions under such plan would be limited as described above. Accordingly, we are soliciting shareholder approval of the material terms of the performance goals in the LTIP.

Shareholders approved the material terms of performance goals in the LTIP to be used for awarding certain compensation to the Company's executives at the 2012 Annual General Meeting of Shareholders to allow us to qualify for a U.S. income tax deduction and thereby enhance shareholder returns.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation (including cash and/or stock bonuses) paid in excess of $1 million in any taxable year to its principal executive officer or any of its three other most highly-compensated officers (other than the principal executive officer and the principal financial officer) who are employed by it on the last day of the taxable year (each such individual being referred to as a "Covered Employee"). However, Section 162(m) provides an exception for “performance-based” compensation, including amounts paid under qualifying bonus plans. Section 162(m) requires that certain actions be taken by a committee responsible for compensation comprised solely of two or more outside directors and that the material terms of such compensation be approved by a majority vote of the shareholders in order for compensation paid under bonus plans to qualify as "performance-based" compensation. After such approval, no additional approval is required unless the committee responsible for compensation changes the material terms of the performance goals. The material terms of the performance goals must be disclosed to and be approved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance goals.

The Compensation Committee and the Executive Compensation Subcommittee consider the implications of Section 162(m) and generally prefer to grant compensation awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy and objectives.

The following is a summary of the principal provisions of the LTIP, as amended, but is not intended to be a complete description of all its terms and provisions. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to this proxy statement as Annex 2.

General

The LTIP is designed to promote the interests of the Company and its shareholders by establishing a relationship between the awards under the LTIP and the long-term accomplishments of the participants utilizing competitive targets based on competitive industry data. The LTIP provides for awards of share options, restricted shares, restricted share units, performance awards and performance unit awards to reward and provide incentives to the participants and to retain them through potential appreciation in the value of the shares and equity accumulation.

The purpose of the LTIP is to:

•
offer non-employee directors and selected employees, including officers, an equity ownership interest and opportunity to participate in the Company's growth and financial success and to accumulate capital for retirement on a competitive basis;

•
provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, create long-term value and encourage equity participation in the Company by eligible participants by making available to them the benefits of a larger equity ownership through share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards;

•	provide incentives to non-employee directors and employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures; and

•	promote the growth and success of the Company's business by aligning the financial interests of non-employee directors and employees with shareholders.

Nonetheless, non-employee directors are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP.

Administration

The LTIP is administered by the Board with respect to awards to non-employee directors. The LTIP is administered by the Compensation Committee with respect to awards to officers and employees. The Committee will at all times consist solely of at least two directors who are independent within the meaning of applicable rules of the SEC and the

NYSE. The Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Gaut, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee. The Committee has established an Executive Compensation Subcommittee, which consists of Chairman Clark and Ms. Decyk, each of whom qualifies as an outside director for purposes of Section 162(m) of the Internal Revenue Code. The Subcommittee has been delegated authority to qualify compensation paid by the Company for deductibility under Internal Revenue Code Section 162(m). The use of the term "Committee" shall mean the Subcommittee with respect to awards to executive officers of the Company.

The Committee is authorised to, among other things:

•	interpret and administer the LTIP and to apply its provisions;

•	adopt, amend or rescind rules, procedures and forms relating to the LTIP;

•	authorise any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the LTIP;

•	determine when awards are to be granted under the LTIP;

•	select recipients of awards;

•	determine the types of awards to be granted to each participant;

•	determine whether shares are subject to each award and the number of shares to be made subject to each award;

•	determine the fair market value of the shares and the exercise price per share of awards granted under the LTIP;

•	prescribe the terms, conditions and restrictions, not inconsistent with the provisions of the LTIP, of any award and, with the consent of the participants, to modify or amend each award;

•	determine whether, to what extent and under what circumstances awards may be reduced, cancelled or suspended;

•	establish procedures with respect to tax withholding;

•	establish and interpret performance goals and performance factors and targets in connection with the grant of performance awards or performance unit awards;

•	evaluate the level of performance over a performance period and certify the level of performance obtained with respect to performance goals and performance factors and targets;

•	waive or amend any terms, conditions, restrictions or limitations on awards;

•	make any amendments to the LTIP and adjustments to awards under the LTIP in the event of a change in capitalization, merger, change in control or reorganization;

•	appoint such agents as it shall deem appropriate for the proper administration of the LTIP;

•	enter into arrangements with the trustee of any employee benefit trust established by the Company to facilitate the administration of the LTIP; and

•	take any other actions deemed necessary or advisable for the administration of the LTIP.

All decisions, determinations and interpretations of the Committee are final and binding on all participants. The Committee may make grants of awards on an individual or group basis. To the extent permitted by applicable law and subject to the provisions of the LTIP, no member of the Committee shall be liable for any action that is taken or omitted to be taken if such action or omission is taken in good faith with respect to the LTIP or grant of any award.

The Committee may in its sole discretion require, as a condition to the granting of any award, that a participant hold the award for a period of six months following the date of such Acquisition. This condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of Acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) of its underlying equity security.

Shares Subject to the LTIP

A maximum of 14,000,000 shares are currently reserved under the LTIP for issuance as share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards. On 18 May 2015, provided shareholders approve an increase in authorized shares under the LTIP, an additional 9,000,000 will be reserved under the LTIP for issuance as share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards. Any shares that are subject to awards of share options granted under this LTIP will be counted against this maximum as one share for every one share granted. Any shares that are subject to awards other than share options granted under this LTIP will be counted against this maximum as two shares for every one share granted. Shares subject to options, restricted share awards, restricted share unit awards, or performance unit awards that lapse, are forfeited or are cancelled will not count against this limit and can be regranted under the LTIP. This limit is subject to adjustment for certain transactions affecting the Company's capitalization. Any and all shares available under the LTIP may be granted to any employee or non-employee director during the term of the LTIP. The shares issued under the LTIP may come from newly issued shares, including any shares held in reserve by any subsidiary of the Company, or shares that are held in an employee benefit trust established by the Company.

Participants

The Company's officers and other employees, in addition to those of its subsidiaries, are eligible to be selected to participate in the LTIP. Incentive Share Options ("ISOs") (i.e., options which meet the requirements of Section 422(b) of the Internal Revenue Code) may be granted only to employees. Except with respect to awards to non-employee directors, the Committee has the sole discretion to select participants from among the eligible persons. The Company currently has approximately 400 officers and employees who have been designated as participants in the LTIP. Actual participation in the LTIP will be determined in the sole discretion of the Committee. As a result, the number of participants in the LTIP cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers, can be determined at this time.

Non-employee directors of the Board are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP.

Limitation on Grants of Awards

The maximum number of shares that may be subject to awards of share options, restricted shares and restricted share units granted to a participant during any one year period is 15 percent of the shares available under the LTIP. The maximum aggregate value of shares issuable pursuant to a performance unit award to a participant for any performance period is $10,000,000.

Types of Awards

The LTIP provides for the grant of:

•	share options;

•	restricted share awards;

•	restricted share unit awards;

•	performance share awards; and

•	performance unit awards.

Option Grants and Provisions

Share options granted under the LTIP may be:

•
Incentive share options, or ISOs, which meet the requirements of Section 422(b) of the Internal Revenue Code pursuant to which the optionee may receive favourable tax treatment upon qualifying exercise of the option and disposition of the shares acquired upon exercise; or

•
Nonstatutory share options, or NSOs, which do not meet the requirements of Section 422(b) of the Internal Revenue Code and, therefore, do not qualify for the favourable tax treatment available to ISOs.

Except for share option grants to non-employee directors, the Committee selects the recipients of share options and sets the terms of the options, including the number of shares for which an option is granted, the term of the option and the time(s) when the option can be exercised.

Annex 1 to the LTIP provides for grants of NSOs to non-employee directors.

Share options will be granted by way of an award deed and will be evidenced by an option agreement, as determined by the Committee. An option will be effective on the date of grant unless the Committee specifies otherwise.

The exercise price of all share options will be at least equal to the fair market value of the shares on the date of grant as determined by the Committee. For purposes of the exercise price, the fair market value is determined to be the closing price quoted on the NYSE on the date of grant, with limited exceptions.

Share options normally vest and become exercisable by the optionee at the rate of 25% or 33% per year on anniversaries of the date of grant. Share options granted to non-employee directors under Annex 1 to the LTIP are immediately exercisable on the date of grant.

Share options will normally terminate on the earlier of (i) seven years from the date of grant, (ii) 90 days after termination of employment or service for a reason other than death, permanent and total disability, or retirement on or after normal retirement age, (iii) twelve months after death, or (iv) twelve months after permanent and total disability. If a participant retires on or after his or her normal retirement age, his or her share options will become fully vested and exercisable for the remainder of the option term. If a participant has already attained normal retirement age as of the date of grant of an equity award, then all of the participant's unvested share options will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, then participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. Normal retirement age means with respect to a participant the later of (a) his or her 65th birthday or (b) the date a participant has credit for a period of service under the Ensco Savings Plan of at least 20 years, considering for purposes of the LTIP (i) with respect to any participant hired before 1 January 2005, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any subsidiary, and (ii) with respect to any participant hired after 1 January 2005, any other prior service recognized by the Committee. The Committee, in its discretion, may consider a participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her normal retirement age.

The status of each share option granted to an employee as either an ISO or an NSO will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which ISOs become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be NSOs.

If an ISO is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, securities possessing more than 10% of the total combined voting power of all classes of shares of the Company, the term of that option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of the shares on the date of grant.

The option exercise price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash or check or, subject to the approval of the Committee, by authorising the Company to withhold from the shares to be issued a number of shares having an aggregate fair market value on the date of exercise that is not greater than the exercise price for the shares being exercised. The Committee has approved procedures established for same-day-sales through a broker to enable optionees to make cashless exercises.

The LTIP prohibits the repricing of options.

Restricted Share Grants and Provisions

The Committee has discretion to make grants of restricted shares. A restricted share grant entitles the recipient to receive, at no cost or for nominal value, shares subject to such restrictions and conditions as the Committee may determine at the time of the grant. The recipient has all the rights of a holder of shares with respect to the restricted shares. These rights include voting and dividend rights, and they are effective as soon as restricted shares are granted and issuance of the restricted shares is recorded by the Company's transfer agent.

A grant of restricted shares will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted shares will vest at the rate of 20% or 33.3% per year on anniversary dates of the date of grant and will be fully vested at the end of five or three years, respectively, from the date of grant. It is contemplated that grants of restricted shares to newly hired or promoted employees will vest at the rate of 20% or 33.3% per year on anniversaries of the date of grant and will be fully vested at the end of five or three years, respectively, from the date of grant. A different rate of vesting may be determined by the Committee.

Any restricted shares will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted shares or accelerate the dates on which a grant of restricted shares vests.

All restricted shares will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share award will be effective on the date of grant unless the Committee specifies otherwise.

A participant will become fully vested in all restricted shares upon retirement on or after normal retirement age (as described above), permanent and total disability, death or involuntary termination of service as a non-employee director, except as provided in an award agreement or if a participant has already attained normal retirement age as of the date of grant of an equity award. In the latter exception, all of the participant's unvested shares will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, then participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. A participant's award agreement may provide only for partial acceleration. If a participant's employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause, prior to the restricted shares becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.

Restricted Share Unit Grants and Provisions

The Committee has discretion to make grants of restricted share units to employees and non-employee directors. A restricted share unit grant entitles the recipient to receive, at no cost or for nominal value, one share for each unit upon satisfaction of the applicable vesting requirements. The recipient may have rights to dividend equivalents.

Pursuant to Annex 2 to the LTIP, restricted share unit awards may also be paid in cash or in a combination of cash and/or shares, as applicable.

A grant of restricted share units will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on dividend equivalents) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted share units will vest at the rate of 20% or 33.3% per year on anniversary dates of the date of grant, and will be fully vested at the end of five years or three years, respectively, from the date of grant. It is contemplated that grants of restricted share units to newly hired or promoted employees will vest at the rate of 20% or 33.3% per year on anniversaries of the date of grant, and will be fully vested at the end of five years or three years, respectively, from the date of grant. A different rate of vesting may be determined by the Committee.

Any restricted share units will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted share units or accelerate the dates on which a grant of restricted share units vests.

All restricted share units will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share unit award will be effective on the date of grant unless the Committee specifies otherwise.

A participant will become fully vested in all restricted share units upon retirement on or after normal retirement age (as described above), permanent and total disability, death, or involuntary termination of service as a non-employee director, except as provided in an award agreement or if a participant has already attained normal retirement age as of the date of grant of an equity award. In the latter exception, all of the participant's unvested share units will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, then participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. A participant's award agreement may provide only for partial acceleration. If a participant’s employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause prior to the restricted share units becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.

Restricted share units will also be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Board.

Performance Share Awards and Provisions

The Committee has discretion to make grants of restricted shares and restricted share units as performance share awards, which are rights to receive shares upon satisfaction of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee may determine. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company's fiscal year. A performance award will terminate if the recipient's employment or service terminates during the applicable performance period, except as otherwise determined by the Committee. The receipt of shares pursuant to a performance award may be contingent upon satisfaction of performance measures and targets established by the Committee prior to the beginning of the performance period. The performance measures and targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices.

The performance measures may be based upon:

•	net income as a percentage of revenue;

•	earnings per share;

•	return on net assets employed before interest and taxes ("RONAEBIT");

•	operating margin as a percentage of revenue;

•	safety performance relative to industry standards and the Company annual target;

•	strategic team goals;

•	net operating profit after taxes;

•	net operating profit after taxes per share;

•	return on invested capital;

•	return on assets or net assets;

•	total shareholder return ("TSR");

•	relative total shareholder return (as compared with a performance peer group of the Company) ("relative TSR");

•	absolute return on capital employed ("absolute ROCE");

•	relative return on capital employed (as compared with a performance peer group of the Company) ("relative ROCE");

•	earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortization (e.g., "EBIT, "EBITD", "EBITDA");

•	net income;

•	free cash flow;

•	free cash flow per share;

•	revenue (or any component thereof);

•	revenue growth; or

•	any other performance objective approved by the shareholders in accordance with Section 162(m).

Performance measures and targets may also relate to and be determined in terms of individual performance, and the Company's performance when compared to other companies, peer or industry groups or other indexes.

To the extent that an award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee must establish the performance goals and targets by not later than 90 days after the beginning of the performance period for which the goals relate with the outcome substantially uncertain at the time that the required determinations are made. Additionally, the Committee may not increase any award or, except in the case of qualified terminations of employment or service, waive the achievement of any specified goal or target. To the extent awards are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, any issuance of shares under a performance award is conditioned on the written certification of the Committee in each case that the performance goals and targets and any other material conditions were satisfied.

Performance Unit Awards and Provisions

The Committee may grant performance unit awards, which are awards payable in shares granted to an employee and paid solely on account of the attainment of a specified performance target in relation to one or more performance goals. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance unit award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company's fiscal year. A performance award will terminate if the recipient's employment or service terminates during the applicable performance period, except as otherwise determined by the Committee. If a participant was granted a performance unit award for a performance period and his or her services with the Company terminates during the performance period by reason of retirement, the performance unit award shall be determined on a pro rata basis for that performance period by comparing the actual level of performance to the specific targets related to the performance goals established by the Committee for that participant for that performance period and then multiplying that amount by a fraction, the numerator of which is the number of days in the performance period that had elapsed as of the date his or her services terminates and the denominator of which is the total number of days in that performance period.

Pursuant to Annex 2 to the LTIP, performance unit awards may be paid in cash or in a combination of cash and/or shares. The terms of the performance unit awards under Annex 2 may provide for an accrual during the performance period for a dividend equivalent with respect to the number of shares that become payable.

The performance measures are the same as those listed above for "Performance Share Awards."

Provisions Relating to a Dissolution, Liquidation, Reorganization or Change in Control

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganization or change in control of the Company. If the Company is dissolved or liquidated, all outstanding awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganization, the Company will negotiate for the surviving entity or other purchaser involved to assume all of its obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganization. Any options that are not exercised will terminate on the effective date of the reorganization.

A reorganization is deemed to occur if there is:

•	scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization.

If the employment of a participant is terminated without cause or if a participant resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all of his or her outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Any share options that are not exercised by the participant will terminate days after the date his or her employment terminates, or such other date as may be determined by the Committee.

For purposes of the LTIP, the following constitute good reason for resignation:

•
the participant is assigned to any position which is not at least equivalent to the participant's prior duties, responsibilities and status immediately prior to the change in control, without the participant's written consent;

•	a reduction of the participant's base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control;

•
a failure to maintain any of the employee benefits to which participant is entitled at a level substantially equal to or greater than the value to him or her (including participant’s dependents) of those employee benefits in effect immediately prior to the change in control or the taking of any action that would materially affect the participant’s participation in or reduce the participant's benefits under such plans;

•	the failure to permit the same number of paid vacation days and leave that the participant was entitled to immediately prior to the change in control; or

•
requiring the executive director who is based out of the Houston, Texas office on the date of a change in control to be based anywhere other than within a 50-mile radius of the Houston, Texas office, except for required travel or business to an extent substantially consistent with the participant's business travel obligations immediately prior to the change in control.

A change in control shall mean the occurrence of any of the following events:

•
a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50% of the total voting power of the shares; or

•
a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election.

The determination of whether a change in control has occurred shall be determined by the Committee consistent with Section 409A of the Internal Revenue Code.

A change in control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions or (b) are the ultimate parent with direct or indirect ownership of all voting shares after such transaction or series of transactions.

Other Modifications

In the event of specified changes to the Company's capital structure, the Committee will have the power to adjust the number and type of shares authorised by the LTIP (including any limitations on individual awards) and the number, option exercise price or type of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the LTIP.

Other Provisions Applicable to Awards

Awards are non-transferable except by disposition on death.

The Committee may authorise the assumption of awards granted by other entities that are acquired by the Company or otherwise.

If permitted under the applicable Award Agreement, a participant may designate a primary and contingent beneficiary who shall in the event of the participant's death (i) succeed to the participant's right to exercise options under the terms and during the period specified in the LTIP, (ii) become entitled to any settlement of the participant's restricted share award, restricted share unit award or performance share award under the LTIP and (iii) become entitled to any settlement of the participant's performance units.

Return of Proceeds

Where the participant engages in an activity that competes with the business of the Company or any subsidiaries within one year after such participant voluntarily resigned or retired from his or her position as an employee or director, or his or her status as an employee or director was terminated by the Company for Cause (as defined below) (either event constituting a "Termination") and where the participant had exercised share options, or if restricted shares or restricted share units held by the participant had vested, or if performance unit awards held by the participant had vested and become payable, within one year of the date of Termination, the Committee, in its discretion, may require the participant to remit to the Company, within five business days of receipt of written demand therefor, the following amounts, as appropriate:

•
If the participant exercised share options within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's option agreement(s) evidencing such options, the participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the fair market value per share on the date of exercise of such option(s) multiplied by the number of shares with respect to which the options were exercised over (ii) the aggregate option exercise price for such shares.

•
If restricted share grants or restricted share unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's agreement(s) evidencing such grants of restricted shares or restricted share units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares computed as of the date of vesting of such shares under a restricted share award, (ii) the fair market value of such shares computed as of the date of issuance of such shares under a restricted share unit award, or (iii) the lump sum cash payment received pursuant to a restricted share unit award.

•
If performance unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's agreement(s) evidencing such grants of performance units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares issued in settlement of that performance unit award, if any, computed as of the date of issuance of such shares or (ii) the lump sum cash payment received pursuant to a performance unit award.

For purposes of the above, Cause is defined as and limited to (i) gross misconduct or gross neglect by the participant in the discharge of his or her duties as an employee or director, (ii) the breach by the participant of any policy or written agreement with the Company or any of its subsidiaries, including, without limitation, the Company's Ethics Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the participant's duties, (iv) the participant's conviction or plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the participant's alcohol or drug abuse. The participant shall be deemed to have been dismissed for Cause when a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose has been delivered to the participant. This resolution shall specify the particulars in detail and shall state that in the good faith and reasonable opinion of the Board or Committee, the participant was guilty of the relevant conduct set forth above. The participant, together with his or her counsel, is entitled to meet with, and to be heard by, the Board or Committee before the issuance of such resolution.

Term and Amendment of LTIP

The LTIP was originally approved by the Company's shareholders at the 2012 Annual General Meeting of Shareholders. No awards may be granted under the LTIP after 31 December 2021, and the LTIP terminates once all awards have been satisfied, exercised or expire. The Committee, in its discretion, may terminate the LTIP at any time with respect to any shares for which awards have not previously been granted.

The Committee may amend the LTIP at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding award must be agreed upon by the participant. The Committee must receive shareholder approval of any change in the class of eligible individuals, increase in the number of shares that may be issued under the LTIP, or other material revision determined under the rules of the NYSE.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences relating to the LTIP based on federal income tax laws currently in effect. This summary does not discuss tax consequences in any country other than the United States. This summary applies to the LTIP as normally operated and is not intended to provide or supplement tax advice to employees or non-employee directors. This summary contains general statements based on current United States federal income tax statutes, regulations and guidance. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The LTIP is not qualified under Section 401(a) of the Internal Revenue Code.

The Internal Revenue Code provides that a participant receiving an NSO ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of an NSO to the extent that the fair market value of the shares on the date of exercise exceeds the option exercise price. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on reporting federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to an NSO, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for the Company. Under current law, if the shares are held by participant for at least one year, any gain will be treated as long-term capital gain.

The grant of an ISO does not result in taxable income to an employee. The exercise of an ISO also does not result in taxable income, provided that the circumstances satisfy the employment and statutory holding period requirements in the Internal Revenue Code. However, the exercise of an ISO may give rise to alternative minimum tax liability for the participant, which in individual cases could reduce or eliminate any tax benefits to them of an ISO under the LTIP. In addition, if the employee does not dispose of the shares acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the shares will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands.

The statutory holding period lasts until the later of:

•	two years from the date the ISO is granted; and

•	one year from the date the shares are transferred to the employee pursuant to the exercise of the ISO.

If the employment and statutory holding period requirements are satisfied, neither the Company nor the subsidiary for which the participant performs service may claim any United States federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the shares received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

•	the fair market value of the shares on the date of exercise minus the option exercise price; and

•	the amount realized on disposition minus the option exercise price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee's hands. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction in an amount equal to any ordinary income realized by the employee because both statutory holding requirements are not met.

If a participant exercises an ISO using a cashless exercise, the statutory holding period requirements will not be satisfied with respect to the shares sold in the exercise to pay the exercise price.

An award of restricted shares does not result in taxable income to the participant on the date of grant. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted shares are first issued, the fair market value of the shares at the time of issuance. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted share award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of lapse. Any cash dividends or other distributions paid with respect to the restricted shares prior to the lapse of the restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.

If restricted share units are granted whereby one unit entitles the participant to receive one share only upon fulfillment of the vesting restrictions, a participant will not recognize any taxable income upon the award of the units. At the time the participant is issued shares because the vesting restrictions have been fulfilled, the fair market value of the shares received, and, if any cash paid, the amount of the cash paid, generally is taxable to the participant as ordinary income. Any cash dividend equivalents or other distributions paid with respect to the restricted share units prior to the lapse of the restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.

Generally, a participant will not recognize any taxable income upon the award of performance shares or performance units. At the time the participant is issued shares because the performance measures under the award have been satisfied, the fair market value of the shares received, and/or cash payment received for such awards is generally taxable to the participant as ordinary income.

As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the LTIP. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code, provided that the participant's employer properly reports such compensation on the participant's Form W-2.

If, subsequent to the lapse of restrictions on shares or the receipt of shares in the case of restricted share units, performance shares and performance unit awards, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the participant will be taxed as long-term capital gain or loss depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of such sale.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to its principal executive officer or any one of the three other most highly compensated officers, other than the principal financial officer, who are employed by it on the last day of the taxable year, but does not disallow a deduction for performance-based compensation if the material terms thereof are disclosed to and approved by its shareholders. Compensation income resulting from the lapse of restrictions on restricted share awards and restricted share unit awards will be subject to the Section 162(m) limitation. The Company has structured, and intends to continue to administer, the LTIP so that compensation resulting from the exercise of NSOs and the grant of performance shares and performance units may be performance-based compensation. To allow the Company to qualify the compensation, it is seeking shareholder approval of the LTIP and the material terms of the related performance goals.

The exercisability of a share option, the payment of a performance share award or a performance unit award, or the elimination of restrictions on restricted shares and restricted share units may be accelerated and special settlement rights may be triggered and exercised as a result of a reorganization or change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the LTIP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Shareholder approval is required to approve the Amendment to the LTIP and the performance measures described above.

The Board recommends that shareholders vote FOR the ordinary resolution to approve the Amendment to the Ensco plc 2012 Long-Term Incentive Plan and to Approve the Material Terms of the Performance Goals for Purposes of Section 162(m) of the Internal Revenue Code.

If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 6.
RESOLUTION 7

7.	AN ORDINARY RESOLUTION TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS IN THE ENSCO 2005 CASH INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE.

The Compensation Committee and the Board of Directors of Ensco International Incorporated approved and adopted the Ensco 2005 Cash Incentive Plan ("ECIP"), effective 1 January 2005, to satisfy certain requirements of Section 162(m) of the Code. To allow us to qualify for the U.S. income tax deduction and thereby enhance shareholder returns, we obtained shareholder approval of the ECIP and the material terms of the related performance goals during 2005 and again during 2010.

Section 162(m) of the Code generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation (including cash and/or stock bonuses) paid in excess of $1 million in any taxable year to its principal executive officer or any of its three other most highly-compensated officers (other than the principal executive officer and the principal financial officer) who are employed by the corporation on the last day of the taxable year (each such individual being referred to as a "Covered Employee"). However, Section 162(m) provides an exception for "performance-based" compensation, including amounts paid under qualifying bonus plans. Section 162(m) requires that certain actions be taken by a committee responsible for compensation comprised solely of two or more outside directors and that the material terms of such compensation be approved by a majority vote of the shareholders in order for compensation paid under bonus plans to qualify as "performance-based" compensation. After such approval, no additional approval is required unless the committee responsible for compensation changes the material terms of the performance goals. The material terms of the performance goals must be disclosed to and be approved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the performance goals.

The Compensation Committee and the Executive Compensation Subcommittee consider the implications of Section 162(m) and generally prefer to grant compensation awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy and objectives. Our shareholders must approve the material terms of the performance goals of the ECIP in order to ensure any future tax deductions. If the existing performance goals are not approved by our shareholders within the required time-frame, the ECIP will continue in effect; however, any future U.S. deductions under such plan would be limited as described above. Accordingly, we are soliciting shareholder approval of the material terms of the performance goals in the ECIP.

The following is a summary of the principal provisions of the ECIP, as amended, but is not intended to be a complete description of all its terms and provisions. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to this proxy statement as Annex 3.

General

The purposes of the ECIP are to:

•	offer selected employees and officers an opportunity to participate in the growth and financial success of the Company;

•	provide an opportunity to attract and retain the best available personnel for positions of substantial responsibility;

•	provide incentives to employees by means of performance-related incentives to achieve short-term performance goals; and

•	promote the growth and success of the Company's business by aligning the financial interests of the Company's employees with that of its shareholders.

Subject to employment continuation requirements, bonuses awarded for a fiscal year are paid in cash after the end of that fiscal year following certification by our Compensation Committee or its Executive Compensation Subcommittee (for purposes of this discussion regarding Resolutions collectively referred to as the "Committee" where appropriate) that bonuses have been earned and are payable for that fiscal year. The ECIP is designed to preserve under Section 162(m) any future U.S. tax deduction for formula-derived bonuses paid for a fiscal year to the Covered Employees for that fiscal year.

The ECIP is administered by the Compensation Committee. The Compensation Committee will at all times consist solely of at least two directors who are "independent" within the meaning of applicable rules of the SEC and the NYSE. Matters requiring approval of two or more "outside directors," as defined by Section 162(m) of the Code, in order to permit any future U.S. tax deduction for compensation over $1 million paid to certain executive officers will be referred to the Executive Compensation Subcommittee, all of the members of which meet such qualification.

The Committee is authorised to:

•	interpret the ECIP and all awards;

•	adopt, amend and rescind rules and regulations for the ECIP’s operation;

•	select recipients of awards;

•	determine the business criteria to measure the level of Company performance;

•	establish and interpret performance measures and the specific performance factors and targets for those performance measures to determine formula-derived bonuses;

•	evaluate the level of performance for a fiscal year and certify the level of performance attained with respect to performance measures and specific performance factors and targets;

•	determine and approve all formula-derived bonuses and discretionary bonuses;

•	modify or waive restrictions on awards; and

•	amend awards.

All decisions, determinations and interpretations of the Compensation Committee are final and binding on all participants. In making its determinations, the Compensation Committee may rely on opinions, reports or statements of the Company's officers and employees and of its counsel, independent registered public accounting firm and other professionals or experts.

Participants

The ECIP uses a four-tiered design to determine the eligible participants for each fiscal year. The four tiers are the:

•	corporate officers, from the CEO to the Controller who have an impact on the strategic direction of the Company;

•	business unit management, from general managers to directors of staff functions in the business units who are key business unit leaders of the Company;

•	corporate key employees, including department directors, managers, a few select key senior professionals and certain key employees selected by the CEO; and

•	business unit key employees, including rig managers, functional managers, select key senior professionals and certain key employees selected by the CEO.

Each fiscal year, the Compensation Committee or, in certain cases, the CEO selects the participants for the fiscal year and determines the tier in which each participant is included. The selection of participants for a fiscal year may be made after the fiscal year has commenced as long the Compensation Committee's selections are made in writing by no later than 90 days after the commencement of that fiscal year, and the outcome is substantially uncertain at the time that the determinations are made. A new or current employee who moves into an eligible tier during a fiscal year may participate at the discretion of the CEO, and such individual's bonus will be pro-rated for the portion of that fiscal year he or she is eligible.

Annual Performance Bonuses

Each fiscal year, formula-derived bonus amounts are calculated based on a combination of established objectively-determinable performance measures considered to be important by the Committee and CEO in promoting and sustaining the overall success of the Company. The Committee and CEO approve target awards each fiscal year for each tier group of eligible employees and establish financial and other performance criteria applicable to determine that year's formula-derived bonuses. Formula-derived bonuses are calculated based upon specified levels of achievement of such performance criteria in addition to individual merit.

The ECIP establishes a direct relationship between the payment of formula-derived bonuses and key performance measures of the Company and individual participant contributions to the achievement of strategic team goals. The key performance measures are business criteria (and related factors) selected by the Committee to measure the level of Company performance, and performance of the Company's subsidiaries, business units, divisions or departments during the fiscal year which are determined on the same basis as the Company's published financial statements. The key performance measures that may be used are:

•	net income as a percentage of revenue;

•	earnings per share;

•	return on net assets employed before interest and taxes ("RONAEBIT");

•	operating margin as a percentage of revenue;

•	safety performance relative to industry standards and the Company annual target;

•	strategic team goals;

•	net operating profit after taxes;

•	net operating profit after taxes per share;

•	return on invested capital;

•	return on assets or net assets;

•	total shareholder return ("TSR");

•	return on capital employed ("ROCE");

•	relative total shareholder return (as compared with a peer group of the Company) ("relative TSR");

•	earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortization (e.g., "EBIT, "EBITD", "EBITDA");

•	net income;

•	free cash flow;

•	free cash flow per share;

•	revenue (or any component thereof);

•	revenue growth;

•	days sales outstanding ("DSO");

•	downtime for any asset; or

•	any other performance objective approved by our shareholders in accordance with Section 162(m).

Additionally, in determining the annual bonuses for the CEO and selected senior executives for a fiscal year, the Committee may increase or decrease an award based upon determinations regarding achievement (or non-achievement) of individual goals pre-established and approved by the Committee (following consultation with, and concurrence by, the independent members of the Board in respect of the CEO) as generally recommended by the CEO for other selected senior executives. Such an increase or decrease may not exceed 25% of the formula-derived bonus for the fiscal year as determined by the Committee. The Committee's general practice and intention is to sparingly utilize individual goal performance to increase or decrease the formula-derived bonuses so that the overall impact of the individual goals does not significantly change the total amount of bonus paid in any fiscal year.

Any cash payment of a formula-derived bonus for a fiscal year is contingent upon satisfaction of the performance targets established for that fiscal year. The determination of (i) the performance goals that will apply to a fiscal year, (ii) with respect to each performance goal, the specific performance factors and targets related to each participant and, if achieved, the targeted amount of his or her formula-derived bonus and (iii) the criteria for computing the amount that will be paid with respect to each level of attained performance, may be made after the fiscal year has commenced as long as the Committee's determinations are made in writing by not later than 90 days after the commencement of that fiscal year, and the outcome is substantially uncertain at the time that the determinations are made.

The performance measures, performance factors and specific targets may be absolute, relative to one or more other companies or relative to one or more other indices. Except to the extent that reserving or exercising such discretion is not permissible under Section 409A of the Code, the performance measures, performance factors and specific targets may be adjusted for specified significant extraordinary items or events, changes in outstanding shares or other corporate structure or changes in law or accounting practices.

The maximum amount that any participant may receive as a formula-derived bonus for any fiscal year is $2,500,000. In addition, the Committee has the discretion to award any participant a bonus for any fiscal year that is less than the amount otherwise calculated.

Discretionary Bonuses

The ECIP has been designed with the intent that formula-derived bonuses will eliminate or minimize the need to award discretionary bonuses. If the Compensation Committee determines that unusual circumstances arise that prevent payment for a fiscal year of an appropriate amount of a formula-derived bonus to one or more participants whose performance for that fiscal year was truly extraordinary, the Compensation Committee may award a discretionary bonus to any such participant. Discretionary bonuses will be awarded on a very limited basis to reward extraordinary performance or redress rare inequities in formula-derived bonus determinations.

Payment of Bonuses

Payments under the ECIP are made in cash in one lump sum payment. All bonus amounts for a fiscal year are paid after the end of the fiscal year, once performance results have been reviewed by the Compensation Committee, and awards are calculated, approved and certified by the Compensation Committee.

Except as discussed below, a participant is not entitled to payment of his or her bonus amount for a fiscal year unless he or she was continuously employed by the Company or one of its subsidiaries for the entire fiscal year (for the remainder of the entire fiscal year for a participant hired during the fiscal year). If a participant dies, retires after normal retirement age, or becomes permanently and totally disabled, the amount of his or her bonus for that fiscal year will be determined on a pro-rata basis by comparing the actual level of performance to the specific targets related to the performance measures and individual performance measures established by the Compensation Committee for that participant for that fiscal year and then multiplying that amount by a fraction, the numerator of which is the number of days in the fiscal year that had elapsed as of the date of such employment termination and the denominator of which is 365. A participant forfeits his or her entire bonus for a fiscal year if he or she is terminated, retires before normal retirement age or resigns prior to the date of payment of the annual bonus.

A participant may, in accordance with Compensation Committee determinations, elect before a fiscal year begins to defer payment of all or any portion of his or her bonus amount for that fiscal year and have that amount paid in accordance with the terms and conditions of any deferred compensation program maintained for which the participant is eligible to participate. The Compensation Committee may permit an initial deferral election to be made by that participant after the commencement of the fiscal year with respect to the portion of the bonus award which constitutes "performance-based compensation" under Section 409A of the Code provided that (i) any such election must be made on or before the date that is six months before the end of the fiscal year, (ii) the participant must perform services continuously from the later of the beginning of the fiscal year or the date all of the required performance criteria are established for that fiscal year through the date an election is made under that deferred compensation program and (iii) in no event may an election to defer performance-based compensation be made after such compensation has become readily ascertainable.

If a change in control (as defined by the ECIP) of the Company occurs during a fiscal year, all bonuses awarded for that fiscal year will be determined and paid to participants within 60 days of such event. Formula-derived bonuses for the fiscal year in which a change in control occurs will be determined by assuming that the specific targets related to the performance measures are achieved to a level of performance, as of the change in control date, that would cause the entire amount of each participant's targeted bonus amount under the formula-derived bonus to be earned. That amount will be pro-rated by multiplying the targeted amount by a fraction, the numerator of which is the number of days in the fiscal year that had elapsed as of the change in control date and the denominator of which is 365. The Compensation Committee may determine not to apply that pro-rata reduction. The Compensation Committee may also determine to waive all employment continuation requirements if it finds, in its sole discretion, that a major challenge to the control of the Company exists, in which case the formula-derived bonuses for that fiscal year must be determined on a pro-rata basis as described above.

Disqualification of Award

A Participant may be disqualified from earning or receiving payment of all or part of a bonus for a fiscal year if he or she:

•	breached the Company's Code of Business Conduct (Ethics) Policy;

•	materially breached any other Company policy; or

•
experienced a significant incident involving a fatal or serious injury to an employee under his or her supervision or significant damage to property of the Company or its subsidiaries or the environment which is caused by his or her actions or inactions or those of one or more employees under his or her supervision.

Participation in future fiscal years, however, may be considered independent of that decision.

Other Provisions

No person has a claim to an award, and there is no obligation for uniformity of treatment of participants. Awards may not be assigned or alienated.

Neither the ECIP nor any action taken pursuant to the ECIP gives any participant the right to employment.

Effective Date; Term; and Amendment

The ECIP became effective with respect to the Company's fiscal year ending 31 December 2005 and will continue in effect for each succeeding fiscal year until terminated by the Compensation Committee. The Compensation Committee can amend, modify or terminate the ECIP. If the ECIP is terminated during a fiscal year, all formula-derived bonuses for that fiscal year will be determined on a pro-rata basis.

Federal Income Tax Consequences

Under federal income tax law, each participant who receives payment of a cash bonus has taxable income for the year of the payment. The taxable income will be equal to the cash payment. The Company or one of its subsidiaries may deduct from the amount of any cash bonus all federal, state and local taxes and/or other taxes owed with respect to such payment. Except in limited circumstances, the Company or a subsidiary will be entitled to a deduction in an amount equal to the cash payments.

The Board of Directors recommends that shareholders vote FOR the ordinary resolution to approve the material terms of the performance goals included in the Ensco 2005 Cash Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 7.

RESOLUTION 8

8.	A NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED 31 DECEMBER 2014 (EXCLUDING THE DIRECTORS' REMUNERATION POLICY).
In accordance with sections 439 and 440 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (SI 2008/410), shareholders are invited to vote on the Directors' Remuneration Report for the year ended 31 December 2014, which may be found in Annex 1 to this proxy statement. The Directors' Remuneration Report includes, for information purposes only, the Directors' Remuneration Policy that was approved by shareholders at last year's Annual General Meeting of Shareholders. The policy does not require shareholder approval again this year, and such approval is not being sought.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on director compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future director compensation arrangements. We currently intend to hold this vote annually.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Report, as described in Annex 1 set forth in this proxy statement (but excluding the Directors' Remuneration Policy).
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 8.
RESOLUTION 9

9.	A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the CD&A and Executive Compensation sections of this proxy statement.
Our executive compensation program is designed to provide a competitive level of compensation necessary to attract, employ, retain and reward individuals and to motivate them to lead us to achieve short-term and long-term business objectives that enhance shareholder value.
Overall operational efficiency and safety performance are among our core values and key business objectives. Achievement of these objectives is measured against specific annual goals and published industry safety standards and serves as a means of determining performance-based compensation. Our executive bonus and long-term incentive compensation philosophy includes the concept that such compensation should increase when we have strong financial performance and should decline when we have poor financial performance. Our philosophy is also grounded in the principle that the creation of shareholder value is a paramount measure of executive officer performance and overall compensation.
Shareholders are urged to read the CD&A section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures support our compensation philosophy. We believe that these policies and procedures are effective in supporting our compensation philosophy and in achieving our goals.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on executive compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.
The Board recommends that shareholders vote FOR the approval of the overall compensation of our named executive officers, as described in the CD&A and Executive Compensation sections set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 9.
RESOLUTION 10

10.
A NON-BINDING ADVISORY VOTE TO APPROVE THE REPORTS OF THE AUDITORS AND THE DIRECTORS AND THE U.K. STATUTORY ACCOUNTS FOR THE YEAR ENDED 31 DECEMBER 2014 (IN ACCORDANCE WITH THE LEGAL REQUIREMENTS APPLICABLE TO U.K. COMPANIES).

For each financial year, the directors must present a directors' report, audited accounts and an independent auditor's report on the financial statements to shareholders at an Annual General Meeting of Shareholders. Those to be presented at the Meeting are in respect of the year ended 31 December 2014 and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. Copies of our U.K. statutory accounts, the U.K. statutory directors' report, and the auditors' report for the year ended 31 December 2014 have been included in our annual report to shareholders accompanying this proxy statement. The shareholders will be provided an opportunity to raise questions in relation to the accounts and reports at the Meeting. The full accounts and reports of Ensco plc will be available for inspection prior to and during the Meeting. The vote on this resolution is advisory and will not be binding on the Board.
The Board recommends that shareholders vote FOR the approval of the reports of the auditors and the directors and the accounts for 2014.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 10.

RESOLUTION 11

11.	A SPECIAL RESOLUTION TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS.
As a U.K. public company governed in part by the Companies Act, before we can raise additional capital through the issuance of ordinary shares of the Company for cash, we are required first to offer those shares to current shareholders. The Companies Act permits shareholders to waive, or disapply, those pre-emption rights. If our shareholders approve the disapplication of pre-emption rights, and provided they approve the allotment of shares in Resolution 2, their approval for this Resolution 11 would be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 18 August 2016).
This resolution would give the Board the ability to raise additional capital by selling ordinary shares and shares held in the Company's treasury for cash without first offering them to existing shareholders in proportion to their existing shareholdings. The power would be limited to allotments or sales in connection with pre-emptive offers and offers to holders of other equity securities if required by the rights of those shares or as the Board otherwise considers necessary, or otherwise up to an aggregate nominal amount of $1,171,536 (representing 11,715,362 ordinary shares). This amount represents approximately 5% of the issued ordinary share capital (excluding treasury shares) of the Company as of 6 March 2015, the latest practicable date prior to publication of this Notice. In respect of this aggregate nominal amount, the Directors confirm their intention to follow the guidance given by the UK's Pre-Emption Group in their Statement of Principles regarding cumulative usage of authorities within a rolling 3-year period, where the Principles provide that usage in excess of 7.5% should not take place without prior consultation with shareholders.
The resolution would provide the Directors with additional flexibility to pursue strategic transactions and to finance growth with equity.
If approved, the power will expire at the conclusion of the next Annual General Meeting of Shareholders or, if earlier, at the close of business on 18 August 2016.
The Board recommends that shareholders vote FOR the approval of disapplication of pre-emption rights.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 11. The full text of the resolution is as follows:
IF RESOLUTION 2 IS PASSED, THE BOARD SHALL BE GIVEN POWER TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE COMPANIES ACT 2006) FOR CASH UNDER THE AUTHORITY GIVEN BY THAT RESOLUTION AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE COMPANIES ACT 2006 DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE LIMITED:

(A) TO THE ALLOTMENT OF EQUITY SECURITIES AND SALE OF TREASURY SHARES IN CONNECTION WITH AN OFFER OF, OR INVITATION TO APPLY FOR, EQUITY SECURITIES:
(I) TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND
(ll) TO HOLDERS OF OTHER EQUITY SECURITIES, AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES, OR AS THE BOARD OF DIRECTORS OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD OF DIRECTORS MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER; AND
(B) IN THE CASE OF THE AUTHORITY GRANTED UNDER RESOLUTION 2 AND/OR IN THE CASE OF ANY SALE OF TREASURY SHARES, TO THE ALLOTMENT OF EQUITY SECURITIES OR SALE OF TREASURY SHARES (OTHERWISE THAN UNDER (A) ABOVE) UP TO A NOMINAL AMOUNT OF $1,171,536, SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 18 AUGUST 2016); HOWEVER, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE

SOLD) AFTER THE POWER ENDS AND THE BOARD OF DIRECTORS MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.

GENERAL AND OTHER MATTERS
Resolutions 1 through 11 are the only matters that will be brought before the Meeting. Article 45.2 of our Articles of Association limits the business transacted at the Meeting to the purposes stated in the Notice.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A ordinary shares ("Section 16 reports"). Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such Section 16 reports furnished to us during the year ended 31 December 2014 and on written representations from our directors and executive officers, all Section 16 reports applicable to our directors, executive officers and holders known to us to beneficially own more than 10% of any class of our equity securities were filed on a timely basis except one Form 4 for Mr. David Hensel that did not report a grant of shares in a timely manner and one Form 4 for each of Messers. Hensel and Lowe that did not report dividend reinvestments in a timely manner.
HOUSEHOLDING OF SHAREHOLDER MATERIALS

We participate, and some brokers, banks and other nominee record holders may be participating, in the practice of householding proxy materials, which means that we and any participating brokers, banks and other nominee record holders will deliver only one Notice of Internet Availability of Proxy Materials, proxy statement and annual report, as available, to multiple shareholders sharing an address unless we have, or such broker, bank or other nominee record holder has, received contrary instructions from one or more shareholders at such address. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials, proxy statement and annual report, as applicable. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, proxy statement and annual report, as applicable, to any shareholder at a shared address to which a single copy of such documents was delivered. You may request a separate copy of the Notice of Internet Availability of Proxy Materials, proxy statement and the 2014 annual report and request that you receive a single copy or multiple copies in the future by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted after you vote at www.proxyvote.com.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
18 May 2015

We provide shareholders access to the proxy materials for the Meeting over the Internet as permitted under applicable SEC rules. We believe the rules enable us to provide shareholders the information they need in a more timely manner, while lowering the costs of printing and delivering the proxy materials.
To access and review the proxy materials for the Meeting, go to www.proxyvote.com and follow the instructions on the website.
We encourage you to access and review all information contained in the proxy materials before voting. If you would like to attend the Meeting in person, please refer to Notice of Annual General Meeting of Shareholders included with this proxy statement.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS FOR THE
2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Any of our shareholders intending to present a proposal at the 2016 Annual General Meeting of Shareholders must deliver such proposal to our principal executive offices, in writing and in accordance with SEC Rule 14a-8, no later than 4 December 2015 for inclusion in the proxy statement related to that meeting. The proposal should be delivered to our secretary by certified mail, return receipt requested.

In addition, apart from the SEC Rule 14a-8 process described above, a shareholder whose proposal is not included in the proxy statement related to the 2016 Annual General Meeting of Shareholders, but who still intends to submit a proposal at that meeting, is required by our Articles of Association to deliver such proposal, in proper form, in writing, to our secretary at our principal executive offices and to provide certain other information, not earlier than the close of business on the 75th day and not later than the close of business on the 50th day prior to the first anniversary of the preceding year's Annual General Meeting of Shareholders, subject to any other requirements of law; provided, however, that in the event that the date of the Annual General Meeting of Shareholders is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 75th day prior to the date of such Annual General Meeting of Shareholders and not later than the close of business on the later of the 50th day prior to the date of such Annual General Meeting of Shareholders or, if the first public announcement of the date of such Annual General Meeting of Shareholders is less than 65 days prior to the date of such Annual General Meeting of Shareholders, the 15th day following the day on which public announcement of the date of such meeting is first made. In the case of the 2016 Annual General Meeting of Shareholders, references to the anniversary date of the preceding year's Annual General Meeting of Shareholders shall mean the first anniversary of 18 May 2015.

Any such proposal must also comply with the other provisions contained in our Articles of Association relating to shareholder proposals, including provision of the information specified in our Articles of Association, such as information concerning the nominee of the proposal, if any, and the shareholder and the beneficial owner, as the case may be. Any proposals that do not meet the requirements set forth in our Articles of Association, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2016 Annual General Meeting of Shareholders.

In addition to the SEC and Articles of Association processes described above, under the U.K. Companies Act 2006, shareholders representing at least 5% of the total voting rights of all shareholders who have a right to vote at the Meeting can require the Company to give shareholders notice of a resolution which may be and is intended to be moved at the Annual General Meeting of Shareholders. Such a request, made by the requisite number of shareholders, must be received by the Company not later than six weeks before the Annual General Meeting of Shareholders.

OTHER MATTERS
The Company has not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.
The following materials are being distributed to shareholders with this proxy statement: the letter to shareholders from our Chief Executive Officer and President and our 2014 annual report to shareholders, which includes our consolidated financial statements for the year ended 31 December 2014 filed in our Annual Report on Form 10-K with the SEC and also includes our U.K. statutory accounts and reports of the directors and auditors of Ensco. None of these materials constitute a part of the proxy soliciting material.
Upon request in writing, we will provide each person solicited by this proxy statement, without charge except for exhibits, a copy of our Annual Report on Form 10-K for the year ended 31 December 2014 as filed with the SEC, including the financial statements and financial statement schedules. Please direct your request to our Investor Relations Department, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Whether or not you intend to be present at the Meeting, we urge you to vote your shares.

By Order of the Board,
Brady K. Long
Vice President, General Counsel and Secretary
1 April 2015

Annex 1
DIRECTORS' REPORTS

Introduction

Ensco plc ("Ensco," "we," "our" or the "Company") is subject to disclosure regimes in the United States and United Kingdom. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, our reports appear in two sections. Section 1 is the Directors' Remuneration Policy (the "Remuneration Policy") included in this Annex 1. Section 2 includes two parts: (i) the information included in "Compensation Discussion and Analysis" ("CD&A") within this proxy statement, comprising the first part of Section 2 of the Directors' Remuneration Report (the "Remuneration Report") and including disclosure required by the U.S. Securities and Exchange Commission ("SEC") as well as English law, and (ii) the information included in this Annex 1, comprising the second part of Section 2 of the Remuneration Report and including disclosure only required by English law. Annex 1 should be read in conjunction with CD&A. Pursuant to English law, the Remuneration Policy and the Remuneration Report form part of the statutory annual report of Ensco plc for the year ended 31 December 2014 and have been prepared in accordance with Schedule 8 of The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended in October 2013. The Remuneration Policy was approved by a binding shareholder vote during the Annual General Meeting of Shareholders held on 19 May 2014 and will not be subject to a shareholder vote this year. The Policy took effect upon approval in 2014 and is provided herein solely for reference. The Remuneration Report provides details on remuneration in the period, and other information, required by the Regulations. It will be subject to an advisory shareholder vote at the Meeting on 18 May 2015. The Companies Act 2006 requires the auditors to report to the shareholders on certain parts of the Remuneration Report and to state whether, in their opinion, those parts of the report have been properly prepared in accordance with the Regulations.

DIRECTORS' REMUNERATION POLICY

This part of the report sets out the Remuneration Policy which was approved by shareholders during the Annual General Meeting of Shareholders on 19 May 2014.

The Chief Executive Officer and Chairman are the only executive directors on our Board, and all other directors are non-executive directors. This Remuneration Policy will first address our compensation philosophy for the executive directors, followed by our compensation philosophy for non-executive directors.
Our executive director compensation philosophy is based on the principles that the creation of shareholder value is the paramount measure of executive director performance and that this principle should be reflected in overall compensation. The business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	strategic and opportunistic enhancement of our asset base;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	safety performance;

•	operational efficiency; and

•	customer satisfaction.
We believe that achievement of these business objectives will contribute to growth in shareholder value. We stress the importance of these objectives through the structure of our compensation program by placing the majority of the executive director's pay at risk and subjecting a significant portion of their potential compensation to specific annual and long-term performance requirements.

Annex 1 - 1

In setting the remuneration policy for our executive directors, the Compensation Committee takes into account certain characteristics that align the executive director with shareholders:

•	Vast majority of officer pay at-risk, based on annual financial performance and growth in long-term shareholder value;

•	50% of officers' equity awards subject to achievement of specific performance criteria relative to our performance peer group;

•	Executive and director share ownership guidelines (Chief Executive Officer guideline increased for 2014 to six times base salary);

•	Minimum holding periods for stock and options until share ownership guidelines are met;

•	Compensation clawback that applies to cash and equity awards;

•	Prohibitions on the pledging or hedging of company stock;

•	Prohibition on buyouts of underwater stock option awards;

•	Prohibition on repricing of stock option awards;

•	Prohibition on share/option recycling;

•	No excise tax gross-ups;

•	No single-trigger change-in-control severance benefits;

•	No single-trigger vesting of time-based equity awards upon a change-of-control; and

•	No guarantees for salary increases.

In support of our philosophy that executive director performance should be measured (and rewarded) based on the creation of shareholder value, and in continued support of our business objectives, we designed our executive director compensation program to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realized pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and enforcement of robust share ownership guidelines.
Ensco's Compensation Committee believes that the design of our current program is competitive and appropriate within the market where we primarily compete for executive talent and that the characteristics of our programs listed above which align our executive directors with our shareholders are consistent with "best practices" in compensation governance for other companies listed on the New York Stock Exchange (the "NYSE").

Legacy arrangements

For the avoidance of doubt, in approving this Remuneration Policy, authority is given to the Company to honor any commitments entered into with current or former directors that have been disclosed to shareholders in remuneration reports before the Remuneration Policy takes effect. Details of any payments to former directors will be set out in the Annual Report on Remuneration as they arise.

Annex 1 - 2

Remuneration Policy for Executive Directors

The Remuneration Policy, which was approved at the Meeting on 19 May 2014, will apply until the Annual General Meeting of Shareholders in 2017, unless revised by a vote of shareholders ahead of that time. The following is a summary of the Remuneration Policy as it applies to executive directors:

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Reviewed annually by the Compensation Committee taking into account the executive director's contributions to our progress in achieving certain business objectives and by reference to the median salary paid to executive directors of our compensation peer group companies.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per annum. The Compensation Committee reserves the discretion to increase total compensation in appropriate circumstances such as where the nature or scope of the executive director's role or responsibilities changes or in order to be competitive at the median level of peer companies.
				None, although overall performance of the individual is considered by the Compensation Committee when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value of role and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment if/when applicable. Components include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; and a one-time supplemental equity award.

Set at a level the Compensation Committee considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

The Compensation Committee reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable

Annex 1 - 3

Annual Cash Bonus	Incentivise delivery of Company strategic objectives and enhance performance.	Awards are tied to achievement of specific annual financial, operational, safety and strategic team goals. Provided to the executive director through the Ensco Cash Incentive Plan.
Discretionary increase of 25% above Ensco Cash Incentive Plan formula-derived awards.(3)
The Compensation Committee reserves the discretion to increase or decrease total compensation in appropriate circumstances such as where the nature or scope of a director's role or responsibilities changes or in order to be competitive at the median level of peer companies.

Formula-derived awards through the Ensco Cash Incentive Plan include annual goals with the potential for discretionary increases or decreases for individual performance of up to 25%.
The Compensation Committee uses this discretion sparingly to address exceptional circumstances.

The Compensation Committee will seek to claw back or reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

Employer Matching and Profit Sharing Programs	Incentivise the delivery of Company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.	The maximum total matching contribution annually is 5% of eligible salary. Annual profit sharing distributions are limited to 5% of eligible employee salary.	None	Not applicable
Long-Term Incentive Plan
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Provided through a combination of restricted shares and performance unit awards.
Performance unit awards under the LTIP are earned based upon Company performance over a three-year cycle, using pre-determined measures.
100% of target for restricted shares. 200% of target for performance unit awards.
Restricted shares are time-based and are not subject to performance measures.
Performance unit awards are earned at the end of a three-year period subject to Company performance against pre-determined measures.

The Compensation Committee will seek to claw back or reduce the proceeds from equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

(1)
The Compensation Committee reserves the right to make payments outside the Remuneration Policy in exceptional circumstances. The Compensation Committee would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has compensation recoupment policies in place in the ECIP and in our long-term incentive award agreements. Using this authority, the Compensation Committee will seek to claw back or reduce the size of cash incentive awards or proceeds from equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)	The Compensation Committee also has the discretion to reduce awards by up to 25% below the Ensco Cash Incentive Plan formula-derived awards.

Payments from Existing Awards

Subject to the achievement of the applicable performance conditions, executive directors are eligible to receive payment from any award made prior to the approval and implementation of the Remuneration Policy.

Annex 1 - 4

Performance Measure Selection

The ECIP performance measures are selected annually by the Compensation Committee to reflect the Company's key strategic initiatives for the year and reflect both financial and non-financial objectives.

The Compensation Committee annually reviews the combination of performance measures in the LTIP, which currently include relative Total Shareholder Return ("TSR") and relative Return on Capital Employed ("ROCE"), to assess whether these remain the most appropriate measures of long-term performance for the Company. TSR aligns with the Company's focus on shareholder value creation and rewards the executive director for exceeding the performance of our performance peer group. ROCE constitutes a meaningful measure of efficiency in a capital intensive industry and supports the Company's long-term strategy.

Performance targets are set to be aspirational but achievable, taking into account the Company's strategic priorities and the economic environment. Ensco's approach to long-term incentive compensation for executive directors includes a combination of time-vested and performance-based equity awards, as shown in the table below:

Long-Term Incentive Approach

Device	Description	Percent of TARGET annual grant date value
Time-vested Restricted Shares	Time vested awards vesting at the rate of 33.3% per year over three years. Consistent with our general practices (and those among our peer group companies), our unvested restricted shares have dividend and voting rights on the same basis as our outstanding shares.	50%
Performance Units	Performance unit awards are earned at the end of a three-year period subject to Company performance in terms of TSR relative to peers and ROCE relative to peers (as described in greater detail later in the Directors' Remuneration Report). Awards are denominated and settled in cash or shares, although the Compensation Committee expects to settle the awards in shares beginning with grants for the 2013-2015 period. Dividends are accrued over the performance period and paid out at the end of the performance period based upon the actual number of shares earned.	50%
Share Ownership Guidelines
Intended to further encourage accumulation of share ownership, our share ownership guidelines require the executive director to own shares having a fair market value of at least 6x base salary (increased during 2014 from 3x base salary).

Executive directors who are not in compliance are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved.

The guidelines are included in our Corporate Governance Policy.

Our long-term incentive compensation program is designed to provide our executive directors aggregate long-term incentive award opportunities (i.e., assuming target performance) in amounts that approximate the median value of long-term incentives awarded to executive directors of our compensation peer group companies.
However, target opportunities also are based on an evaluation of individual performance. Consequently, in determining the target award amounts, the Compensation Committee considers market data, individual contributions, potential to impact long-term shareholder value and the need to provide a strong retentive component in executive officer compensation.
The program is reviewed annually to ensure that it is compliant and tax efficient with the overall objective of providing an optimum link between executive compensation and the creation of shareholder value.

Annex 1 - 5

Remuneration Policy for Other Employees

The Company's approach to annual salary reviews is consistent across the Company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies.

All managers are eligible to participate in an annual bonus plan with similar metrics to those used for the executive directors. Other employees are eligible to participate in performance-based annual bonus plans. Opportunities and specific performance conditions vary by organizational level with business area-specific metrics incorporated where appropriate.

Total Remuneration by Performance

The total expected remuneration during 2014 for our CEO for minimum, target and maximum performance is presented in the chart below.

Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Long-term Incentive
Annual Variable
Fixed
$3,482
$5,627
$7,771
72%
28%
63%
20%
17%
59%
28%
13%
Minimum
Target
Maximum

Mr. Trowell was hired as our CEO and President on 2 June 2014. Upon hiring Mr. Trowell, Mr. Rabun retired as CEO but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors. The chart above reflects the aggregate remuneration for Mr. Trowell and Mr. Rabun during the period they served as CEO. It also assumes no share price movement since the date of grant and excludes dividend accruals. Assumptions made for each scenario are as follows:

Annex 1 - 6

Performance Level	Fixed	Annual Variable Compensation (ECIP)	Long-term Incentive Compensation (LTIP)
Minimum (Below Threshold)	Base salary	0% earned if performance is below threshold/ minimum acceptable on all performance measures
Restricted stock earned at 100%

Performance units at 0% (ROCE and TSR rank ninth or tenth in performance peer group)

Actual value of awards will vary further based on dividend accrual and share price at date of settlement.

Target (In Line with Expectation)	Base salary	100% of target earned (110% of salary for Mr. Trowell and 115% for Mr. Rabun) if financial and safety performance is at 100% of goals and strategic team goals achievement “meets expectations”
Restricted stock earned at 100%

Performance units at 100% of target (ROCE and TSR rank fifth in the performance peer group)

Actual value of awards will vary further based on dividend accrual and share price at date of settlement.

Maximum	Base salary
200% of target earned (220% of salary for Mr. Trowell and 230% of salary for Mr. Rabun) if financial and safety performance exceeds maximum goals and strategic team goals are all achieved at an outstanding level (far exceeding expectations)

Restricted stock earned at 100%

Performance units at 200% of target (ROCE and TSR rank first in performance peer group)

Actual value of awards will vary further based on dividend accrual and share price at date of settlement.

Employment Agreements and Potential Post-Termination Payments

On 3 May 2014, the Company entered into an employment agreement with Mr. Trowell. The agreement provides for certain benefits upon termination, but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits.
In connection with the announcement of Mr. Rabun's retirement on 13 November 2013, the Company entered into a Restated and Superseding Employment Agreement with Mr. Rabun under which Mr. Rabun was to continue in his role as Chairman, President and Chief Executive Officer until a new Chief Executive Officer was appointed. Following the appointment of Mr. Trowell on 2 June 2014, Mr. Rabun retired as our CEO and remained employed by the Company as an executive director to serve as Chairman of the Board of Directors. The agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits.
For a description of these agreements, please refer to the discussion under "Employment Agreements and Potential Post-Termination Payments" within CD&A.

Annex 1 - 7

Remuneration Policy for Non-Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board.
Fee increases, if applicable, are normally effective from on or around 1 June.
The Board considers pay data at our compensation peer group companies.
The Lead Director and the chairs of the Audit, Compensation and Nominating and Governance Committees receive additional retainers.
No eligibility for bonuses or retirement benefits.
Compensation includes an element of stock-based compensation that is not subject to performance tests.
No prescribed maximum annual increase.
Benefits	Travel to the Company's registered office. Attract and retain qualified candidates.	Travel to the Company's registered office is recognized as a taxable benefit. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None

Agreements with Non-Executive Directors

There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by our Board and re-election by our shareholders.

Recruitment of Directors

The remuneration package for a new executive director would be set in accordance with the terms of the approved remuneration policy in force at the time of appointment. However, the Compensation Committee reserves the right to make payments of base salary and make benefit or annual cash bonus provisions outside of the scope of the general policy (and its caps) for executive directors to meet individual circumstances of recruitment (recognizing that it would be impractical to seek shareholder approval in such circumstances). The Compensation Committee may offer additional cash and/or share-based elements when it considers these to be in the best interests of the Company and, therefore, the shareholders. If any such payments are made, the shareholders will be informed at the time of appointment. The Compensation Committee has the discretion to offer awards of variable remuneration in excess of the maximums stated in the policy table if judged necessary to compensate a candidate for loss of awards or benefits as a result of leaving a previous employer (taking into account whether such benefits or awards would have been subject to performance criteria). Any use of the discretion would be disclosed to shareholders and, where practicable, shareholders would be consulted in advance.

In the case of an internal appointment, any variable remuneration awarded in respect of the prior role may be allowed to pay out according to its terms on grant. In addition, any other ongoing remuneration obligations existing prior to appointment may continue, provided that they are put to shareholders for approval at the first Annual General Meeting of Shareholders following their appointment.

Annex 1 - 8

The remuneration package for a new non-executive director would be set in accordance with the terms of the approved remuneration policy in force for current non-executive directors at the time of appointment.

Loss of Office Payment Policy

For executive directors, the Compensation Committee will take into account all relevant factors (including, but not limited to, the circumstances of the loss of office, the performance of the relevant director during office and any commercial justifications) when considering making any payments for loss of office.

The Compensation Committee reserves the discretion to:

•	make additional exit payments by way of settlement or compromise of any claim arising in connection with the termination of an executive director's office or employment;

•	pay an annual bonus for the financial year in which the relevant executive director ceases to hold office with the Company;

•
retain or accelerate the vesting of unvested restricted stock units, restricted stock awards, unvested stock options and/or unvested performance units (subject to achievement of performance metrics); and

•	make other payments such as legal fees or outplacement costs, if considered commercially appropriate.
Following dissolution, liquidation, reorganisation or change in control of the Company, both executive and non-executive directors receive certain benefits as described in the Company's Long-Term Incentive Plan (the "LTIP"), which was approved by shareholders during 2012. Under the LTIP, if the Company is dissolved or liquidated, all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation. Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.

A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

Our policy on termination payments upon a change in control is intended to reflect market practice in the U.S.
If the employment of an executive director is terminated without cause or if an executive director resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Any share options that are not exercised by the executive director will terminate 90 days after the date his or her employment terminates or such other date as may be determined by the Compensation Committee.

Annex 1 - 9

For purposes of the LTIP, the following constitute good reason for resignation:

•
the executive director is assigned to any position which is not at least equivalent to the executive director's prior duties, responsibilities and status immediately prior to the change in control, without the executive director's written consent;

•	a reduction of the executive director's base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control;

•
a failure to maintain any of the employee benefits to which the executive director is entitled at a level substantially equal to or greater than the value to him or her (including participant's dependents) of those employee benefits in effect immediately prior to the change in control or the taking of any action that would materially affect the executive director's participation in or reduce the participant's benefits under such plans;

•	the failure to permit the same number of paid vacation days and leave that the executive director was entitled to immediately prior to the change in control; or

•
requiring the executive director who is based out of the Houston, Texas office on the date of a change in control to be based anywhere other than within a 50-mile radius of the Houston, Texas office, except for required travel for business to an extent substantially consistent with the participant's business travel obligations immediately prior to the change in control.

A change in control shall mean the occurrence of any of the following events:

•
a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50% of the total voting power of the shares; or

•
a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

There are no payments for loss of office in place for our non-executive directors, other than in connection with a liquidation, dissolution, reorganisation or change in control under the LTIP. All directors are subject to annual re-election by our shareholders.

Shareholding Guidelines

While placing significant weight on our annual performance, our overall remuneration package aligns the long-term interests of our shareholders and other stakeholders with those of management by incentivising growth in the value of the business over the long term. To support this alignment, we have adopted a set of share ownership guidelines as we believe our executive directors and other senior managers should be encouraged to hold a substantial portion of their personal net worth in our shares. Over a period of five years from appointment, our executive directors are required to build a holding in the Company's shares to a minimum value broadly equivalent to six times his or her base salary. Other executive officers named in our proxy statement are expected to invest at a level equivalent to between one and two times base salary, dependent upon salary grade. Officers who are not in compliance are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved.

Non-executive directors are required, within five years of appointment to the Board, to hold a number of Ensco shares having a fair market value of at least five times the director's annual retainer, which they are required to retain for the duration of their directorship.

Annex 1 - 10

Differences in Remuneration Policy for the Executive Director Compared to Other Employees

The Remuneration Policy for the executive directors is designed with regard to the employee remuneration policy across the Company. However, there are some differences in the structure of the remuneration policy for the executive directors and other senior employees, which the Compensation Committee believes are necessary to reflect the different levels of responsibility. The key difference in policy is the increased emphasis on performance related pay for the executive directors.

Consultation with Employees

Although the Compensation Committee does not consult directly with employees on the Remuneration Policy, the Compensation Committee does consider the general basic salary increase, remuneration arrangements and employment conditions for the broader employee population when determining remuneration policy for the executive directors.

Consideration of Shareholder Views

The Compensation Committee values shareholders' input on the design of our employee compensation program. The Compensation Committee also believes that our programs are structured to deliver realized pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Compensation Committee also believes that we have adopted multiple compensation governance "best practices."

At our 2014 Annual General Meeting of Shareholders, we received 156,560,796 votes in favour of our executive compensation program, 18,224,372 votes in opposition and 661,757 abstentions, for total support of 89%.
Based upon the strong level of shareholder support for our programs expressed through our 2014 vote and the Compensation Committee's views on our current approach to executive compensation, we did not make any significant structural or philosophical changes to our programs this year.

DIRECTORS' REMUNERATION REPORT

Program Design Considerations

Ensco's Compensation Committee believes that our current program is competitive and appropriate within the market where we primarily compete for directors and executive talent. However, we are sensitive to the compensation governance practices prevalent in the United Kingdom and recognize that some characteristics of our current programs may not be consistent with those practices. Some characteristics of our programs that differ from typical U.K. practice but are common and competitively appropriate within our market include:

•
Awards of time-vested restricted shares to executives. Restricted shares are a common award type among our compensation and performance peer groups and are intended to help encourage retention, facilitate long-term share ownership and further align our executive directors with our shareholders' interests. Time-vested restricted shares make up 50% of our executive director's annual equity grant. The other 50% is granted in the form of performance unit awards, which are contingent upon achievement of certain levels of total shareholder return ("TSR") and return on capital employed ("ROCE") relative to our performance peer group.

•
The use of equity for compensating non-executive directors. Equity is a common component of non-executive director compensation within our compensation and performance peer groups, where it is widely considered to be a "best practice" for non-executive directors to receive at least 50% of their annual compensation in equity.

Annex 1 - 11

Board and Committee Membership

The following table describes the current members of the committees of the Board as of 31 December 2014:

Directors	Audit Committee	Nominating and Governance Committee	Compensation Committee
Carl G. Trowell
Daniel W. Rabun
J. Roderick Clark			Chairman
Roxanne J. Decyk			X
Mary E. Francis CBE	X
C. Christopher Gaut			X
Gerald W. Haddock	X	X
Francis S. Kalman	X
Keith O. Rattie	Chairman
Paul E. Rowsey, III		Chairman

Mr. Trowell and Mr. Rabun are the only executive directors on the Board.  Mr. Trowell was appointed to the Board on 2 June 2014. Mr. Trowell and Mr. Rabun do not receive additional compensation for their services as directors. All other members of the board are non-executive directors.

Mr. Rabun is retiring from the board effective as of the Annual General Meeting of Shareholders on 18 May 2015. Upon Mr. Rabun’s retirement at the Meeting, Mr. Rowsey is expected to be appointed as Chairman, continuing our transition to an independent Chairman. David A. B.  Brown retired from the board on 19 May 2014.

Compensation Consultant

In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, our Compensation Committee relies on outside experts to assist in its deliberations. Please refer to the discussion under "Compensation Methodology and Process" within CD&A, which describes the role of the Compensation Committee's consultant.

Determination of Directors' Remuneration for 2014, 2015 and Following

The Compensation Committee is responsible for the review of executive remuneration. As executive directors, Mr. Trowell and Mr. Rabun are remunerated in line with our compensation practices and policies, as discussed in detail in CD&A. A detailed summary of the performance conditions, methods for assessing performance and comparisons with external factors (such as benchmarking) can be found in CD&A.

In addition to its review of executive remuneration, our Compensation Committee periodically reviews non-executive director compensation (including the review of data received from our compensation consultant) and, from time to time, recommends changes thereto to the Board. A description of the remuneration of our non-executive directors can be found under "Compensation of Non-Executive Directors" within Executive Compensation.

The Compensation Committee reviews the Company's compensation program for all executives and non-executive directors annually taking into account a number of factors, including the remuneration and other employment terms offered by the Company's competitors and a desire to ensure that remuneration and employment terms are equitable between employees.

Annex 1 - 12

Other Benefits

Our executive directors are eligible for the benefits outlined in "Other Executive Compensation Matters" within CD&A.

Non-executive directors also are eligible to participate in our U.S. and U.K. group health and welfare insurance plans on the same basis and cost as our full-time employees. A non-executive director's contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly installments of the director's annual retainer.

Director Option Ownership

The number of shares subject to options at the beginning and end of fiscal year ended 31 December 2014 for each director serving on the Board during 2014 is set forth in the following table. The options are not subject to performance conditions. During 2014, there were no options granted to directors serving on the Board, and no previously granted options were modified.

	Date of Grant		Earliest Option Exercise Date		Option Expiration Date	Option Exercise Price ($)	Shares Subject to Options at Beginning of FY (#)	Options Exercised in 2014 (#)	Market Price on Date of Option Exercise ($)	Gain Realized Upon Option Exercise ($)	Options Expired in 2014	Shares Subject to Options at End of FY (#)
Carl G. Trowell	—		—		—	—	—	—	N/A	N/A	—	—
Daniel W. Rabun	6/1/2007	(1)	6/1/2008	(3)	6/1/2014	60.74	125,000	—	N/A	N/A	125,000	—
	6/1/2009	(1)	6/1/2010	(4)	6/1/2016	41.29	32,499	—	N/A	N/A	—	32,499
	6/1/2010	(1)	6/1/2011	(4)	6/1/2017	34.45	50,499	—	N/A	N/A	—	50,499
	3/1/2011	(1)	3/1/2012	(4)	3/1/2018	55.34	28,896	—	N/A	N/A	—	28,896
	7/25/2011	(1)	7/25/2012	(4)	7/25/2018	52.73	9,270	—	N/A	N/A	—	9,270
David A. B. Brown	5/18/2005	(2)	5/18/2006	(5)	5/18/2015	25.76	3,471	—	N/A	N/A	—	3,471
	1/12/2006	(2)	1/12/2007	(5)	1/12/2016	40.57	11,107	—	N/A	N/A	—	11,107
	1/3/2007	(2)	1/3/2008	(5)	1/3/2017	35.12	11,107	—	N/A	N/A	—	11,107
J. Roderick Clark	—		—		—	—	—	—	N/A	N/A	—	—
Roxanne J. Decyk	—		—		—	—	—	—	N/A	N/A	—	—
Mary E. Francis CBE	—		—		—	—	—	—	N/A	N/A	—	—
C. Christopher Gaut	—		—		—	—	—	—	N/A	N/A	—	—
Gerald W. Haddock	6/1/2007	(1)	6/1/2007	(6)	6/1/2014	60.74	4,500	—	N/A	N/A	4,500	—
Francis S. Kalman	—		—		—	—	—	—	N/A	N/A	—	—
Keith O. Rattie	—		—		—	—	—	—	N/A	N/A	—	—
Paul E. Rowsey, III	6/1/2007	(1)	6/1/2007	(6)	6/1/2014	60.74	4,500	—	N/A	N/A	4,500	—
___________________

(1)	Grants were made under the Ensco 2005 Long Term Incentive Plan.

(2)	Grants were made under the Pride International Inc. 2004 Directors' Stock Incentive Plan.

(3)	Options vested annually over a four-year period, except as may be deferred during certain specified regular or special blackout periods.

Annex 1 - 13

(4)	Options vest annually over a three-year period, except as may be deferred during certain specified regular or special blackout periods.

(5)	Options vested annually over a two-year period.

(6)	Options were immediately exercisable.
Share Price

The highest and lowest prices of the Company's shares during the year ended 31 December 2014 were $57.45 and $25.88, respectively. The closing market price of the Company's shares on 31 December 2014 was $29.95.

Annex 1 - 14

Total Shareholder Return

The chart below presents a comparison of the five-year cumulative total return, assuming $100 invested on 31 December 2009 for Ensco plc, the Standard & Poor's 500 Stock Price Index, the Dow Jones U.S. Oil Equipment & Services Index and a self-determined peer group. Total return assumes the reinvestment of dividends, if any, in the security on the ex-dividend date. Since Ensco operated exclusively as an offshore drilling company, a self-determined peer group composed exclusively of major offshore drilling companies has been included as a comparison.*
* Our self-determined peer group is weighted according to market capitalization and consists of the following companies: Atwood Oceanics Inc., Diamond Offshore Drilling Inc., Noble Corporation, Rowan Companies plc, Seadrill Limited and Transocean Ltd.

Historical Chief Executive Officer Remuneration

The table below summarizes total CEO remuneration and includes annual bonus payouts and performance unit awards vesting as a percentage of maximum opportunity for the current year and previous four years.

Mr. Trowell was hired as our CEO and President on 2 June 2014. Upon hiring Mr. Trowell, Mr. Rabun retired as CEO but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors. The 2014 remuneration disclosed below reflects the total remuneration for Mr. Trowell during the period he served as CEO, including a prorated annual bonus payout.

Annex 1 - 15

	2014(1)	2013	2012	2011	2010
Total Remuneration	$7,758,001	$—	$—	$—	$—
Annual Bonus as a Percentage of Maximum	30%	—%	—%	—%	—%
Performance Awards Vesting as a Percentage of Maximum	N/A	—%	—%	—%	—%

(1)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting of $4.0 million.

The 2014 remuneration disclosed below reflects the total remuneration for Mr. Rabun during the period he served as CEO, including a prorated annual bonus payout.

	2014	2013	2012	2011	2010
Total Remuneration	$5,835,655	$9,878,742	$10,188,238	$10,897,191	$7,152,858
Annual Bonus as a Percentage of Maximum	30%	54%	77%	61%	68%
Performance Awards Vesting as a Percentage of Maximum	30%	40%	66%	43%	77%

Agreements with Directors

Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014. The agreement provides for certain benefits upon termination. Please refer to "Employment Agreements and Potential Post-Termination Payments" within CD&A for a description of the terms of his contract.
During 2006, the Company entered into an employment agreement with Mr. Rabun. The agreement provides for certain benefits upon termination, but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. In connection with the announcement of Mr. Rabun's retirement on 13 November 2013, the Company entered into a Restated and Superseding Employment Agreement with Mr. Rabun. For a description of these agreements, please refer to the discussion under "Employment Agreements and Potential Post-Termination Payments" within CD&A.
There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by our Board and re-election by our shareholders.

Total Director Remuneration

The Chief Executive Officer and Chairman, our only executive directors, do not receive any additional compensation for their services as directors. The compensation paid to our executive and non-executive directors for the fiscal years ended 31 December 2014 and 2013 is reported in the tables below. Please refer to the "Summary Compensation Table" and the "Director Compensation Table" within Executive Compensation for further explanation regarding the relative elements of executive director and non-executive director compensation. The compensation paid to non-executive directors includes an element of equity-based compensation, designed to provide greater alignment of interests between non-executive directors and the Company's shareholders. This equity-based compensation is not subject to the achievement of performance metrics given the nature of the role performed by the non-executive directors.

Annex 1 - 16

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(4)	Annual Incentives ($)(5)	Long-Term Incentives ($)(6)	Other ($)(7)	Total ($)
Executive Directors
Carl G. Trowell(1)	2014	544,985	345,064	6,867,952	—	—	7,758,001
President and Chief Executive Officer
Daniel W. Rabun(2)	2014	743,750	601,963	3,005,075	1,575,000	2,095,300	8,021,088
Chairman, Former President and Chief Executive Officer	2013	1,042,500	971,546	3,786,457	2,007,250	2,070,989	9,878,742

Non-Executive Directors
David A. B. Brown(3)	2014	25,000	14,696	—	—	—	39,696
	2013	98,626	26,417	250,148	—	493	375,684
J. Roderick Clark	2014	115,000	50,576	250,000	—	—	415,576
	2013	113,626	44,736	250,148	—	—	408,510
Roxanne J. Decyk	2014	100,000	33,830	250,000	—	—	383,830
	2013	86,264	13,207	250,148	—	—	349,619
Mary E. Francis CBE	2014	100,000	21,879	250,000	—	—	371,879
	2013	86,264	7,235	250,148	—	—	343,647
C. Christopher Gaut	2014	100,000	37,197	250,000	—	—	387,197
	2013	98,626	32,081	250,148	—	—	380,855
Gerald W. Haddock	2014	100,000	49,037	250,000	—	—	399,037
	2013	98,626	39,944	250,148	—	—	388,718
Francis S. Kalman	2014	100,000	43,345	250,000	—	—	393,345
	2013	98,626	34,449	250,148	—	—	383,223
Keith O. Rattie	2014	120,000	49,284	250,000	—	—	419,284
	2013	117,940	44,120	250,148	—	—	412,208
Paul E. Rowsey, III	2014	150,000	37,635	250,000	—	—	437,635
	2013	133,626	38,309	250,148	—	950	423,033
___________________

(1)	Mr. Trowell was appointed to the Board on 2 June 2014.

(2)	Mr. Rabun retired as CEO on 2 June 2014 but remained Chairman of the Board of Directors.

(3)	Mr. Brown retired from the Board on 19 May 2014.

(4)	Taxable benefits provided to our executive directors includes the following:

Name	Year	Group Term Life Insurance	Dividends on Non- Vested Restricted Share Awards	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Transportation Allowance	Other	Total
Carl G. Trowell	2014	$377	$273,167	$—	$—	$—	$—	$71,520	$345,064
Daniel W. Rabun	2014	$1,080	$185,903	$66,574	$65,625	$20,680	$14,908	$247,193	$601,963
	2013	$10,062	$273,659	$148,790	$156,375	$334,445	$31,785	$16,430	$971,546

Please refer to the "All Other Compensation Table" within Executive Compensation for further explanation regarding the relative elements of executive director taxable benefits.

Taxable benefits provided to non-executive directors includes dividends on non-vested restricted share awards, payments made by the Company on the behalf of the directors for contributions to group health and welfare insurance and payments made by the Company to reimburse directors for business expenses incurred in connection with the attendance of Board meetings in the U.K. which are subject to U.K. income tax. Please refer to the "Director Compensation Table" within Executive Compensation for further explanation regarding the relative elements of non-executive director taxable benefits.

Annex 1 - 17

The payments made by the Company to each director during 2014 and 2013 as reimbursement for business expenses incurred in connection with the attendance of Board meetings in the United Kingdom, which are subject to U.K. income tax are as follows:

Name	2014	2013
David A. B. Brown	$7,934	$6,624
J. Roderick Clark	$7,464	$4,918
Roxanne J. Decyk	$4,125	$—
Mary E. Francis CBE	$665	$—
C. Christopher Gaut	$3,776	$2,050
Gerald W. Haddock	$5,925	$326
Francis S. Kalman	$6,075	$4,869
Keith O. Rattie	$6,172	$4,302
Paul E. Rowsey, III	$4,214	$8,478

(5)
The executive director amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards or units granted during the respective year and bonuses awarded for the respective years pursuant to the ECIP. Amounts disclosed in this column related to annual bonus include amounts voluntarily deferred under the SERP. Mr. Rabun voluntarily deferred 100% of his bonus into his SERP account during 2013 and 2014.

The non-executive director amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units granted during the respective years. Please refer to the "Summary Compensation Table" and "Director Compensation Table" within Executive Compensation for further explanation regarding the relative elements of executive and non-executive director annual incentives.

(6)
The amounts disclosed in this column represent cash paid to Mr. Rabun in connection with the settlement of performance unit awards granted during 2011 and 2012 for the respective three-year performance periods. Non-executive directors are not eligible to receive performance unit awards.

(7)	Other benefits provided to our executive directors include the following:

Name	Year	Ensco Savings Plan	Profit Sharing Plan	SERP	Tax Equalization	Total
Daniel W. Rabun	2014	$13,000	$37,188	$23,094	$2,022,018	$2,095,300
	2013	$12,750	$104,251	$39,375	$1,914,613	$2,070,989

Please refer to the "All Other Compensation Table" within Executive Compensation for further explanation regarding the relative elements of other benefits for executive directors.

Statement of Change in Pay of Chief Executive Officer Compared with Employees

The table below summarizes the percentage increase in salary, taxable benefits and annual incentives of the Chief Executive Officer and our employee population, as defined below, for the fiscal years ended 31 December 2014 and 2013.

Mr. Trowell was hired as our CEO and President on 2 June 2014. Upon hiring Mr. Trowell, Mr. Rabun retired as CEO on 2 June 2014 but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors. Therefore, total remuneration during 2014 reflects remuneration for Mr. Trowell and Mr. Rabun during the period they served as CEO, including prorated annual bonus payouts.

	Chief Executive Officer		Employees
	Percentage Change (2014 vs 2013)		Percentage Change (2014 vs 2013)
Salary	(5.8)%		5.4%	(1)
Taxable Benefits	(11.1)%	(2)	9.3%	(3)
Annual Incentives	114.5%	(4)	(9.3)%	(5)

Annex 1 - 18

___________________

(1)	We selected our Corporate salaried employee population for this comparison due to the duties of these employees, the locations where they work and the structure of their remuneration.

(2)	Mr. Trowell is a U.K. resident and does not receive overseas allowances.

(3)	We selected our Corporate salaried employee population eligible to receive overseas allowances in both 2013 and 2014 for this comparison due to the nature of taxable benefits.

(4)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting of $4.0 million.

(5)	We selected our employee population that is eligible to receive annual equity awards and earn annual cash bonuses for this comparison.

Relative Importance of Spend on Pay

The table below shows the overall spend on employee pay, dividend payments and capital expenditures for the fiscal years ended 31 December 2014 and 2013.

	2014	2013	Percentage Change
Employee Pay	$1,050,000,000	$1,041,500,000	1%
Dividend Payments	$703,000,000	$525,600,000	34%
Capital Expenditures(1)	$1,568,800,000	$1,763,500,000	(11)%
___________________

(1)
Capital Expenditures consist of expenditures on new rig construction, rig enhancement and minor upgrades and improvements. Depending on market conditions and opportunities, we may continue to invest a substantial portion of our cash flows to upgrade rigs for customer requirements and construct or acquire additional rigs.

Long-Term Incentives

The following table sets forth information regarding the number and amount of restricted share awards outstanding at the beginning and end of the fiscal year ended 31 December 2014 for each director serving on the Board during 2014:

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Gain Realized Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
Carl G. Trowell	6/2/2014	6/2/2017	(2)	—	76,176	—	52.51	N/A	N/A	76,176
	6/2/2014	6/2/2017	(3)	—	47,610	—	52.51	N/A	N/A	47,610
Daniel W. Rabun	3/20/2006	3/20/2016	(4)	15,000	—	15,000	47.12	51.78	776,700	—
	2/7/2011	2/7/2014	(4)	21,408	—	21,408	52.13	52.81	1,130,556	—
	3/1/2011	3/1/2014	(4)	6,722	—	6,722	55.34	52.66	353,981	—
	7/25/2011	7/25/2014	(4)	2,091	—	2,091	52.73	52.51	109,798	—
	2/28/2012	2/28/2015	(4)	25,712	—	25,712	58.34	52.59	1,352,066	—
	2/25/2013	2/25/2016	(4)	42,846	—	42,846	58.35	52.79	2,261,840	—
	2/26/2014	5/18/2015	(5)	—	47,340	—	52.81	N/A	N/A	47,340
David A. B. Brown	6/1/2011	5/19/2014	(6)	1,412	—	1,412	54.30	49.70	70,176	—
	6/1/2012	5/19/2014	(6)	3,470	—	3,470	44.19	49.70	172,459	—
	6/3/2013	5/19/2014	(6)	4,134	—	4,134	60.51	49.70	205,460	—
J. Roderick Clark	6/1/2009	6/1/2014	(7)	1,114	—	1,114	41.29	52.66	58,663	—

Annex 1 - 19

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Gain Realized Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
	6/1/2010	6/1/2015	(7)	2,670	—	1,335	34.45	52.66	70,301	1,335
	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Roxanne J. Decyk	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Mary E. Francis CBE	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
C. Christopher Gaut	6/1/2009	6/1/2014	(7)	1,114	—	1,114	41.29	52.66	58,663	—
	6/1/2010	6/1/2015	(7)	2,670	—	1,335	34.45	52.66	70,301	1,335
	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Gerald W. Haddock	6/1/2009	6/1/2014	(7)	1,114	—	1,114	41.29	52.66	58,663	—
	6/1/2010	6/1/2015	(7)	2,670	—	1,335	34.45	52.66	70,301	1,335
	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Francis S. Kalman	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Keith O. Rattie	6/1/2009	6/1/2014	(7)	1,114	—	1,114	41.29	52.66	58,663	—
	6/1/2010	6/1/2015	(7)	2,670	—	1,335	34.45	52.66	70,301	1,335
	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
Paul E. Rowsey, III	6/1/2009	6/1/2014	(7)	1,114	—	1,114	41.29	52.66	58,663	—
	6/1/2010	6/1/2015	(7)	2,670	—	1,335	34.45	52.66	70,301	1,335
	6/1/2011	6/1/2014	(8)	1,412	—	1,412	54.30	52.66	74,356	—
	6/1/2012	6/1/2015	(8)	3,470	—	1,735	44.19	52.66	91,365	1,735
	6/3/2013	6/3/2016	(8)	4,134	—	1,378	60.51	53.41	73,599	2,756
	6/2/2014	6/2/2017	(8)	—	4,761	—	52.51	N/A	N/A	4,761
____________________

(1)
Restricted share awards and units generally vest at rates of 20% or 33% per year, as determined by the Compensation Committee, and are not subject to further performance conditions. The end of period date noted in the table above refers to the date on which all restricted share awards and units for the grant identified have vested.

(2)	Restricted share units granted in the form of time-vested restricted shares that cliff vest after three years.

Annex 1 - 20

(3)	Restricted share units vest (restrictions lapse) at a rate of 33.3% each year over a three-year period from the grant date.

(4)	All Mr. Rabun's restricted share awards granted prior to 2014 fully vested on the day he retired as CEO.

(5)	Mr. Rabun's restricted share awards granted during 2014 will fully vest on the day he ceases to be Chairman of the Board of Directors.

(6)	Upon Mr. Brown's retirement from the Board of Directors on 19 May 2014, the restrictions on all unvested share awards lapsed pursuant to the 2005 LTIP.

(7)
Restricted share awards granted to non-executive directors during 2009 and 2010 vest (restrictions lapse) at a rate of 20% each year from the grant date over a five-year period or upon retirement from our Board.

(8)	Restricted share units granted to non-executive directors between 2011 and 2014 vest (restrictions lapse) at a rate of 33.3% each year over a three-year period or upon retirement from our Board.
The following table sets forth information regarding performance unit awards outstanding at the beginning and end of the fiscal year ended 31 December 2014 for each director serving on the Board during 2014:

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)	Grant-date Fair Value of Performance Unit Awards at Beginning of FY ($)(2)(3)(4)	Grant-date Fair Value of Performance Unit Awards Granted During the FY ($)(2)(3)(4)		Actual Payout Related to Awards Which Vested During the FY ($)		Grant-date Fair Value of Performance Unit Awards at End of FY ($)(2)(3)(4)
Carl G. Trowell	6/2/2014	12/31/2016	—	2,500,009		N/A		2,500,009
Daniel W. Rabun	2/28/2012	12/31/2014	1,912,500	—		1,575,000	(5)	—
	2/25/2013	12/31/2015	2,843,740	—		N/A		2,843,740
	2/26/2014	12/31/2016	—	2,500,009	(6)	N/A		2,500,009
____________________

(1)
Performance unit awards are measured over a three-year performance period. Any amounts earned under the performance unit awards are not payable until after the close of the performance period. Performance awards are subject to forfeiture if the recipient leaves the Company prior to award payout.

(2)
Grant-date fair value for performance unit awards is measured using the estimated probable payout on the grant date. The performance unit awards are based upon financial performance measured over the three-year performance period. The awards granted during 2013 and 2014 are denominated in Company shares and will be settled in Company shares upon attainment of specified performance goals based on relative TSR and relative ROCE. The awards granted prior to 2013 may be settled in Company shares, cash or combination thereof at the Compensation Committee's discretion upon attainment of specified performance goals based on relative TSR, relative ROCE and absolute ROCE. The goals for the performance unit awards granted have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

The resulting threshold, target and maximum estimated possible payouts for Mr. Rabun for the performance unit awards granted under the LTIP during 2012 for the performance period beginning 1 January 2012 and ending 31 December 2014 were as follows:

Threshold	Target	Maximum
$506,250	$2,250,000	$5,242,500

(3)
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

Annex 1 - 21

(4)
The Company's relative performance is evaluated against a group of nine performance peer companies, consisting of Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Hercules Offshore, Inc., Nabors Industries Ltd., Noble Corporation, Parker Drilling Company, Rowan Companies plc and Transocean Ltd. If the group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures.

(5)
The performance unit award for the performance period beginning 1 January 2012 and ending 31 December 2014 is expected to be paid in cash in April 2015, subject to the Compensation Committee's final review and approval.

(6)	Mr. Rabun's performance unit awards granted during 2014 are payable on a prorated basis to reflect the amount of time Mr. Rabun is employed by the Company during the respective performance period.
Share Ownership Guidelines and Directors' Interest in Shares

Equity accumulation by our directors is encouraged, and we have specific security ownership guidelines, which are included in the Ensco Corporate Governance Policy. As respects non-executive directors, within five years of appointment to the Board, each director should hold a number of Company shares having a fair market value of at least five times the director's annual retainer. As respects named executive officers, guidelines specific to the position in question shall apply within five years of appointment to the position. The Chief Executive Officer should hold a number of shares having a fair market value of at least six times his or her base salary. Our directors are in compliance with these guidelines. The interest of the current directors in office as of 31 December 2014 in shares and share incentives are shown in the table below.

Name	Unvested Restricted Shares/Units held as of 31 Dec 2014	Unrestricted Shares held as of 31 Dec 2014	Vested Unexercised Options held as of 31 Dec 2014	Unearned Performance Unit Awards held as of 31 Dec 2014(1)	Total Awards held as of 31 Dec 2014

Executive Directors
Carl G. Trowell	123,786	2,200	—	47,610	173,596
Daniel W. Rabun	47,340	132,838	121,164	90,185	391,527

Non-executive Directors
J. Roderick Clark	10,587	18,404	—	—	28,991
Roxanne J. Decyk	7,517	891	—	—	8,408
Mary E. Francis CBE	7,517	—	—	—	7,517
C. Christopher Gaut	10,587	28,654	—	—	39,241
Gerald W. Haddock	10,587	24,277	—	—	34,864
Francis S. Kalman	9,252	22,400	—	—	31,652
Keith O. Rattie	10,587	20,625	—	—	31,212
Paul E. Rowsey, III	10,587	36,545	—	—	47,132
David A. B. Brown	—	7,232	25,685	—	32,917
____________________

(1)
The amounts disclosed represent the target level of performance for Mr. Trowell and Mr. Rabun's unearned performance unit awards as of 31 December 2014 and reflect the performance unit awards granted during 2013 and 2014 since they will be settled in shares.

Annex 1 - 22

Shareholder Voting on Remuneration Matters

The Annual General Meeting of Shareholders was held on 19 May 2014. The results of a non-binding vote to approve the Directors' Remuneration Report for the year ended 31 December 2013 were as follows:

For		Against		Withheld		Broker Non-Votes
No. of votes	%	No. of votes	%	No. of votes	%	No. of votes	%
178,750,006	88.1%	22,218,303	11.0%	1,782,917	0.9%	N/A	—%
Other Remuneration

We do not have a defined benefit or pension scheme. Please refer to the "Summary Compensation Table" under "Executive Compensation" within this proxy statement for details regarding Mr. Rabun and Mr. Trowell's compensation schemes.

The Directors' Remuneration Report was approved by the Board on 30 March 2015 and was signed on its behalf by:

Brady K. Long
Vice President, General Counsel and Secretary

Annex 1 - 23

Annex 2

ENSCO plc

2012 LONG-TERM INCENTIVE PLAN
(as Amended)

SECTION 1
ESTABLISHMENT AND PURPOSE

(a)Effective Date; Shareholder Approval. This Plan is effective as of 1 January 2012, and applicable to the Awards granted to each Participant after prior approval of the Committee and by a vote at the Company's 2012 annual general meeting of shareholders (the "2012 Annual Meeting") of the owners of at least a majority of the Shares, present in person or by proxy and entitled to vote at the 2012 Annual Meeting. The Ensco International Incorporated 2005 Long-Term Incentive Plan, As Revised and Restated on December 22, 2009 and As Assumed by Ensco plc as of December 23, 2009 (the "2005 LTIP"), and the Ensco International Incorporated 1998 Incentive Plan (the "1998 Incentive Plan") shall continue to apply to and govern the determination, exercise and payment of respective options and awards granted under the 2005 LTIP and the 1998 Incentive Plan prior to the 2012 Annual Meeting; provided that no options or awards may be granted under the 2005 LTIP after the 2012 Annual Meeting if this Plan is approved at that meeting and no options were permitted to be granted under the 1998 Incentive Plan after the 2005 annual meeting of the ENSCO International Incorporated stockholders. If this Plan is not approved by the shareholders of the Company at the 2012 Annual Meeting, the 2005 LTIP shall continue after that meeting for purposes of granting additional options and awards with respect to the Shares which remain available under that plan.

(b)Purpose. This Plan has been established to (i) offer selected Employees, including officers, of the Company or its Subsidiaries an equity ownership or related financial interest and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii)  provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii)  create long-term value and encourage equity participation in the Company by eligible Participants by making available to them the benefits of a larger equity ownership in the Company or related financial interest through share options, restricted share awards, restricted share unit awards and performance unit awards, (iv)  provide incentives to such Employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company's business by aligning the financial interests of Employees with that of the other holders of equity in the Company. Toward these objectives, this Plan provides for the grant of Options, Restricted Share Awards, some of which may be Performance Awards, Restricted Share Unit Awards, some of which may be Performance Awards, and Performance Unit Awards.

Through this Plan, the Company intends to provide additional benefits to a select group of management or highly compensated employees of the Company and its Subsidiaries. Accordingly, it is intended that this Plan shall not constitute a "qualified plan" subject to the limitations of Section 401(a) of the Code, nor shall it constitute a "funded plan" for purposes of such requirements. It is also intended that this Plan shall be exempt from the participation and vesting requirements of Part 2 of Title I of ERISA, the funding requirements of Part 3 of Title I of ERISA, and the fiduciary requirements of Part 4 of Title I of ERISA by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

Each Participant or Beneficiary shall have the status of an unsecured general creditor of the Company as to this Plan and/or any asset identified specifically by the Company as a reserve for the discharge of its obligations under this Plan.

Annex 2 - 1

SECTION 2
DEFINITIONS

For purposes of this Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

"Act" shall mean the U.K. Companies Act 2006.

"ADR" shall mean an American depositary receipt which evidences an ADS representing a Class A Ordinary Share.

"ADS" shall mean an American depositary share which represents a Class A Ordinary Share and evidenced by an ADR.

"Award" shall mean any Option, Restricted Share Award, Restricted Share Unit Award, Performance Award, Performance Unit Award, or any other right, interest or option relating to Shares whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

"Award Agreement" shall mean a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.

"Award Deed" shall mean a deed executed by the Company evidencing the grant of an Award under this Plan.

"Board" shall mean the board of directors of the Company, as duly elected from time to time.

"Change in Control" shall mean the occurrence of any of the following events: (a) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of Shares that, together with Shares held by such person or group, constitutes more than 50% of the total voting power of the Shares, or (b) a majority of the members of the Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. The determination of whether a Change in Control has occurred shall be determined by the Committee consistent with Section 409A of the Code.

Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting Shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate parent with direct or indirect ownership of all of the voting Shares after such transaction or series of transactions.

For further clarification, a "Change in Control" of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions effected for the purpose of changing the place of incorporation or form of organization of the Company or the ultimate parent company of the Company and its Subsidiaries.

"Class A Ordinary Share" shall mean a Class A ordinary share in the Company, nominal value U.S.$0.10 per share.

"Code" shall mean the U.S. Internal Revenue Code of 1986, as amended, and any successor statute. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Treasury.

"Committee" shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be

Annex 2 - 2

appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors.
"Company" shall mean Ensco plc, a public limited company incorporated under the laws of England and Wales, or any successor thereto.

"Covered Employee" shall mean an Employee who would be subject to Section 162(m) of the Code such that on the last day of the taxable year, the Employee (a) is the principal executive officer of the Company (or is acting in such capacity), or (b) if the total compensation of such Employee for that taxable year is required to be reported to shareholders of the Company under the Exchange Act by reason of such Employee being among the three highest compensated officers of the Company for that taxable year (other than the principal executive officer or the principal financial officer of the Company) as determined pursuant to the executive compensation disclosure rules under the Exchange Act contained in Item 402 of Regulation S-K, as amended by the U.S. Securities and Exchange Commission on September 8, 2006.

"Date of Grant" shall mean the date on which the Committee resolves to grant an Award to a Participant and the Award is granted by way of an Award Deed.

"Director" shall mean a member of the Board.

"Disinterested Director" shall mean a member of the Board who is (a) a Non-Employee Director, if required by the Charter of the Committee, (b) an Outside Director, and (c) "independent" within the meaning of the applicable rules and regulations of the U.S. Securities and Exchange Commission and the New York Stock Exchange (or, in each case, any successor provision or term).

"Effective Date" shall mean 1 January 2012.

"Employee" shall include every individual performing Services for the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code.

"ERISA" shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and any successor statute. Reference in this Plan to any section of ERISA shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Labor.

"Employee Taxes" shall mean any federal, state, local income taxes and/or other taxes imposed by the Host Country and/or country of the Participant's residence.

"Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Option Agreement, but in no event less than the Fair Market Value of a Share on the Date of Grant of the Option.

"Fair Market Value" shall mean the closing market price per Share at which that security is traded on the New York Stock Exchange or, if not traded on the New York Stock Exchange, such other principal U.S. securities exchange for such security as may be applicable on the Date of Grant or such other date of determination. If at any time that security is not traded on the New York Stock Exchange or another principal U.S. market, the fair market value per Share of the securities on the Date of Grant or such other date of determination shall be determined in good faith by the Committee by the reasonable application by the Committee of a reasonable valuation method in accordance with the U.S. Treasury regulations under Section 409A of the Code.

"Host Country" shall mean the country or residence of the Company or its Subsidiary which has the legal relationship of employer and employee with the Employee.

Annex 2 - 3

"ISO" shall mean an Option which is granted to an individual, is designated in the Option Agreement to be an ISO, and which meets the requirements of Section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and, if those holding period requirements are satisfied, the employer is not entitled to a business expense deduction with respect thereto.

"NSO" shall mean an Option not intended to be or which does not qualify as an ISO.

"Non-Employee Director" shall mean a Director of the Company who either (a) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or a Subsidiary in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (b) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

"Normal Retirement Age" shall mean with respect to a Participant who is an Officer or Employee the later of (a) his or her 65th birthday, or (b) the date a Participant has credit for a "period of service" under the Ensco Savings Plan of at least twenty (20) years, considering for purposes of this Plan (i) with respect to any Participant hired before 1 January 2005, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any Subsidiary, and (ii) with respect to any Participant hired after 1 January 2005, any other prior service recognized by the Committee. The Committee, in its discretion, may consider such a Participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her Normal Retirement Age.

"Officer" shall mean a person who is an "officer" of the Company or any Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

"Option" shall mean either an ISO or NSO, as the context requires, granted pursuant to Section 6.

"Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option, including any amendments thereto.

"Optionee" shall mean a Participant who holds an Option.

"Outside Director" shall mean a Director of the Company who either (a) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax-qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (b) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

"Participants" shall mean those individuals described in Section 1 selected by the Committee who are eligible under Section 4 for grants of Awards.

"Performance Awards" shall mean a Restricted Share Award or Restricted Share Unit Award granted to a Participant who is an Employee that becomes vested and earned solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

"Performance Goals" shall mean, with respect to any Performance Award or Performance Unit Award, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 7(i)(iv), Section 8(g)(iv) or Section 9(g)(i). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following

Annex 2 - 4

Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with U.S. GAAP:

(a)Net income as a percentage of revenue;

(b)Earnings per share;

(c)Return on net assets employed before interest and taxes (RONAEBIT);

(d)Operating margin as a percentage of revenue;

(e)Safety performance relative to industry standards and the Company annual target;

(f)Strategic team goals ("STG"S);

(g)Net operating profit after taxes;

(h)Net operating profit after taxes per share;

(i)Return on invested capital;

(j)Return on assets or net assets;

(k)	Total shareholder return;

(l)	Relative total shareholder return (as compared with a peer group of the Company);

(m)	Absolute return on capital employed;

(n)	Relative return on capital employed (as compared with a peer group of the Company);

(o)Earnings before income taxes;

(p)    Earnings before interest, income taxes and depreciation ("EBITD");

(q)    Net income;

(r)    Free cash flow;

(s)    Free cash flow per share;

(t)    Revenue (or any component thereof);

(u)    Revenue growth; or

(v)	If applicable, any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the Code.

"Performance Period" shall mean that period established by the Committee at the time any Performance Award or Performance Unit Award is granted or, except in the case of any grant to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

"Performance Unit Award" shall mean an Award payable in Shares granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

Annex 2 - 5

"Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require.

"Plan" shall mean this Ensco plc 2012 Long-Term Incentive Plan, as amended from time to time.

"Plan Maximum" shall have that meaning set forth in Section 5(a).

"Plan Schedule" shall mean a schedule that constitutes a part of this Plan and details certain particulars with respect to this Plan and Performance Awards and Performance Unit Awards hereunder for one or more Performance Periods, including the relative Performance Goals, specific performance factors and targets related to these Performance Goals, award criteria, and the targeted amounts of each Performance Award and Performance Unit Award granted to a Participant. Each Plan Schedule shall be adopted by the Committee or shall be prepared by the appropriate officers of the Company based on resolutions, minutes or consents adopted by the Committee. There may be more than one Plan Schedule under this Plan. Each Plan Schedule is incorporated herein by reference and thereby made a part of this Plan, and references herein to this Plan shall include the Plan Schedule.

"Regulation S-K" shall mean Regulation S-K promulgated under the U.S. Securities Act of 1933, as it may be amended from time to time, and any successor to Regulation S-K. Reference in this Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

"Restricted Share" shall have the meaning set forth in Section 7(a).

"Restricted Share Award" shall mean a grant of Restricted Shares, subject to any vesting restrictions that the Committee, in its discretion, may impose.

"Restricted Share Unit" shall have the meaning set forth in Section 8(a).

"Restricted Share Unit Award" shall mean a grant of Restricted Share Units, subject to any vesting restrictions that the Committee, in its discretion, may impose.

"Retirement" shall mean an Employee's separation from Service with the Company and all Subsidiaries for a reason other than Cause on or after attaining Normal Retirement Age.

"Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act and any successor to Rule 16b-3.

"Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee. In order for a Participant's Services to be considered to have terminated for purposes of Section 11(c) and Section 15(b), such Retirement or other termination of employment must constitute a "separation from service" within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).

"Share" shall mean either a (i) an ADS or (ii) if the Class A Ordinary Shares are listed on the New York Stock Exchange or another securities exchange designated by the Committee, a Class A Ordinary Share, as adjusted in accordance with Section 11 (if applicable).

"Specified Employee" shall mean an Employee for each twelve (12)-consecutive month period that begins on any April 1st and immediately follows a calendar year during which such Employee was, at any time during that calendar year:

(a)an officer of the Company or any Subsidiary having annual compensation greater than $160,000 (as adjusted under Section 416(i)(1) of the Code);

(b)a more than five-percent owner of the Company or any Subsidiary; or

(c)a more than one-percent owner of the Company or any Subsidiary having annual compensation from the Company and all Subsidiaries of more than $150,000.

Annex 2 - 6

For this purpose, "annual compensation" shall mean annual compensation as defined in Section 415(c)(3) of the Code, which includes amounts contributed by the Company and all Subsidiaries pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Section 125, 402(e)(3), 402(h)(1)(B), 408(p)(2)(A)(i), 457 or 403(b) of the Code, and elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code. For this purpose, no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Subsidiary) shall apply to determine ownership in each Subsidiary.

"Subsidiary" shall mean (a) for purposes of Awards other than Performance Unit Awards, any corporation or legal entity as to which more than fifty percent (50%) of the outstanding voting shares or interests shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary, and (b) for purposes of Performance Unit Awards, a corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which are in common control (as defined in Section 414(c) of the Code) with the Company, or any entity that is a member of the same affiliated service group (as defined in Section 414(m) of the Code) as the Company. For purposes of the definition of Employee, Subsidiary shall mean a subsidiary within the meaning of Section 1159 of the Act.

"Tax Equalization" or "Hypothetical Tax" shall mean the methodology established by the Company, either through general personnel policies or specific agreement, to neutralize, in whole or in part, the tax consequences to Employees assigned to locations outside of the Employee's home country.

"Ten-Percent Holder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company or any of its Subsidiaries, taking into account the attribution rules set forth in Section 424 of the Code. For purposes of this definition of "Ten-Percent Holder," the term "outstanding share" shall include all shares (including shares) actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding share" shall not include reacquired shares or shares authorised for issuance under outstanding Options held by the Optionee or by any other person.

"U.S. GAAP" shall mean generally accepted accounting principles in the U.S.

SECTION 3
ADMINISTRATION

(a)General Administration. This Plan shall be administered by the Committee.

(b)Authority of Committee. The Committee shall administer this Plan so as to comply at all times with the Exchange Act (if applicable) and, subject to the Code and the Act, shall otherwise have sole and absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business, including, without limitation, the authority to take the following actions:

(i)	To interpret and administer this Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii)	To authorise any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv)	Unless otherwise specified by the terms of this Plan, to determine when Awards are to be granted under this Plan;

(v)	Unless otherwise specified by the terms of this Plan, to select the Employees and Participants to whom Awards may be awarded from time to time;

(vi)	Unless otherwise specified by the terms of this Plan, to determine the type or types of Award to be granted to each Participant hereunder;

Annex 2 - 7

(vii)
Unless otherwise specified by the terms of this Plan, to determine (A) the number of Shares to be made subject to each Award other than a Performance Unit Award, and (B) the potential value to be made subject to each Performance Unit Award;

(viii)	To determine the Fair Market Value of the Shares and the exercise price per Share of Awards to be granted;

(ix)
Unless otherwise specified by the terms of this Plan, to prescribe the terms, conditions and restrictions, not inconsistent with the provisions of this Plan, of any Award granted hereunder and, with the consent of the Participants, modify or amend each Award;

(x)	To determine whether, to what extent, and under what circumstances Awards may be reduced, canceled or suspended;

(xi)
To amend or modify (A) any outstanding Performance Awards, in its discretion, in accordance with Section 7(i)(iv) and Section 8(g)(iv), and (B) any outstanding Performance Unit Awards, in its discretion in accordance, with Section 9(g)(i);

(xii)
To establish procedures for an Optionee (A) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value on the date of exercise, which, together with such cash as shall be paid in respect of a fractional Share, shall equal the Exercise Price, and (B) to exercise an Option by way of a cashless exercise pursuant to which the Optionee instructs the Company's designee to sell some or all of the Shares subject to the exercised portion of the Option and deliver promptly to the Company the amount of the sales proceeds sufficient to pay the Exercise Price;

(xiii)
To establish procedures whereby a number of Shares may be (A) withheld from the total number of Shares to be issued upon exercise of an Option or upon settlement of any Restricted Share Unit Award, (B) sold by way of a "cashless exercise" arranged by the Company's designee upon exercise of an Option, or (C) surrendered by a Participant to the Company or its designee in connection with the exercise of an Option, or the vesting of any Restricted Share Award or upon the settlement of any Restricted Share Unit Award, or upon the settlement of any Performance Unit Award, to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of Host Country or country of the Participant's residence or citizenship, if applicable, Employee Taxes incurred by the Participant upon such exercise, surrender, vesting or settlement or to meet the obligation of the Participant, if any, to the Company or any of its Subsidiaries under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto;

(xiv)
To establish and interpret Performance Goals and the specific performance factors and targets in relation to the Performance Goals in connection with any grant of Performance Awards or Performance Unit Awards; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per-share data or results computed independently or with respect to a peer group;

(xv)
Evaluate the level of performance over a Performance Period and certify the level of performance attained with respect to Performance Goals and specific performance factors and targets related to Performance Goals;

(xvi)	Waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Options, as described in Section 6(h), may not be waived;

(xvii)
Make any adjustments to this Plan (including but not limited to adjustment of the number of Shares available under this Plan or any Award) and any Award granted under this Plan, as may be appropriate pursuant to Section 11;

(xviii)
Notwithstanding the provisions of Section 15(b), to issue Awards of Options, Restricted Shares, Restricted Share Units, or any of them, which, in the Committee's discretion, (A) will not be subject to accelerated vesting and, as respects Options, may not remain exercisable for the entire Option term upon retirement by a Participant on or after his or her Normal Retirement Age, and/or (B) for

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Awards with respect to any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting upon a specified deferred date following the achievement of Normal Retirement Age and, as respects Options, may remain exercisable for all or a portion of the entire Option term upon that specified deferred date following achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Award;

(xix)
Notwithstanding the provisions of Sections 15(b), (c) and (d), to issue Performance Unit Awards which, in the Committee's discretion, (A) will not be subject to automatic accelerated vesting and determination upon Retirement by a Participant on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to his or her Performance Unit Award as of the date of his or her Retirement that may cause a portion of the targeted amount under the Performance Unit Award to become payable, and/or (B) for Performance Unit Awards with respect to any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting and determination described in clause (A) upon a specified deferred date following the achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Performance Unit Award;

(xx)
Notwithstanding the provisions of Section 11(c), to issue Awards of Restricted Shares and Restricted Share Units which, in the Committee's discretion, will not be subject to automatic waiver of the remaining restrictions and accelerated vesting if the employment of the Participant is terminated for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company, as shall be determined by the Committee and stated in the Award;

(xxi)
Notwithstanding the provisions of Section 11(c), to issue Performance Unit Awards which, in the Committee's discretion, will not be subject to automatic accelerated vesting and interpretation upon the date the Services of the Participant terminates for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company as if the specific targets related to his or her Performance Unit Award have been achieved to a level of performance as of the date his or her Services terminates that would cause all (100%) of the targeted amount under the Performance Unit Award to become payable, as shall be determined by the Committee and stated in the Performance Unit Award;

(xxii)	Appoint such agents as it shall deem appropriate for proper administration of this Plan;

(xxiii)	To enter into arrangements with the trustee of any employee benefit trust established by the Company or any of its Subsidiaries to facilitate the administration of Awards under this Plan; and

(xxiv)	To take any other actions deemed necessary or advisable for the administration of this Plan.

The Committee may, in its sole and absolute discretion, and subject to the provisions of this Plan, from time to time delegate any or all of its authority to administer this Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of this Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code or Awards held by Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All interpretations and determinations of the Committee made with respect to the granting of Awards shall be final, conclusive and binding on all interested parties. The Committee may make grants of Awards on an individual or group basis.

(c)Employment of Advisors. The Committee may employ attorneys, consultants, accountants, and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

(d)Limitation of Liability/Rights of Indemnification.

(i)
To the fullest extent permitted by applicable law and subject to Subsection (d)(ii) below, no member of the Committee or any person acting as a delegate of the Committee with respect to this Plan shall be liable for any action that is taken or is omitted to be taken or for any losses resulting from any action, interpretation, construction or omission made in good faith with respect to this Plan or any Award granted under this Plan. In addition to such other rights of indemnification as they may have

Annex 2 - 9

as directors, to the fullest extent permitted by applicable law and subject to Subsection (d)(iii) below, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with this Plan or any Option or other Award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a director or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

(ii)
Nothing in this Section 3 shall exempt a director of a company (to any extent) from any liability that would otherwise attach to him or her in connection with any negligence, default, breach of duty or breach of trust in relation to the company.

(iii)	Notwithstanding any provision in this Plan to the contrary, the Company does not make any indemnity in respect of:

(A)
any claim brought against a director of the Company or of any Associated Company (for purposes of this Section 3 only, a "Director") brought by the Company or an Associated Company for negligence, default, breach of duty or breach of trust;

(B)	any liability of a Director to pay:

(1)	a fine imposed in criminal proceedings; or

(2)	a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising);

(C)any liability incurred by a Director:

(1)in defending any criminal proceedings in which he or she is convicted;

(2)	in defending any civil proceedings brought by the Company or an Associated Company in which judgment is given against him or her; or

(3)	in connection with any application under Section 661(3) or (4) of the Act or Section 1157 of the Act in which the court refuses to grant the Director relief.

(iv)
For the purpose of this Section 3, "company" means a company formed and registered under the Act, references to a conviction, judgment or refusal of relief are to the final decision in the relevant proceedings which shall be determined in accordance with Section 234(5) of the Act and references to an "Associated Company" are to an associated company of the Company within the meaning of the Act.

(e)Holding Period. The Committee may in its sole discretion require as a condition to the granting of any Award, that a Participant hold the Award for a period of six (6) months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security (as defined in Rule 16a-1(c) under the Exchange Act) if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

SECTION 4
ELIGIBILITY

(a)General Rule. Subject to the limitations set forth in Subsection (b) below or elsewhere in this Plan, Employees shall be eligible to participate in this Plan. A Participant may be granted more than one Award under this Plan, and Awards may be granted at any time or times during the term of this Plan. The grant of an Award to an

Annex 2 - 10

Employee shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Plan. Awards may also be granted under an Annex to the Plan. Non-Employee Directors are not eligible to be granted Awards under the main rules of the Plan, and shall only be eligible to participate in Awards granted under an Annex to the Plan.

(b)Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

SECTION 5
SHARES SUBJECT TO PLAN

(a)Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed fourteen million (14,000,000) Shares (the "Plan Maximum"), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the "Pre-Effective Period"). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorised, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

(b)Additional Shares. In the event any Shares that have been subject to issuance upon exercise of an Option cease to be subject to such Option, or if any Shares that are subject to a Restricted Share Award, Restricted Share Unit Award or Performance Award are forfeited or any such Award terminates, such Shares to the extent of such forfeiture or termination (including Shares that have been acquired by the trustees of any employee benefit trust established in connection with this Plan pursuant to forfeiture of an Award), shall again be available for distribution in connection with future Awards under this Plan and the re-issuance of such Shares shall not be counted for purposes of computing the number of Shares that may be granted in connection with Awards under this Plan.

SECTION 6
TERMS AND CONDITIONS OF OPTIONS

(a)Form of Option Grant. Each Option granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Option Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve. If an ISO and an NSO are granted to the same Optionee at the same time, the form of each Option will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Option affect the right to exercise the other Option.

Annex 2 - 11

(b)Date of Grant. The Date of Grant of an Option shall be as defined in Section 2. The Committee makes the determination to grant such Options unless otherwise specified by the Committee or the terms of this Plan. The applicable Option Agreement shall be delivered to the Participant within a reasonable time after the granting of the Option.

(c)Term of Option. The term of each Option shall be such term as may be determined by the Committee, but such term shall not exceed seven (7) years (or five (5) years in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).

(d)Vesting of Options. Unless otherwise provided in the applicable Option Agreement or this Section 6(d), each Option granted pursuant to this Plan shall vest at the rate of 25% per year, on each anniversary of the Date of Grant, until such Option is fully vested.

(e)Termination of an Option. All Options shall terminate upon their expiration, their surrender, upon breach by the Optionee of any provisions of the Option, or in accordance with any other rules and procedures incorporated into the terms and conditions governing the Options as the Committee shall deem advisable or appropriate.

(f)Exercise Price and Method of Payment.

(i)Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).

(ii)Payment for Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by check acceptable to the Company or by any other method of payment as may be permitted under applicable law and authorised under Section 3(b) and stated in the Option Agreement (at the Date of Grant with respect to any Option granted as an ISO).

(g)Exercise of Option.

(i)Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Committee, including without limitation Performance Goals, and in accordance with the terms of this Plan.

(ii)An Option may not be exercised for a fraction of a Share.

(iii)An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company or its designee. Full payment may, as authorised by the Committee, consist of any form of consideration and method of payment allowable under Section 6(f)(ii). Upon receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall have the rights of a holder of a Share, and the Share shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Participant is recorded as holder of the Share, except as provided in Section 11.

(iv)Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

(h)Restriction on Repricing. The Exercise Price of outstanding Options may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 11(a). Within the limitations of this Plan, the Committee may otherwise modify outstanding Options; provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

(i)Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Option Agreement.

Annex 2 - 12

(j)Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

(k)Leaves of Absence. Leaves of Absence approved by the Company which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

(l)Limitation on Grants of Options to Employees. The total number of Shares for which Options may be granted and which may be awarded as Restricted Shares and Restricted Share Units to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of this Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate and intended, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options or other Awards that are canceled or repriced.

(m)Disqualifying Disposition. The Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any Share or Shares issued to him or her pursuant to the exercise of the ISO within the two-(2) year period commencing on the day after the Date of Grant of such Option or within the one-(1) year period commencing on the day after the date of transfer of the Share or Shares to him or her pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of Employee Taxes required by law to be withheld.

(n)Acquisitions and Other Transactions. Notwithstanding the provisions of Section 11(c), in the case of an Option issued or assumed pursuant to Section 11(c), the exercise price and number of Shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under this Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Options under this Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or a Subsidiary acquiring another entity, an interest in another entity or an additional interest in a Subsidiary whether by merger, share purchase, asset purchase or other form of transaction.

SECTION 7
RESTRICTED SHARE AWARDS

(a)Authority to Grant Restricted Share Awards. The Committee is hereby authorised to grant awards of Restricted Shares to Participants. The Committee may determine to grant awards of Restricted Shares as Performance Awards subject to the requirements of Section 7(i).

(i)Restricted Shares shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose (including, without limitation, any limitations on the right to receive any dividend, or dividend equivalent, or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(ii)The terms, conditions and restrictions of the Restricted Share Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.

Annex 2 - 13

(iii)Restricted Share Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the "Restriction Period") for each Restricted Share Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Award, the target and maximum amount payable, and the extent to which such Restricted Share Awards have been earned. Restricted Share Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.

(iv)At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.

(b)Absent other terms, conditions and restrictions of the Restricted Share Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years. The Committee may legend the certificates representing the Restricted Share Awards to give appropriate notice of the applicable terms, conditions and restrictions thereof, as well as any applicable restrictions under applicable U.S. federal, state or other securities laws, and may deposit such certificates with the Secretary of the Company pending vesting of the Restricted Share Awards, or may make other arrangements for the Restricted Shares to be held on behalf of the Participant in order to ensure compliance with the restrictions.

(c)Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Award shall be fully paid up.

(d)Form of Restricted Share Award. Each Restricted Share Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted Share Award which are not inconsistent with this Plan.

(e)Date of Grant. The Date of Grant of a Restricted Share Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

(f)Vesting. On the date or dates the Restriction Period terminates, the applicable number of Restricted Shares shall vest in the Participant and the Company shall arrange for the transfer to the Participant of the number of Shares that are no longer subject to such restrictions.

(g)Forfeiture. Any Restricted Shares subject to a Restricted Share Award that are forfeited pursuant to the terms and conditions of this Plan and/or the applicable Award Agreement may be transferred to an employee benefit trust established in connection with this Plan and the Participant may be required to complete certain documents in order to effectuate such transfer.

(h)Notice of Election Under 83(b). No Participant shall exercise the election permitted under Section 83(b) of the Code with respect to any Award without the written approval of the General Counsel of the Company. Each Participant making an election will provide a copy thereof to the Company within thirty (30) days of the filing of such election with the U.S. Internal Revenue Service.

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(i)Performance Awards. In the case of any Restricted Share Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Shares as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:

(i)Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(ii)Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.

(iii)Performance Goals; Specific Performance Targets; Award Criteria.

(A)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (i)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (i)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (i)(iii)A).

(B)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(iv)Adjustments.

(A)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (i) whether before or after the end of the Performance Period to the extent it deems appropriate in its

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sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(B)In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (i) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(C)Notwithstanding the foregoing provisions of this Subsection (i)(iv), with respect to a Performance Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (i)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(v)Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (i)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

(vi)Limitation on Grants of Restricted Shares to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.

(vii)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Subsection (i) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

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SECTION 8
RESTRICTED SHARE UNIT AWARDS

(a)Authority to Grant Restricted Share Unit Awards. The Committee is hereby authorised to grant awards of Restricted Share Units to Participants. The Committee may determine to grant awards of Restricted Share Units as Performance Awards subject to the requirements of Section 8(g).

(i)Restricted Share Units shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(ii)The terms, conditions and restrictions of the Restricted Share Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Unit Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.

(iii)Restricted Share Unit Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. A Restricted Share Unit entitles a Participant to one Share upon fulfillment of the vesting restrictions determined by the Committee. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the "Restriction Period") for each Restricted Share Unit Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Unit Award, the target and maximum amount payable, and the extent to which such Restricted Share Unit Awards have been earned. Restricted Share Unit Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Unit Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Unit Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Unit Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.

(iv)At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Unit Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Unit Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.

(v)Absent other terms, conditions and restrictions of the Restricted Share Unit Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Unit Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Unit Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Unit Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years.

(b)Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Unit Award shall be fully paid up.

(c)Form of Restricted Share Unit Award. Each Restricted Share Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted Share Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Restricted Share Unit Award will comply with Section 409A of the Code.

(d)Date of Grant. The Date of Grant of a Restricted Share Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the

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terms of this Plan. The applicable Award Deed and Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

(e)Vesting. On the date or dates the Restriction Period terminates, Restricted Share Units shall vest and the Company shall issue to the Participant the number of Shares that corresponds to the number of Restricted Share Units that are no longer subject to such restrictions.

(f)Performance Awards. In the case of any Restricted Share Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Share Units as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:

(i)Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(ii)Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.

(iii)Performance Goals; Specific Performance Targets; Award Criteria.

(A)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (g)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (g)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (g)(iii)A).

(B)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

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(iv)Adjustments.

(A)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (g) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(B)In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (g) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(C)Notwithstanding the foregoing provisions of this Subsection (g)(iv), with respect to a Performance Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (g)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(v)Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (g)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

(vi)Limitation on Grants of Restricted Share Units to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.

(vii)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Subsection (g) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the

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remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

SECTION 9
PERFORMANCE UNIT AWARDS

(a)Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Plan payable in the form of Shares to the eligible Employees determined under Section 4(a). The Committee shall determine the provisions, terms and conditions of each Performance Unit Award, which need not be identical, including, but not limited to, the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible, the Date of Grant, the vesting, and the forfeiture provisions, that are not inconsistent with this Plan subject to the provisions of this Section 9. In the case of any Performance Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Performance Unit Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions of this Section 9.

The Committee will determine the Employees who will be eligible to receive a Performance Unit Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Unit Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Unit Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Unit Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible.

(b)Form of Performance Unit Award. Each Performance Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Performance Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Performance Unit Award will comply with Section 409A of the Code.

(c)Grant Criteria. In determining the amount and value of each Performance Unit Award to be granted, the Committee may take into account the responsibility level, performance, potential, other Performance Unit Awards, and such other considerations with respect to a Participant as it deems appropriate.

(d)Date of Grant. The Date of Grant of a Performance Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

(e)Performance Period. Performance Unit Awards shall be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(f)Performance Goals; Specific Performance Targets; Award Criteria.

(i)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (A) the Performance Goals that will apply to that Performance Period; (B) with respect to Performance Goals,

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the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Unit Award; and (C) subject to Subsection (g)(i) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Unit Award will be earned and become payable, and the percentage of the Performance Unit Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (f)(i) with respect to each Performance Unit Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Unit Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (f)(i).

(ii)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Unit Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(g)Adjustments.

(i)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 9 whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Unit Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements. The Committee also reserves the right to increase or decrease by up to twenty percent (20%) the amount of the Performance Unit Award determined by the Committee pursuant to Section 9(h) to be payable for the Performance Period to any Participant. The determination of the amount of the increase or decrease, if any, in the amount of any such Participant's Performance Unit Award for the Performance Period shall be determined by the Committee in connection with its determinations under Section 9(h) for the Performance Period.

(ii)In the event of any change in outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 9 for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(iii)Notwithstanding the foregoing provisions of this Subsection (g) and the subsequent provisions of Subsections (h) and (j), with respect to (A) any Performance Unit Award, the Committee shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or exercising such discretion would be impermissible under Section 409A of the Code, and (B) any Performance Unit Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee

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shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or exercising such discretion would cause any such Performance Unit Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(h)Payment; Certification. As soon as administratively feasible after the end of each Performance Period, the Committee shall determine whether the Performance Goals applicable to Performance Unit Awards for such Performance Period were satisfied and, if such Performance Goals were satisfied in whole or in part, the amount payable for each Participant granted a Performance Unit Award. Unless otherwise specified by the terms of this Plan, no Performance Unit Award will vest or be deemed earned and payable with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (h), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

(i)Limitation on Grants of Performance Unit Awards to Employees. The maximum aggregate value of Shares issuable pursuant to a Performance Unit Award for any Performance Period to any Employee is $10,000,000.

(j)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Unit Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Section 9 shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company may take a full tax deduction for such Performance Unit Awards. If any provision of this Plan or any Performance Unit Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k)Disqualification of Award. This Plan is intended to align the interests of Employee and the holders of Shares. Occasionally unusual circumstances may arise that are not anticipated by this Plan. Should a situation occur where a Participant is deemed to have (A) breached the Company's Code of Business Conduct Policy, (B) materially breached any other policy of the Company, or (C) experienced a significant incident involving a fatal or serious injury to an Employee under the supervision of the Participant or significant damage to the property of the Company and its Subsidiaries or the environment which is caused by the actions or inactions of the Participant or one or more Employees under his or her supervision, the Committee, in its sole discretion, may disqualify the Participant from earning or receiving payment of any Performance Unit Award for a given Performance Period in whole or in part. Participation in future Performance Periods may be considered independent of this decision.

SECTION 10
ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS

(a)Issuance of Shares. As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under U.S. federal and all applicable state securities laws and other non-U.S. registration laws, rules and regulations the Committee deems applicable and for which, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such Shares. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable Employee Taxes owed by the Participant as the result of the receipt of an Award, the vesting or settlement of an Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such Employee Taxes and/or any amounts

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owed to the Company under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. Except as provided in Sections 11(c) and 15(b), the transfer of the corresponding number of Shares under a Restricted Share Unit Award in which the Participant has become vested in the Restricted Share Units shall be made to the Participant within sixty (60) days (with the exact payment date determined by the Company in its sole discretion) of (i) the date the Restriction Period with respect to those Restricted Share Units terminates, or (ii) if earlier and specifically provided in the applicable Award Agreement, the date the Participant's Services terminates during the Restriction Period for a reason set forth in Section 11(c), 15(b), 15(c) or 15(d) and the restrictions on those Restricted Share Units are automatically waived, in order to ensure that this Plan complies with the payment requirements of Section 409A(a)(2)(A) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(1), (a)(4), (b) and (i). The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any Shares for any reason whatsoever.

(b)Eligibility for Payment for a Performance Unit Award. Except as provided in Sections 15(a)(iii), (b), (c) and (d), upon the Committee's written certification in accordance with Section 9(h) that a payment for a Performance Unit Award with respect to a Performance Period is due under this Plan, each Participant who has been granted a Performance Unit Award with respect to such Performance Period and who has remained continuously employed by the Company or a Subsidiary until the last day of such Performance Period shall be entitled to the payment amount applicable to such Participant's Performance Unit Award certified by the Committee for such Performance Period. Payments under this Plan with respect to any such Performance Unit Award shall be made by issuance or transfer of Shares with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable. It is intended that payments (including the issuance or transfer of Shares) under this Plan shall be made as soon as administratively feasible after the end of the Performance Period following written certification by the Committee under Section 9(h) that payment of Performance Unit Awards are due and no later than the December 31st of the year following the year in which that Performance Period ends in order to ensure that this Plan complies with the specified time of payment requirement of Section 409A(a)(2)(A)(iv) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(4) and (b).

(c)Tax Withholding. Awards under this Plan shall be subject to withholding for Employee Taxes required by law. Each Participant shall, no later than the date as of which the value of any Award or any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for Employee Taxes, pay to the Company or its designee, or make arrangements satisfactory to the Committee regarding payment of, any and all such Employee Taxes required to be withheld with respect to such income and any amounts owed to the Company under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. The Company or its designee and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such Employee Taxes from any payment of any kind otherwise due to the Participant and to require any payments necessary in order to enable it to satisfy its withholding obligations. Subject to approval by the Committee and compliance with applicable law, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by authorising the Company or its designee to withhold from Shares to be issued pursuant to any Award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the statutory prescribed amount of the withholding due or other applicable withholding amount. In addition, withholding for Employee Taxes may be by any method set forth in the applicable Award Agreement.

(d)Non-U.K. or U.S. Participants. Without amending this Plan, the Committee may grant Awards to eligible persons who are performing Services in jurisdictions other than the United Kingdom or the United States on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the provisions of laws and regulations in other countries or jurisdictions in which the Company or its Subsidiaries operate.

SECTION 11
CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

(a)Adjustments Upon Changes in Capitalization. Subject to any required action by the holders of Shares, the number of Shares covered by each outstanding Award (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorised for issuance under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, payment of a dividend with respect to the Shares or any other increase or decrease in the number of issued Shares

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effected without receipt of consideration by the Company or any other variation in the share capital of the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b)Dissolution, Liquidation, Sale of Assets or Merger. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Award granted under this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to acquire Shares under Awards or to exercise his or her Options as to all or any part of the Shares covered thereby, including Shares as to which such Awards would not otherwise be vested by reason of an insufficient lapse of time.

In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

(i)if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding Awards for securities of another corporation, then the Committee shall take such action, and the Awards shall terminate, as provided above; or

(ii)if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding Awards or unexercised Options for securities of another corporation, then the Committee, to the extent permissible under the Act and the Code, shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such Awards and such Options.

The term "Reorganization" as used in this Section 11(b) shall mean any scheme of arrangement, statutory merger, statutory consolidations, sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

Except as provided above in this Section 11(b) and except as otherwise provided by the Committee in its sole discretion, any Awards shall terminate immediately prior to the consummation of such proposed action.

(c)Effect of Termination of Employment for Certain Reasons Following a Change in Control. If the employment of a Participant is terminated without Cause (as defined in Section 12(e)) or if the Participant resigns from his or her employment for "good reason" within the two-year period following a Change in Control of the Company, (i) each of the Participant's Options that are not otherwise fully vested and exercisable shall become fully vested and exercisable, notwithstanding Section 6(d), and the Participant shall have the right to exercise those Options as provided in Section 15(a)(i), or for such other period of time as may be determined by the Committee, (ii) all Restricted Shares held by such Participant under a Restricted Share Award that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in those Shares, (iii) all Restricted Share Units that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in the Restricted Share Unit Award and entitled to issuance of the corresponding number of Shares, and (iv) all Performance Unit Awards held by such Participant shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the preceding sentence of this Subsection (c) and the payment of the amount determined pursuant to clause (iv) of the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date his or her Services terminates, the transfer under clause (iii) of the preceding sentence of this Subsection (c) and the payment under clause (iv) of the preceding sentence of this Subsection (c) shall not be made until the date which is six (6) months after the date his or her Services terminates.

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For purposes of this Section 11(c), a Participant may regard his or her employment as being constructively terminated and may, therefore, resign within thirty (30) days of his or her discovery of the occurrence of one or more of the following events, any of which will constitute "good reason" for such resignation if they occur within the two-year period following a Change in Control of the Company:

(i)without the Participant's express written consent, the assignment of the Participant to any position which is not at least equivalent to the Participant's duties, responsibilities and status within the Company and its Subsidiaries immediately prior to the Change in Control;

(ii)a reduction of the Participant's base salary or of any bonus compensation formula applicable to him or her immediately prior to the Change in Control;

(iii)a failure to maintain any of the employee benefits to which Participant is entitled at a level substantially equal to or greater than the value to him or her and his or her dependents of those employee benefits in effect immediately prior to the Change in Control through the continuation of the same or substantially similar plans, programs, policies; or the taking of any action that would materially affect the Participant's participation in or reduce the Participant's benefits under any such plans, programs or policies, or deprive the Participant or his or her dependents of any material fringe benefits enjoyed by the Participant immediately prior to the Change in Control;

(iv)the failure to permit the Participant to take substantially the same number of paid vacation days and leave to which the Participant is entitled immediately prior to the Change in Control; or

(v)requiring the Participant who is based in the office of ENSCO International Incorporated in Houston, Texas on the date a Change in Control of the Company occurs to be based anywhere other than within a fifty (50) mile radius of the office of ENSCO International Incorporated in Houston, Texas, except for required travel on business to an extent substantially consistent with the Participant's business travel obligations immediately prior to the Change in Control.

In the event of the occurrence of any of the above listed events and in the event the Participant wishes to resign from his or her employment on the basis of occurrence of such event, the Participant shall give notice of his or her proposed resignation, and the successor corporation shall have a period of thirty (30) days following its receipt of such notice to remedy the breach or occurrence giving rise to such proposed resignation. In the event the successor corporation fails to so remedy said breach or occurrence by expiration of said thirty (30)-day period, the Participant shall be deemed to have resigned from his or her employment for good reason pursuant to this Section 11(c) and shall be treated as if his or her employment has been terminated without Cause and he or she shall be entitled to the treatment of his or her Awards and Options described in this Section 11(c).

(d)Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under this Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

SECTION 12
RETURN OF PROCEEDS

(a)Requirements. The Committee, in its discretion, may include as a term of any Participant's Option Agreement or any Award Agreement, provisions requiring that:

(i)if the Participant who is an Employee engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as an Employee, or (B) his or her status as an Employee was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a "Termination"); and

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(ii)if (A) the Participant had exercised Options, (B) Restricted Shares or Restricted Share Units held by the Participant had vested, or (C) the Participant had Performance Unit Awards that had vested and become payable, within one (1) year of the date of Termination:

then the Participant shall be required to remit to the Company, within five (5) business days of receipt of written demand therefor, the amounts set forth in Subsection 12(b), 12(c), or 12(d), as appropriate.

(b)Proceeds of Options. If the Participant exercised Options within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Participant's Option Agreement, the Participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the Fair Market Value per Share on the date of exercise of such Option(s) multiplied by the number of Shares with respect to which the Options were exercised over (ii) the aggregate option Exercise Price for such Shares.

(c)Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, or (ii) the Fair Market Value of the corresponding number of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award.

(d)Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of the Fair Market Value of the Shares issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such Shares.

(e)Definition of Cause. For purposes of this Section 12, Section 11(c) and Section 15, "Cause" is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as an Employee, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company's Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant's duties, (iv) the Participant's conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant's alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.

SECTION 13
NO EMPLOYMENT RIGHTS

No provisions of this Plan under any Award Agreement shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Employee's Services at any time, with or without cause.

SECTION 14
TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

(a)Term of Plan. This Plan shall continue in effect for a term of ten (10) years ending 31 December 31 2021 unless sooner terminated under this Section 14.

(b)Amendment and Termination. The Committee in its sole discretion may terminate this Plan at any time and may amend this Plan at any time in such respects as the Committee may deem advisable; provided, that (i) (A) any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 11, or change in the Employees eligible to receive Awards under this Plan, and (B) any

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other amendment that is or would be a "material revision" to this Plan under the then-applicable rules or requirements of the New York Stock Exchange, shall require the approval of the shareholders of the Company in the manner provided by the Company's bylaws, as amended, and (ii) no amendment, suspension or termination of this Plan shall materially adversely affect the rights of a Participant with respect to compensation previously earned and not yet paid.

(c)Effect of Termination. In the event this Plan terminates or is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option or vesting of Restricted Share Award, Restricted Share Unit Award or Performance Unit Award granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant or any Awards previously granted under this Plan.

SECTION 15
GENERAL PROVISIONS

(a)Termination of Status as an Employee. Except as provided in Sections 15(b), 15(c) and 15(d) below:

(i)Effect of Termination on Optionee. A Participant holding an Option who ceases to be an Employee of the Company and its Subsidiaries may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be an Employee (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be an Employee.

(ii)Effect of Termination of Employment on Restricted Share Award and/or Restricted Share Unit Award Holders. In the event an Employee ceases to perform Services for the Company and its Subsidiaries for any reason other than those set forth in Sections 11(c), 15(b), 15(c) or 15(d) during the Restriction Period, then any Restricted Shares and Restricted Share Units held by such Participant that are still subject to restrictions on the date such Participant ceases to be an Employee of the Company and its Subsidiaries shall be forfeited automatically and returned to the Company.

(iii)Effect of Termination of Employment on Performance Unit Awards. Except as provided in Section 11(c), if a Participant resigns before his or her Normal Retirement Age or is terminated involuntarily with or without Cause, and such employment termination occurs before the Participant's Performance Unit Award, if any, has been certified pursuant to Section 9(h), then such Participant shall forfeit that unpaid Performance Unit Award and shall not be entitled to receive any payment under this Plan with respect to his or her Performance Unit Award for such Performance Period.

(b)Retirement on or after Normal Retirement Age. In the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant's retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted Shares held by such Participant under each Restricted Share Award shall be automatically waived and the Participant shall be fully vested in those Shares, and (iii) all of the restrictions remaining on all of the remaining Restricted Share Units under each Restricted Share Unit Award shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of Shares. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date his or her Services terminates and the denominator of which is the total number of days in that Performance Period. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of

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this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.

(c)Permanent and Total Disability. In the event a Participant is unable to continue to perform Services for the Company and its Subsidiaries as a result of such Participant's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Participant was an Employee and had been an Employee since the Date of Grant), such Participant may exercise an Option in whole or in part to the extent that the Participant was entitled to exercise it on the date his or her Services cease, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of termination of his or her Services due to such Permanent and Total Disability. To the extent the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award Agreement, if a Participant's employment is terminated during a Restriction Period because of Permanent and Total Disability, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Permanent and Total Disability, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (c) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates.

(d)Death of a Participant. In the event a Participant's death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was an Employee (and, for ISOs, at the time of death, the Participant was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant's death by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant's estate. To the extent the Option is not entitled to be exercised on the date of the Participant's death, or if the Option is not exercised within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award Agreement, if a Participant's employment is terminated during a Restriction Period because of death, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate, and such payment shall be made to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant's estate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of death, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (d) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (d) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date of the Participant's death to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant's estate.

(e)Non-Transferability of Awards. No Award granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (i) by a then-effective beneficiary designation (if applicable) or the executor or administer of the Participant's estate, or (ii) in the case of any holder after the Participant's death, only by will or by the laws of descent and distribution. No Award granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Award granted under this Plan can only vest or be exercised, or become payable, by such Participant during the Participant's lifetime. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Award shall be null and void and without force or effect. No transfer of the Award to the executor or administer of the Participant's estate shall be effective to bind the Company unless the Company shall have been furnished such evidence as the Committee may deem necessary to establish the validity

Annex 2 - 28

of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Award. The terms of any Award transferred pursuant to a then-effective beneficiary designation (if applicable) or to the executor or administer of the Participant's estate shall be binding upon the executors, administrators, heirs and successors of the Participant.

(f)Designation of Beneficiary. Only if permitted under the applicable Award Agreement, a Participant may designate a primary and contingent beneficiary who shall in the event of the Participant's death (i) succeed to the Participant's right to exercise his or her Options under the terms and during the period specified in Section 15(d), (ii) become entitled to any settlement of the Participant's Restricted Share Award and/or Restricted Share Unit Award under Section 15(d), and (iii) succeed to the Participant's right to any payment of the Participant's Performance Unit Award under Section 15(d). The designation of beneficiary will control the exercise rights, if any, with respect to all outstanding Options the Participant holds on the date of his or her death and the entitlement to settlement, if any, under all outstanding Restricted Share Awards, Restricted Share Unit Awards and Performance Unit Awards the Participant holds on the date of his or her death, as well as under all other awards held by the Participant on the date of his or her death that were granted under the 1998 Incentive Plan, the Ensco International Incorporated 2000 Stock Option Plan, and the 2005 LTIP. If the primary beneficiary and contingent beneficiary, if any, designated by the Participant in his or her then-effective beneficiary designation predecease the Participant or if no such designation is made or permitted to be made, the executor or the administrator of the Participant's estate shall succeed to the Participant's rights described in this Section 15(f). A Participant may only have one applicable beneficiary designation on file with the Company with regard to Options, Restricted Stock Awards, Restricted Share Unit Awards and Performance Unit Awards. A Participant may revoke any designation of beneficiary on file with the Director-Compensation & Benefits of the Company by filing a new designation of beneficiary with the Director-Compensation & Benefits. The most recent designation of beneficiary filed by a Participant with the Director-Compensation & Benefits will supersede any previously filed designation of beneficiary.

SECTION 16
FUNDING AND STATUS OF PROGRAM

This Plan is a payroll practice of the Company and not an employee benefit plan within the meaning of Section 3(3) of ERISA. This Plan is not funded in the sense of a "funded plan" under ERISA, or U.S. Internal Revenue Service or other government regulations, which prescribe certain Participant rights and fiduciary obligations. Funding for this Plan will be equivalent to the sum of individual Performance Unit Awards. Funding is for accounting purposes only and does not confer any rights to Participants to any portion of such funds or any other Company assets except under this Plan rules and Performance Unit Award guidelines. To the extent that a Participant acquires a right to receive payment from the Company under this Plan, such right shall be no greater than the rights of any unsecured creditor of the Company.

SECTION 17
GOVERNING LAW

THIS PLAN AND ANY AND ALL AWARD AGREEMENTS EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Annex 2 - 29

FIRST AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN

THIS AMENDMENT is effective the twenty-first day of August 2012, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").

WITNESSETH:

WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan") effective 1 January 2012;

WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 20 August 2012, has authorised and approved this First Amendment to the Plan during a regular meeting held on 21 August 2012; and

WHEREAS, the Company now desires to adopt this First Amendment to the Plan for the purpose of amending the accelerated vesting and continued option exercisability provisions of Sections 3(b)(xviii) and 15(b) of the Plan;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following First Amendment to the Plan:

1.    Section 3(b)(xviii) of the Plan is hereby amended in its entirety to read as follows:

(xviii)
Notwithstanding the provisions of Section 15(b), to issue Awards of Options, Restricted Shares, Restricted Share Units, or any of them, which, in the Committee's discretion, (A) will not be subject to accelerated vesting and, as respects Options, may not remain exercisable for the entire Option term upon retirement by a Participant on or after his or her Normal Retirement Age, and/or (B) for Awards with respect to any Participants who will attain Normal Retirement Age within one year following the Date of Grant, will be subject to accelerated vesting following the achievement of Normal Retirement Age and, as respects Options, may remain exercisable for all or a portion of the entire Option term following achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Award;

2.    Section 15(b) of the Plan is hereby amended in its entirety to read as follows:

(b)    Retirement on or after Normal Retirement Age. Except as provided in the two sentences next following, in the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant's retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted Shares held by such Participant under each Restricted Share Award shall be automatically waived and the Participant shall be fully vested in those Shares, and (iii) all of the restrictions remaining on all of the remaining Restricted Share Units under each Restricted Share Unit Award shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of Shares. If a Participant has attained Normal Retirement Age as of the Date of Grant of an Award of an Option, Restricted Shares or Restricted Share Units, the provisions of the preceding sentence of this Section 15(b) for (i) accelerated vesting and continued exercisability of the Option for the entire Option term upon the retirement of the Participant on or after achieving Normal Retirement Age, and (ii) accelerated vesting and waiver of the restrictions on Restricted Shares and Restricted Share Units upon the retirement of the Participant on or after achieving Normal Retirement Age, shall not be applicable to any such Award. If a Participant will attain Normal Retirement Age within the one-year period following the Date of Grant of an Award of an Option, Restricted Shares or Restricted Share Units, the provisions of the first sentence of this Section 15(b) for (i) accelerated vesting and continued exercisability of the Option for the entire Option term upon the retirement of the Participant on or after achieving Normal Retirement Age, and (ii) accelerated vesting and waiver of the restrictions on Restricted Shares and Restricted Share Units upon the retirement of the Participant on or after achieving Normal Retirement Age, shall not be applicable to any such Award

Annex 2 - 30

until the one-year anniversary of the Date of Grant of that Award. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date his or her Services terminates and the denominator of which is the total number of days in that Performance Period. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorised officers, has caused this First Amendment to be executed effective as first above written.

ENSCO plc

_/s/___ Brady K. Long______
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 31

SECOND AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN

THIS AMENDMENT is effective the 1st day of January 2013, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").

WITNESSETH:

WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan") and Annex 2 to the Plan ("Annex 2), effective 1 January 2012;

WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 25 February 2013, has authorised and approved this Second Amendment to the Plan during a regular meeting held on 26 February 2013; and

WHEREAS, the Company now desires to adopt this Second Amendment to the Plan for the purpose of (i) amending Sections 3(b)(xvi) and 6(h) of the Plan to prohibit cash buyouts of underwater options, and (ii) amending Section 9(a) of the Plan and Section 9 of Annex 2 to provide that dividend equivalents may accrue under a Performance Unit Award and be payable on the same date as the settlement of the Performance Unit Award, and that the dividend equivalents may be payable in cash or Shares;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Second Amendment to the Plan:

1.    Section 3(b)(xvi) of the Plan is hereby amended in its entirety to read as follows:

(xvi)
Waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibitions on the repricing of Options and the cash buyout of underwater Options, as described in Section 6(h), may not be waived;

2.    Section 6(h) of the Plan is hereby amended in its entirety to read as follows:

(h)    Restrictions on Repricing and Cash Buyouts. Except with respect to adjustments for changes in capitalization as provided in Section 11(a), no outstanding Option may be:

(i)amended to decrease the Exercise Price,

(ii)canceled in exchange for the grant of any Option with a lower Exercise Price or any new Award, or

(iii)otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option), unless such action is first approved by the Company's shareholders.

Within the limitations of this Plan, the Committee may otherwise modify outstanding Options; provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

3.    Section 9(a) of the Plan is hereby amended to add the following sentence to the end thereof to read as follows:

The terms of a Performance Unit Award may provide for an accrual during the Performance Period of a dividend equivalent with respect to the number of Shares, if any, that become payable under the Performance Unit Award under Section 10(b) in the case of a dividend or other distribution on the Shares during the Performance Period, which

Annex 2 - 32

aggregate dividend equivalents shall be payable to the Participant on the same date as any such Shares are issued to the Participant under Section 10(b).

4.    Section 9 of Annex 2 is hereby amended in its entirety to read as follows:

The following provision shall supplement Section 9(a) of the Plan:
(a)    Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash to the eligible Employees determined under Section 4(a). The terms of a Performance Unit Award under this Annex 2 may provide for an accrual during the Performance Period of a dividend equivalent with respect to the number of Shares, if any, that become payable under the Performance Unit Award under Section 10(b) in the case of a dividend or other distribution on the Shares during the Performance Period, which aggregate dividend equivalents may be payable in the form of cash or Shares or a combination of Shares and cash and shall be payable to the Participant on the same date as any such Shares are issued to the Participant under Section 10(b) or whole or partial cash settlement is made under this Annex 2.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorised officers, has caused this Second Amendment to be executed effective as first above written.

ENSCO plc

__/s/ Brady K. Long________________
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 33

THIRD AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN

THIS AMENDMENT is effective the 30th day of March 2015, by Ensco plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the “Plan”), effective 1 January 2012;

WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 30 March 2015, has authorized and approved this Third Amendment to the Plan during a regular meeting held on 30 March 2015; and

WHEREAS, the Company now desires to adopt this Third Amendment to the Plan for the purpose of (i) amending Section 5(a) of the Plan to increase the aggregate number of Shares available for issuance under the Plan, such amendment to be subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 18 May 2015, and (ii) amending the definition of “Performance Goals” of the Plan to add one performance goal;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Third Amendment to the Plan:

(1) Section 5(a) of the Plan is hereby amended in its entirety to read as follows:

(a)    Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed 23 million (23,000,000) Shares (the “Plan Maximum”), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the “Pre-Effective Period”). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

Annex 2 - 34

(2) The definition of “Performance Goals” of the Plan is hereby amended in its entirety to read as follows:
“Performance Goals” shall mean, with respect to any Performance Award or Performance Unit Award, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 7(i)(iv), Section 8(g)(iv) or Section 9(g)(i). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with U.S. GAAP:
(a)    Net income as a percentage of revenue;
(b)    Earnings per share ("EPS");
(c)    Return on net assets employed before interest and taxes ("RONAEBIT");
(d)    Operating margin as a percentage of revenue;
(e)    Safety performance relative to industry standards and the Company annual target;
(f)    Strategic team goals (“STGs”);
(g)    Net operating profit after taxes;
(h)    Net operating profit after taxes per share;
(i)    Return on invested capital;
(j)    Return on assets or net assets;
(k)    Total shareholder return (“TSR”);

(l)	Relative total shareholder return (as compared with a peer group of the Company) (“relative TSR”);
(m)    Absolute return on capital employed (“absolute ROCE”);

(n)	Relative return on capital employed (as compared with a peer group of the Company) (“relative ROCE”);

(o)	Earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortization (e.g., “EBIT”, “EBITD”, EBITDA”);

(p)	Net income;
(q)    Free cash flow;
(r)    Free cash flow per share;
(s)    Revenue (or any component thereof);
(t)    Revenue growth; or

(u)	If applicable, any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the Code.
IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Third Amendment to be executed effective as first above written.

Ensco plc

__/s/ Brady K. Long________________
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 35

ANNEX 1 TO THE

ENSCO plc

2012 LONG-TERM INCENTIVE PLAN

This Annex 1 to the Ensco plc 2012 Long-Term Incentive Plan governs Awards granted to Non-Employee Directors of the Company under the Plan. Awards granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.

SECTION 1
ESTABLISHMENT AND PURPOSE

The following paragraph shall supplement Section 1 of the Plan with respect to Awards to Non-Employee Directors:

This Annex 1 has been established to (i) offer selected Non-Employee Directors of the Company an equity ownership and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii)  provide the Company an opportunity to attract and retain the best available persons for Service on the Board, (iii)  create long-term value and encourage equity participation in the Company by Non-Employee Directors by making available to them the benefits of a larger ADS ownership in the Company through NSOs, Restricted ADS Awards and Restricted ADS Unit Awards, (iv)  provide incentives to such Non-Employee Directors by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company's business by aligning the financial interests of Non-Employee Directors with that of the other holders of ADSs. Toward these objectives, this Annex 1 provides for the grant of NSOs, Restricted ADS Awards and Restricted ADS Unit Awards.

SECTION 2
DEFINITIONS

The following definitions replace or supplement the definitions in Section 2 of the Plan with respect to Awards to Non-Employee Directors:

"Award Agreement" shall mean a written agreement between the Company and a Participant who is a Non-Employee Director setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.

"Committee" shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors. The Board shall assume any or all of the powers and responsibilities prescribed for the Committee with respect to NSOs granted to Non-Employee Directors and Restricted ADS Awards and Restricted ADS Unit Awards to Non-Employee Directors, and to that extent, the term "Committee" as used herein shall also be applicable to the Board.

"Option" shall mean an NSO granted pursuant to Section 4(c).

"Services" shall mean services rendered to the Company as a Non-Employee Director. In order for a Participant's Services to be considered to have terminated for purposes of Section 15(b), such Retirement must constitute a "separation from service" within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).

Annex 2 - 36

SECTION 3
ADMINISTRATION

The following provision shall replace Section 3(b)(v) of the Plan with respect to Awards to Non-Employee Directors:

(v)	Unless otherwise specified by the terms of this Plan, to select the Non-Employee Directors to whom Awards may be awarded under this Annex 1 from time to time;

SECTION 4
ELIGIBILITY

The following provisions shall replace Section 4 of the Plan with respect to Awards to Non-Employee Directors:

(a)    General Rule.     Subject to the limitations set forth in this Plan, Non-Employee Directors shall be eligible to participate in Awards granted under this Annex 1 to the Plan. A Participant may be granted more than one Award under this Annex 1, and Awards may be granted at any time or times during the term of this Annex 1. The grant of an Award to a Non-Employee Director shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Annex 1.

(c)    Grants of Restricted ADS Units to Non-Employee Directors. Grants of Restricted ADS Units to Non-Employee Directors under this Annex 1 shall be as described in this Section 4(c).

a.
Each Non-Employee Director of the Company elected after the Effective Date at the annual shareholders meeting who has not previously served as a Director of the Company shall be granted a Restricted ADS Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

b.
Each Non-Employee Director of the Company appointed after the 2012 Annual Meeting to fill a vacancy in the Board who has not previously served as a Director of the Company shall be granted a Restricted ADS Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

c.
Each other Non-Employee Director of the Company elected at, or continuing to serve following, each annual shareholders meeting, commencing with the 2012 Annual Meeting, shall be granted a Restricted ADS Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

The Board may determine, from time to time, to provide for grants of NSOs to Non-Employee Directors and to grant Restricted ADS Awards to Non-Employee Directors, and to make discretionary grants of Restricted ADS Unit Awards to Non-Employee Directors.

SECTION 5
ADSs SUBJECT TO PLAN

ADSs offered or subject to Awards granted under this Annex 1 shall count towards the limits set forth in Section 5. No Awards may be granted under this Annex 1 which would cause the limits set forth in Section 5 to be exceeded.

SECTION 6
TERMS AND CONDITIONS OF OPTIONS

The following provisions shall replace Sections 6(d) and (f)(i) of the Plan, respectively, with respect to Awards to Non-Employee Directors:

(d)    Vesting of Options. Each NSO that is granted to a Director pursuant to Section 4(c) shall be fully vested and exercisable on the Date of Grant.

Annex 2 - 37

(f) (i)    Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price for any NSO granted pursuant to Section 4(c) of this Annex 1 shall be equal to 100% of the Fair Market Value of the ADSs subject to such NSO on the Date of Grant.

SECTION 7
RESTRICTED ADS AWARDS

The following provision shall replace Section 7(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:

(ii) The terms, conditions and restrictions of the Restricted ADS Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted ADS Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.

SECTION 8
RESTRICTED ADS UNIT AWARDS

The following provision shall replace Section 8(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:

(ii) The terms, conditions and restrictions of the Restricted ADS Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted ADS Unit Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.

The following provisions shall supplement Section 8(a)(iii) of the Plan:

(iii)    The Board may grant Restricted ADS Unit Awards under this Annex 1 payable in the form of (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash.

SECTION 10
ISSUANCE OF ADSs; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 10(a) of the Plan:

(a)    Issuance of ADSs. Payments under this Annex 1 with respect to any Restricted ADS Unit Awards shall be made in (i) cash in one lump sum payment, (ii) cash or by issuance of ADSs, or (iii) a combination of ADSs and cash.

SECTION 12
RETURN OF PROCEEDS

The following provision shall replace Section 12(a)(i) of the Plan with respect to Awards to Non-Employee Directors:

(i) if the Participant who is a Non-Employee Director engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as a Non-Employee Director, or (B) his or her status as a Non-Employee Director was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a "Termination"); and

The following provision shall replace Section 12(c) of the Plan:

(c)    Vested Restricted ADS Awards, Vested Restricted ADS Unit Awards, and the Proceeds Therefrom. If Restricted ADS Award and/or Restricted ADS Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Board, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such ADSs computed as of the date of vesting of such ADSs under a Restricted ADS Award, (ii) the

Annex 2 - 38

Fair Market Value of such ADSs computed as of the date of issuance of such ADSs under a Restricted ADS Unit Award, and (iii) the lump sum cash payment received pursuant to the Restricted ADS Unit Award.

The following provision shall replace Section 12(e) of the Plan with respect to Awards to Non-Employee Directors:

(e)    Definition of Cause. For purposes of this Section 12 and Section 15, "Cause" is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as a Non-Employee Director, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company's Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant's duties, (iv) the Participant's conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant's alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.

SECTION 15
GENERAL PROVISIONS

The following provisions shall supplement Section 15(a) of the Plan with respect to Awards to Non-Employee Directors:

(a)    Termination of Status as a Director. Except as provided in Sections 15(b), 15(c) and 15(d) below:

(i)    Effect of Termination on Optionee. A Participant holding an Option who ceases to be a Non-Employee Director may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be a Non-Employee Director (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be a Non-Employee Director.

(iv)    Effect of Termination of Directorship on Restricted ADS Award and/or Restricted ADS Unit Award Holders. In the event a Non-Employee Director ceases to perform Services for the Company for any reason other than (A) those set forth in Sections 15(c) or 15(d), (B) retirement with the consent of the Board, or (C) involuntarily termination without "Cause," as defined in Section 12(e), during the Restriction Period, then any Restricted ADSs and Restricted ADS Units held by such Non-Employee Director that are still subject to restrictions on the date such Non-Employee Director ceases to be a Non-Employee Director shall be forfeited automatically and returned to the employee benefit trust established in connection with the Plan.

The following provision shall replace Section 15(d) of the Plan with respect to Awards to Non-Employee Directors:

(d)    Death of a Participant. In the event a Participant's death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was a Non-Employee Director, the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant's death, by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant's estate. To the extent the Option is not entitled to be exercised on the date of the Participant's death, or if the Option is not exercised within the time specified herein, such Option shall terminate.

Annex 2 - 39

ANNEX 2 TO THE

ENSCO plc

2012 LONG-TERM INCENTIVE PLAN

This Annex 2 to the Ensco plc 2012 Long-Term Incentive Plan governs the grant of Performance Unit Awards that are payable in (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash. Performance Unit Awards granted pursuant to this Annex 2 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.

SECTION 2
DEFINITIONS

The following definition shall replace the definition of Performance Unit Award in Section 2 of the Plan:

"Performance Unit Award" shall mean an Award payable in (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash, granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

SECTION 8
RESTRICTED ADS AWARDS

The following provision shall supplement Section 8(a)(iii) of the Plan:

(iii)    The Committee may grant Restricted ADS Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash.

SECTION 9
PERFORMANCE UNIT AWARDS

The following provision shall supplement Section 9(a) of the Plan:

(a)    Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash to the eligible Employees determined under Section 4(a).

SECTION 10
ISSUANCE OF ADSs; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 10(a) of the Plan:

(a)    Issuance of ADSs. Payments under this Annex 2 with respect to any Restricted ADS Unit Awards shall be made in (i) cash in one lump sum payment, (ii) cash or by issuance of ADSs, or (iii) a combination of ADSs and cash.

The following provision shall supplement Section 10(b) of the Plan:

(b)    Eligibility for Payment for a Performance Unit Award. Payments under this Annex 2 with respect to any such Performance Unit Award shall be made in (i) cash in one lump sum payment, (ii) cash or by issuance of

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ADSs with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable, or (iii) a combination of ADSs and cash.

SECTION 12
RETURN OF PROCEEDS

The following provision shall replace Section 12(c) of the Plan:

(c)    Vested Restricted ADS Awards, Vested Restricted ADS Unit Awards, and the Proceeds Therefrom. If Restricted ADS Award and/or Restricted ADS Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such ADSs computed as of the date of vesting of such ADSs under a Restricted ADS Award, (ii) the Fair Market Value of such ADSs computed as of the date of issuance of such ADSs under a Restricted ADS Unit Award, and (iii) the lump sum cash payment received pursuant to the Restricted ADS Unit Award.

The following provision shall replace Section 12(d) of the Plan:

(d)    Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements evidencing such Performance Unit Award, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of the ADSs issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such ADSs, and (ii) the lump sum cash payment received pursuant to the Performance Unit Award.

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Annex 3

ENSCO INTERNATIONAL INCORPORATED

2005 CASH INCENTIVE PLAN

(As Revised and Restated for Amendments through 30 March 2015)

SECTION 1
ESTABLISHMENT AND PURPOSE

(a)Purpose. This Plan is established (i) to offer selected Employees, including officers, of the Company or its Subsidiaries an opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to provide incentives to such Employees by means of performance-related incentives to achieve short-term performance goals, and (iv) to promote the growth and success of the Company's business by aligning the financial interests of Employees with that of the other stockholders of the Company. Toward these objectives, this Plan provides for the grant of Annual Performance Bonuses and Discretionary Bonuses.

(b)Effective Date; Stockholder Approval. This Plan is effective as of January 1, 2005, subject to the prior approval of the Committee and by a vote at the Company's 2005 Annual Meeting of Stockholders (the "2005 Annual Meeting") of the owners of at least a majority of the shares of the common stock of the Company, present in person or by proxy and entitled to vote, and shall apply to the Annual Performance Bonuses and Discretionary Bonuses awarded to each Participant in respect of 2005 and thereafter. If this Plan is approved by the stockholders of the Company at the 2005 Annual Meeting, the ENSCO International Incorporated Key Employees' Incentive Compensation Plan, as revised and restated effective January 1, 2003 (the "KEIP"), shall be frozen and no additional bonuses shall be awarded under the KEIP, but the KEIP shall continue to apply to and govern the determination and payment of bonuses awarded under the KEIP for fiscal years of the Company beginning prior to January 1, 2005. Any Annual Performance Bonus awarded under this Plan to a Covered Employee will be contingent on the approval of this Plan by the Company's stockholders. If their approval is not obtained, any Annual Performance Bonuses awarded under this Plan to a Covered Employee will be rescinded.

SECTION 2
DEFINITIONS

For purposes of this Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

"Annual Performance Bonus" shall mean an Award of cash granted under Section 5 of this Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals.

"Award" shall mean any Annual Performance Bonus or Discretionary Bonus, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Notice in order to fulfill the objectives of this Plan.

"Award Notice" shall mean the document issued, either in writing or an electronic medium, by the Committee to a Participant evidencing the grant of an Award, and setting forth the terms, conditions and limitations applicable to that Award, including any amendments thereto.

"Board" shall mean the board of directors of the Company, as duly elected from time to time.

"Change in Control" shall mean the occurrence of any of the following events: (a) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company, or (b) a majority of the members of the Board is replaced during

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any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. The determination of whether a Change in Control has occurred shall be determined by the Committee consistent with Section 409A of the Code.

Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting stock of the Company immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate parent with direct or indirect ownership of all of the voting stock of the Company after such transaction or series of transactions.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

"Committee" shall mean the Nominating, Governance and Compensation Committee of the Board, or such other Committee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors. The Chief Executive Officer of the Company, or such other officers of the Company as may be designated by the Chief Executive Officer of the Company from time to time, may assume any or all of the powers and responsibilities prescribed for the Committee with respect to Awards to Employees who are not Covered Employees or officers of the Company, and to that extent, the term "Committee" as used herein shall also be applicable to the Chief Executive Officer or such other designated officers.

"Company" shall mean ENSCO International Incorporated, a Delaware corporation, or any successor thereto.

"Covered Employee" shall mean, effective January 1, 2007, an Employee who would be subject to Section 162(m) of the Code such that on the last day of the taxable year, the Employee (a) is the principal executive officer of the Company (or is acting in such capacity), or (b) if the total compensation of such Employee for that taxable year is required to be reported to stockholders of the Company under the Exchange Act by reason of such Employee being among the three highest compensated officers of the Company for the taxable year (other than the principal executive officer or the principal financial officer of the Company) as determined pursuant to the executive compensation disclosure rules under the Exchange Act contained in Item 402 of Regulation S-K, as amended by the Securities and Exchange Commission on September 8, 2006.

"Director" shall mean a member of the Board.

"Discretionary Bonuses" shall mean the amount, if any, awarded to a Participant during a Performance Period by the Committee pursuant to Section 6.

"Disinterested Director" shall mean a member of the Board who is (a) a "non-employee director," within the meaning of Rule 16b‑3(b)(3) promulgated under the Exchange Act, (b) an "outside director," within the meaning of Section 162(m)(4)(C)(i) of the Code, and (c) "independent" within the meaning of the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange (or, in each case, any successor provision or term).

"Effective Date" shall mean January 1, 2005.

"Employee" shall include every individual performing Services for the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

"GAAP" means generally accepted accounting principles.

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"Incentive Award" shall mean the total of each Participant's Annual Performance Bonus Award plus his or her Discretionary Bonus Award, if any, for that Performance Period.

"Normal Retirement Age" shall mean with respect to a Participant the later of (a) his or her 65th birthday, or (b) the date a Participant has credit for a "period of service" under the ENSCO Savings Plan of at least twenty (20) years, considering for purposes of this Plan (i) with respect to any Participant hired before the Effective Date, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any Subsidiary, and (ii) with respect to any Participant hired after the Effective Date, any other prior service recognized by the Committee. The Committee, in its discretion, may consider a Participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her Normal Retirement Age.

"Participants" shall mean those individuals described in Section 1 of this Plan selected by the Committee who are eligible under Section 4 of this Plan for grants of Awards.

"Performance Goals" shall mean, with respect to any Annual Performance Bonus, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 5(e). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP:

(a)Net income as a percentage of revenue;

(b)Earnings per share;

(c)Return on net assets employed before interest and taxes (RONAEBIT);

(d)Operating margin as a percentage of revenue;

(e)Safety performance relative to industry standards and the Company annual target;

(f)Strategic team goals;

(g)Net operating profit after taxes;

(h)Net operating profit after taxes per share;

(i)Return on invested capital;

(j)Return on assets or net assets;

(k)Total stockholder return ("TSR");

(l)    Return on capital employed ("ROCE")

(m)    Relative total stockholder return (as compared with a peer group of the Company) ("relative TSR");

(n)	Earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortization (e.g., "EBIT, "EBITD", "EBITDA");

(o)    Net income;

(p)    Free cash flow;

(q)    Free cash flow per share;

(r)    Revenue (or any component thereof);

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(s)    Revenue growth;

(t)    Days sales outstanding ("DSO");

(u)    downtime for any asset; or

(v)	Any other performance objective approved by the stockholders of the Company in accordance with Section 162(m) of the Code.

"Performance Period" shall mean that period established by the Committee at the time any Annual Performance Bonus is awarded or, except in the case of any award to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured. It is intended that the Performance Period will coincide with the fiscal year of the Company.

"Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent the comparable definition in the ENSCO International Incorporated 2005 Long-Term Incentive Plan is reduced or expanded from time to time.

"Plan" shall mean this ENSCO International Incorporated 2005 Cash Incentive Plan, as amended from time to time.

"Plan Schedule" shall mean a schedule that constitutes a part of this Plan and details certain particulars with respect to this Plan and Annual Performance Bonus Awards hereunder for one or more Performance Periods, including the relative Performance Goals, specific performance factors and targets related to these Performance Goals, award criteria, and the targeted amounts of each Annual Performance Bonus Award granted to a Participant. Each Plan Schedule that is applicable to Covered Employees and officers of the Company (as defined in Section 4(b)) shall be adopted by the Committee or shall be prepared by the appropriate officers of the Company based on resolutions, minutes or consents adopted by the Committee. Each Plan Schedule that is applicable to Employees who are not Covered Employees or officers of the Company shall be adopted in consultation with the Committee by the Chief Executive Officer of the Company or such other officers of the Company as may be designated by the Chief Executive Officer of the Company from time to time. There may be more than one Plan Schedule under this Plan. Each Plan Schedule is incorporated herein by reference and thereby made a part of this Plan, and references herein to this Plan shall include the Plan Schedule.

"Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee.

"Subsidiary" shall mean any corporation as to which more than fifty percent (50%) of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

SECTION 3
ADMINISTRATION

(a)General Administration. This Plan shall be administered by the Committee.

(b)Authority of Committee. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have sole and absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business, including, without limitation, the authority to take the following actions:

(i)	To interpret and administer this Plan and to apply its provisions;

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(ii)	To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii)	To authorise any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv)	To determine when Awards are to be granted under this Plan;

(v)	To select the Employees and Participants to whom Awards may be awarded from time to time;

(vi)	To determine the type or types of Award to be granted to each Participant hereunder;

(vii)	To determine the potential cash bonus to be made subject to each Award;

(viii)	To prescribe the terms, conditions and restrictions, not inconsistent with the provisions of this Plan, of any Award granted hereunder;

(ix)	To determine whether, to what extent, and under what circumstances Awards may be settled in cash, reduced, varied, canceled or suspended;

(x)
To determine whether, to what extent and under what circumstances payment of cash and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant;

(xi)	To amend or modify any outstanding Awards, in its discretion, in accordance with Section 5(e);

(xii)
To establish and interpret Performance Goals and the specific performance factors and targets in relation to the Performance Goals in connection with any Award of an Annual Performance Bonus; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per-share data or results computed independently or with respect to a peer group;

(xiii)
Evaluate the level of performance over a Performance Period and certify the level of performance attained with respect to Performance Goals and specific performance factors and targets related to Performance Goals;

(xiv)
Waive or amend any terms, conditions, restriction or limitation on an Award, except that (A) this Subsection 3(b)(xiv) shall not apply to an Annual Performance Bonus Award held by a Covered Employee, and (B) the terms and conditions of Awards to an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act cannot be modified, amended, or waived other than on account of death, disability, retirement, a change in control, or a termination of employment in connection with a business transfer;

(xv)	Appoint such agents as it shall deem appropriate for proper administration of this Plan; and

(xvi)	To take any other actions deemed necessary or advisable for the administration of this Plan.

The Committee may, in its sole and absolute discretion, and subject to the provisions of this Plan, from time to time delegate any or all of its authority to administer this Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of this Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code or Awards held by Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All interpretations and determinations of the Committee made with respect to the granting of Awards shall be final, conclusive and binding on all interested parties. The Committee may make grants of Awards on an individual or group basis.

(c)Employment of Advisors. The Committee may employ attorneys, consultants, accountants, and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

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(d)Limitation of Liability/Rights of Indemnification. No member of the Committee or any person acting as a delegate of the Committee with respect to this Plan shall be liable for any action that is taken or is omitted to be taken or for any losses resulting from any action, interpretation, construction or omission made in good faith with respect to this Plan or any Award granted under this Plan. In addition to such other rights of indemnification as they may have as directors, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with this Plan or any Award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a director or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

SECTION 4
ELIGIBILITY

(a)General Rule. Initially, this Plan has a four-tiered design which will utilize different corporate goals, thresholds, criteria and weighting to determine the Annual Performance Bonuses earned by the Employees who may be eligible for an Award under this Plan; the eligible Employees are described in this Section 4. The Committee or the Chief Executive Officer may determine from time to time to revise or expand the tiers described in Sections 4(b)-(e).

(b)Corporate Officers. This group consists of Employees who are officers of the Company from the Chief Executive Officer to the Controller who have an impact on the strategic direction of the Company.

(c)Business Unit Management. This group consists of Employees who are key business unit leaders of the Company or its Subsidiaries ranging from general managers to directors of staff functions in the business units.

(d)Corporate Key Employees. This group consists of Employees who are department directors, managers, and a few select key senior professionals such as critical engineering talent.

(e)Business Unit Key Employees. This group includes Employees who are business unit managers, including rig managers, functional managers, and select key senior professionals.

(f)New Employees. Eligible positions from which individuals may be selected for participation are described in Sections 4(b)-(e). A new or current Employee who moves into an eligible position and becomes an Employee described in Sections 4(b)-(e) during a Performance Period may participate for that Performance Period at the discretion of the Chief Executive Officer of the Company. Such individual's Award will be prorated for the portion of the Performance Period the individual was eligible.

SECTION 5
ANNUAL PERFORMANCE BONUSES

(a)Annual Performance Bonuses. The Committee may grant Annual Performance Bonuses under this Plan in the form of cash to the eligible Employees determined under Section 4 in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Notice, subject to the provisions of this Section 5.

(b)Performance Periods. Annual Performance Bonuses will be awarded in connection with a twelve-(12) month Performance Period, which will be the fiscal year of the Company.

(c)Eligible Participants. Prior to the commencement of each Performance Period beginning before January 1, 2010, the Committee will determine the Employees who will be eligible to receive an Annual Performance Bonus under this Plan with respect to that Performance Period; provided that the Committee may determine the eligibility of any Employee, other than a Covered Employee, after the commencement of the Performance Period. For any Performance Period beginning after December 31, 2009, the Committee may elect to determine the Employees who will be eligible to receive an Annual Performance Bonus under this Plan with respect to any such Performance Period after the commencement of that Performance Period as long as the Committee's determinations are made in

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writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. An Award Notice shall be provided to each Participant under this Plan as soon as administratively feasible after such Participant becomes eligible for a Performance Period. An Award Notice shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Annual Performance Bonus, as well as any other applicable terms of the Annual Performance Bonus for which he or she is eligible.

(d)Performance Goals; Specific Performance Targets; Award Criteria.

(i)Prior to the commencement of each Performance Period beginning before January 1, 2010, the Committee shall fix and establish in writing (A) the Performance Goals that will apply to that Performance Period; (B) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Annual Performance Bonus; and (C) subject to Subsection (e) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Annual Performance Bonus will be earned and become payable, and the percentage of the Annual Performance Bonus that will be earned and become payable upon attainment of various levels of performance that equal or exceed the minimum required level. For any Performance Period beginning after December 31, 2009, the Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (d)(i) with respect to each Annual Performance Bonus awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (d)(i).

(ii)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Annual Performance Bonuses awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(e)Adjustments.

(i)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 5, whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Annual Performance Bonus Awards to insulate them from the effects of unanticipated, extraordinary, major business developments, e.g., unusual events such as a special asset writedown, sale of a division, etc. The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements. Effective January 1, 2009, the Committee also reserves the right to decrease by up to twenty-five percent (25%) the amount of the Annual Performance Bonus Award determined by the Committee pursuant to Section 5(f) to be payable for the Performance Period to any Participant who is the Chief Executive Officer or a senior executive of the Company to reflect the determination by the Committee pursuant to Section 6, as amended, of the level of that Participant's achievement (or non-achievement) of the individual goals previously established by the Committee for that Participant for the Performance Period. The determination of the amount of the decrease, if any, in the amount of any such Participant's Annual Performance Bonus for the

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Performance Period shall be determined by the Committee in connection with its determinations under Section 5(f) and Section 6 for the Performance Period.

(ii)In the event of any change in outstanding shares of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 5 for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(iii)Notwithstanding the foregoing provisions of this Subsection (e) and the subsequent provisions of Subsections (f) and (i), with respect to (A) any Annual Performance Bonus Award, the Committee shall not have any discretion granted by this Subsection (e) or Subsections (f) and (i) to the extent that reserving or exercising such discretion would be impermissible under Section 409A of the Code, and (B) any Annual Performance Bonus Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (e) or Subsections (f) and (i) to the extent that reserving or exercising such discretion would cause any such Annual Performance Bonus Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(f)Payment, Certification. As soon as administratively feasible after the end of each Performance Period, the Committee shall determine whether the Performance Goals applicable to Annual Performance Bonus Awards for such Performance Period were satisfied and, if such Performance Goals were satisfied in whole or in part, the amount payable for each Participant granted an Annual Performance Bonus Award. No Annual Performance Bonus Award will be deemed to be earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (f), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 9 of the ENSCO International Incorporated 2005 Long-Term Incentive Plan and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

(g)Form of Payment. Annual Performance Bonuses will be paid in cash in accordance with Section 7.

(h)Limitation on Amount of Annual Performance Bonuses. The maximum amount that may be paid pursuant to an Annual Performance Bonus Award for any Performance Period to any one individual under this Plan is $2,500,000.

(i)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Annual Performance Bonus Award be "performance-based compensation" for purposes of Section 162(m) of the Code, this Section 5 shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and related regulations and this Plan shall be operated so that the Company may take a full tax deduction for such Annual Performance Bonus. If any provision of this Plan or any Annual Performance Bonus would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(j)Promotion or Transfer. In the event of promotion or transfer during the Performance Period, the Incentive Award will be determined on a pro rata basis at the different job levels and/or different units or unit sectors. Promotion or transfer after the Performance Period does not affect determination of the Incentive Award amount for that Performance Period.

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(k)Acceleration. Each Participant who has been granted an Annual Performance Bonus Award that is outstanding as of the date of a Change in Control will have his or her Annual Performance Bonus Award interpreted as if the specific targets related to the Performance Goals have been achieved to a level of performance, as of the date of Change in Control, that would cause all (100%) of the Participant's targeted amount under the Annual Performance Bonus to become payable in an amount determined by multiplying that targeted amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the Change in Control date and the denominator of which is 365. The Committee or the Chief Executive Officer may, however, determine in its or his or her sole discretion not to apply the pro rata reduction described in the preceding sentence.

(l)Disqualification of Award. This Plan is intended to align Employee and stockholder interests. Occasionally unusual circumstances may arise that are not anticipated by this Plan. Should a situation occur where a Participant is deemed to have (A) breached the Company's Code of Business Conduct (Ethics) Policy, (B) materially breached any other policy of the Company, or (C) experienced a significant incident involving a fatal or serious injury to an Employee under the supervision of the Participant or significant damage to the property of the Company and its Subsidiaries or the environment which is caused by the actions or inactions of the Participant or one or more Employees under his or her supervision, the Committee, in its sole discretion, may disqualify the Participant from earning or receiving payment of any Award for a given Performance Period in whole or in part. Participation in future Performance Periods may be considered independent of this decision.

SECTION 6
DISCRETIONARY BONUSES

The Committee has designed this Plan with the intent to ensure that this Plan design regarding Annual Performance Bonus Awards will eliminate or minimize the need for the Award of any Discretionary Bonuses. The Committee recognizes, however, that unusual circumstances may occur that prevent paying appropriate rewards to a few key eligible Employees. In recognition of truly extraordinary performance, occasional Discretionary Bonuses Awards may be required and granted by the Committee. In summary, while Discretionary Bonus Awards are made entirely at the discretion of the Committee, they are primarily intended to provide a means of redressing rare inequities in Annual Performance Bonus Award determinations or to reward exemplary performance on a very limited basis. Discretionary Bonuses will be paid in cash in accordance with Section 7.

Notwithstanding the limitations of the preceding paragraph of this Section 6 to the contrary, effective January 1, 2009, the Committee may determine to make a Discretionary Bonus Award to the Chief Executive Officer and/or to any Participant selected by the Chief Executive Officer who is senior executive of the Company for the period coinciding with the Performance Period based upon the Committee's determination regarding the level of that Participant's achievement (or non-achievement) of the individual goals previously established by the Committee (and, with respect to the Chief Executive Officer, are ratified by the Board, and with respect to each such senior executive, are based on recommendations from the Chief Executive Officer) for that Participant for such period. The amount of the Discretionary Bonus that may be payable to any such Participant pursuant to this paragraph may not exceed twenty-five percent (25%) of the amount of the Annual Performance Bonus Award determined by the Committee pursuant to Section 5(f) to be payable for that Performance Period to such Participant. As provided in Section 5(e)(i), as amended, the determination by the Committee pursuant to this paragraph with respect to any such Participant may result in a decrease in the amount of the Annual Performance Bonus determined by the Committee pursuant to Section 5(f) for the Performance Period. The Committee shall make its determinations under this paragraph in connection with its determinations under Section 5(f) for the Performance Period.

SECTION 7
PAYMENT; TAX WITHHOLDING

(a)Eligibility for Non-Tax Deferred Payment. Except as provided in Sections 7(c) through 7(f) below, upon the Committee's written certification in accordance with Section 5(f) that a payment for an Annual Performance Bonus Award with respect to a Performance Period is due under the Plan, each Participant who has been granted an Annual Performance Bonus Award with respect to such Performance Period and who has remained continuously employed by the Company or a Subsidiary until the last day of such Performance Period shall be entitled to the payment amount applicable to such Participant's Annual Performance Bonus Award certified by the Committee for such Performance Period and his or her Discretionary Bonus Award, if any. Payments under this Plan shall be made in cash in one lump sum payment. Effective January 1, 2009, it is intended that payments under this Plan shall be made

Annex 3 - 9

as soon as administratively feasible after the end of the Performance Period following written certification by the Committee under Section 5(f) that payment of Incentive Awards are due and no later than the December 31st of the year following the year in which that Performance Period ends in order to ensure that this Plan complies with the specified time of payment requirement of Section 409A(a)(2)(A)(iv) of the Code and Treas. Reg. §§1.409A-3(a)(4) and (b).

(b)Tax Deferred Payment. If an Award recipient for any Performance Period is eligible to participate in any deferred compensation program sponsored and administered by the Company, he or she may elect, prior to the first day of that Performance Period, to defer all or any portion of that Award payment under the terms and conditions, and up to the limits, determined in the discretion of the Committee and as permitted by the terms of that deferred compensation plan. Notwithstanding the preceding sentence of this Subsection (b), in the case of an Award granted to a Participant described in the preceding sentence for any Performance Period beginning after December 31, 2009, an initial deferral election may be made by that Participant after the commencement of the Performance Period with respect to the portion of the Award which constitutes "performance-based compensation" under Section 409A of the Code; provided that (i) any such election must be made on or before the date that is six months before the end of the Performance Period, (ii) the Participant must perform services continuously from the later of the beginning of the Performance Period or the date all of the required performance criteria are established under Section 5(d) or, if applicable, under the second paragraph of Section 6, through the date an election is made under that deferred compensation program, and (iii) in no event may an election to defer performance-based compensation be made after such compensation has become readily ascertainable. For purposes of this Subsection (b), if the performance-based compensation is a specified or calculable amount, the compensation shall be considered to be readily ascertainable if and when the amount is first substantially certain to be paid. If the performance-based compensation is not a specified or calculable amount because, for example, the amount may vary based upon the level of performance, the compensation, or any portion of the compensation, shall be considered to be readily ascertainable when the amount is first both calculable and substantially certain to be paid.

Except as provided in the next paragraph of this Subsection (b), (i) an Annual Performance Bonus Award granted in accordance Sections 5(c) and 5(d)(i) shall be considered to constitute performance-based compensation under Section 409A of the Code, and (ii) a Discretionary Bonus Award granted for a Performance Period in accordance with the second paragraph of Section 6 shall be considered to constitute performance-based compensation under Section 409A of the Code to the extent the amount of such Discretionary Bonus, or the entitlement to such Discretionary Bonus, is contingent on the satisfaction of organizational or individual performance criteria relating to the Performance Period which were established in writing while the outcome was substantially uncertain and by not later than ninety (90) days after the commencement of the Performance Period to which the criteria relates.

For purposes of this Subsection (b), performance-based compensation under Section 409A of the Code shall not include any amount or portion of any amount of an Award that will be paid either regardless of performance, or based upon a level of performance, that is substantially certain to be met at the time the criteria is established. The amount payable under an Award may be performance-based compensation under Section 409A of the Code where the amount will be paid regardless of satisfaction of the performance criteria due to the Participant's death, Permanent and Total Disability, or a Change in Control, provided that a payment made under such circumstances without regard to the satisfaction of the performance criteria shall not constitute performance-based compensation under Section 409A of the Code.

Any portion of any Award not deferred under this section of this Plan will be paid as described under Subsection (a).

(c)Retirement, Permanent and Total Disability or Death. If a Participant was granted an Incentive Award for a Performance Period beginning after December 31, 2008 and his or her employment with the Company and its Subsidiaries terminates during the Performance Period by reason of death, Permanent and Total Disability, or retirement on or after Normal Retirement Age, the Incentive Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance Goals and individual performance goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date of such employment termination and the denominator of which is 365. The amount determined pursuant to the preceding sentence of this Subsection (c) shall become payable as provided in Subsection (a). In the event of death, payment shall be made to the beneficiary or beneficiaries as designated on the Participant's beneficiary designation form under the Company's group term life insurance program. In the absence of a beneficiary designation form, payment of the Incentive Award shall be made to the estate of the deceased Participant. Any amount

Annex 3 - 10

that has been deferred as provided under Subsection (b) shall be processed in accordance with the applicable deferred compensation plan.

(d)Employee Termination or Resignation. Except as provided in Subsection (c) or in Section 7(e) or (f) below, if a Participant resigns before his or her Normal Retirement Age or is terminated by the Company or any Subsidiary of the Company, and such employment resignation or termination occurs before the payment date of the Participant's Incentive Award, if any, then such Participant shall forfeit that unpaid Incentive Award and shall not be entitled to receive any payment under this Plan with respect to his or her Incentive Award for such Performance Period.

(e)Challenge to Control-Committee Discretion. The Committee may, in its discretion, direct that all employment continuation requirements be waived if it finds, in its sole discretion, that a major challenge to the control of the Company exists; subject, however, to the requirement that the exercise of such discretion shall result in all Annual Performance Bonus Awards for any Performance Period beginning after December 31, 2008 being determined on a pro-rated basis consistent with the procedure described in Subsection (c). Any amount that has been deferred as provided under Subsection (b) shall be processed in accordance with the applicable deferred compensation plan.

(f)Change in Control-Automatic Acceleration of Incentive Awards. If in fact a Change in Control occurs, all Incentive Awards will be determined and paid to Participants within sixty (60) days of such event.

(g)Tax Withholding. Incentive Awards under this Plan will be subject to tax withholding as required by law. Any deferred payments pursuant to Subsection (b) shall be subject to tax withholding as provided in the applicable deferred compensation plan.

(h)Impact on Employee Benefits. Incentive Awards paid under this Plan shall not be included in the determination of an Employee's eligible compensation when determining benefits under other benefit programs.

SECTION 8
NO EMPLOYMENT RIGHTS

No provisions of this Plan under any Award Notice shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Employee's service at any time, with or without cause.

SECTION 9
FUNDING AND STATUS OF PLAN

This Plan is a payroll practice of the Company and not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This Plan is not funded in the sense of a "funded plan" under ERISA, or Internal Revenue Service or other government regulations, which prescribe certain Participant rights and fiduciary obligations. Funding for this Plan will be equivalent to the sum of individual Incentive Awards. Funding is for accounting purposes only and does not confer any rights to Participants to any portion of such funds or any other Company assets except under this Plan rules and Award guidelines. To the extent that a Participant acquires a right to receive payment from the Company under this Plan, such right shall be no greater than the rights of any unsecured creditor of the Company.

SECTION 10
TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

(a)Effective Date; Term of Plan. This Plan shall continue in effect until terminated under this Section 10.

(b)Amendment and Termination. The Committee in its sole discretion may terminate this Plan at any time and may amend this Plan at any time in such respects as the Committee may deem advisable; provided, no amendment, suspension or termination of this Plan shall materially adversely affect the rights of a Participant with respect to compensation previously earned and not yet paid. In the event that this Plan shall be suspended or terminated during the course of a Performance Period, an Incentive Award calculated in accordance with the terms of this Plan prior to such event will be paid to Participants on a pro rata basis.

Annex 3 - 11

SECTION 11
ALIENATION AND SUBORDINATION OF BENEFITS

No benefit or payment under this Plan may be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, lien or charge, by operation of law or otherwise, including levy, garnishment, pledge, or bankruptcy, except by will or the laws of descent and distribution, and any attempt to treat otherwise shall be void. No payment or benefit shall be in any manner liable for or subject to the recipient's debts, contracts, liabilities, or torts except where legislation provides for regulatory action or court order (garnishment, etc.) to supersede this restriction.

SECTION 12
GOVERNING LAW

THIS PLAN AND ANY AND ALL AWARD NOTICES EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Annex 3 - 12

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE SUITE 3300 HOUSTON, TX 77057
VOTE DEADLINE – 11:59 p.m. Eastern Time on 17 May 2015 (or 12 May 2015 for employees and directors holding shares in our benefit plans).

VOTE BY INTERNET – www.proxyvote.com
Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company, consent to receive all future proxy materials and annual reports electronically via e-mail or the Internet. To sign up, please follow the Vote by Internet instructions and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

The "Abstain" option is provided to enable you to refrain from voting on any particular resolution. However, it should be noted that selecting "Abstain" is not a vote in law and will not be counted in the calculation of the proportion of the votes "For" and "Against" a resolution.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	ENSCO PLC

The Board of Directors recommends you vote FOR all proposals.

1.	To re-elect Directors to serve until the 2016 Annual General Meeting of Shareholders:	For	Against	Abstain
	Nominees:
	1a. J. Roderick Clark	☐	☐	☐			For	Against	Abstain
	1b. Roxanne J. Decyk	☐	☐	☐	4.
To appoint KPMG LLP as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next annual general meeting of shareholders at which accounts are laid before the Company).
							☐	☐	☐
	1c. Mary E. Francis CBE	☐	☐	☐
	1d. C. Christopher Gaut	☐	☐	☐	5.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.	☐	☐	☐
	1e. Gerald W. Haddock	☐	☐	☐	6.	To approve an Amendment to the Ensco 2012 Long-Term Incentive Plan and to approve the Performance-Based Provisions of the Plan pursuant to Internal Revenue Code Section 162(m).	☐	☐	☐
	1f. Francis S. Kalman	☐	☐	☐	7.	To approve the Performance-Based Provisions of the Ensco 2005 Cash Incentive Plan pursuant to Internal Revenue Code Section 162(m).	☐	☐	☐
	1g. Keith O. Rattie	☐	☐	☐	8.	A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2014.	☐	☐	☐
	1h. Paul E. Rowsey, III	☐	☐	☐	9.	A non-binding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
	1i. Carl G. Trowell	☐	☐	☐	10.
A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2014 (in accordance with legal requirements applicable to U.K. companies).

							☐	☐	☐
2.	To authorise the Board of Directors to allot shares.	☐	☐	☐
3.	To ratify the Audit Committee's appointment of KPMG LLP as our U.S. independent registered public accounting firm for the year ended 31 December 2015.	☐	☐	☐	11.	To approve the disapplication of pre-emption rights.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorised officer. The completion and return of this form will not preclude a shareholder from attending the meeting and voting in person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
ENSCO PLC
18 May 2015
Please date, sign and mail
the proxy card in the
envelope provided as soon as possible
and NO LATER THAN 11:59 P.M. EASTERN TIME
17 MAY 2015 (or 12 MAY 2015 for employees and directors holding shares in our benefit plans)
to ensure that your vote is counted.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting of Shareholders:
The Notice, Proxy Statement, Annual Report and United Kingdom Statutory Accounts are available at www.proxyvote.com.

If voting by mail, please detach along perforated line and mail in the envelope provided.
PROXY
ENSCO PLC

Board of Directors Proxy for the Annual General Meeting of Shareholders
at 8:00 a.m. London Time, Monday, 18 May 2015
InterContinental London Park Lane
One Hamilton Place, Park Lane, London, W1J 7QY, UNITED KINGDOM
The undersigned shareholder of Ensco plc hereby revokes all previous proxies and appoints Brady K. Long or, in his absence, Elizabeth A. Cook, each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated Annual General Meeting of Shareholders and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO RESOLUTIONS 1 THROUGH 11, THIS PROXY WILL BE VOTED FOR EACH OF THOSE RESOLUTIONS AT THE DISCRETION OF THE PERSONS DESIGNATED BY THE BOARD OF DIRECTORS AS YOUR PROXIES. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
Your Board of Directors recommends a vote FOR all proposals.

Continued and to be signed on reverse side